UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21323

Eaton Vance Limited Duration Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

March 31, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

  Eaton Vance

  Limited Duration Income

  Fund (EVV)

   Annual Report

     March 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report March 31, 2022

Eaton Vance

Limited Duration Income Fund

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Management’s Discussion of Fund Performance†

Economic and Market Conditions

For the first three months of the 12-month period that began April 1, 2021, U.S. Treasury yields rose and bond prices declined in anticipation of rising economic growth, driven by new federal stimulus and progress on COVID-19 vaccinations. In late spring and early summer, high year-over-year inflation numbers put further upward pressure on interest rates, as investors worried the U.S. Federal Reserve (the Fed) might need to raise rates to tame inflation.

By July, however, the emergence of a new, more contagious Delta variant of COVID-19 threatened the U.S. economic rebound and diminished inflation concerns. Investors again turned to U.S. Treasurys as relatively safe-haven assets, leading bond prices to rise and interest rates to fall in July.

From August through October, fixed income markets reversed direction again. Bond prices declined due, in part, to anticipation that the Fed would begin tapering its monthly bond purchases, which had helped hold interest rates down through much of the pandemic.

In the closing months of 2021, the Fed confirmed that tapering would begin in November and accelerate in the months to come. The reduction of monetary stimulus put additional upward pressure on shorter-term interest rates, as did the passage of President Biden’s infrastructure bill. Additionally, as the Fed issued more hawkish monetary statements, Treasury rates rose in December against the backdrop of inflationary concerns and potential interest rate hikes.

As the new year began, investors appeared to reevaluate the twin threats of inflation and projected rate hikes. When the Russian Federation — a significant energy supplier for much of the world and especially Europe — began massing troops on its border with Ukraine, the threat and the subsequent reality of a prolonged war in Europe sent shock waves through markets worldwide and exacerbated energy price inflation.

For the period as a whole, fixed-income asset class returns were generally negative. The Bloomberg U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returned (4.15)% during the period and the ICE BofA U.S. Mortgage-Backed Securities Index returned (5.10)% during the same period. In the below-investment-grade space, the ICE BofA U.S. High Yield Index returned (0.29)%. The S&P/LSTA Leveraged Loan Index, a broad measure of corporate floating-rate loans, was an outlier with a 12-month return of 3.25%, as the asset class benefitted from investor demand for floating-rate coupons in a rising rate environment.

Fund Performance

For the 12-month period ended March 31, 2022, Eaton Vance Limited Duration Income Fund (the Fund) returned (0.42)% at net asset value of its common shares (NAV), outperforming the Bloomberg U.S. Aggregate Bond Index (the Index), which returned (4.15)%. In addition, the Fund outperformed its blended benchmark (the Blended Index) — 33.33% S&P/LSTA Leveraged Loan Index (the Loan Index), 33.33% ICE BofA B U.S. High Yield Index (the High Yield Index), and 33.34% ICE BofA U.S. Mortgage-Backed Securities Index (the MBS Index) — which returned (0.63)% during the same period.

Within the Fund’s benchmark allocations, exposure to mortgage-backed securities (MBS) had a positive contribution to performance versus the Blended Index during the period, as the Fund’s MBS allocation outperformed the Index as well as the MBS Index. During the period, the MBS market gradually priced in a more hawkish posture from the Fed regarding its MBS purchases. The Fed entered the period increasing its MBS holdings by roughly $40 billion per month, but its purchases slowed to zero by period-end. A reduction in demand from the Fed, coupled with record-high new MBS supply in 2021, pushed spreads wider for much of the period, although rising mortgage rates in the closing months of the period cooled mortgage refinancing activity.

The Fund’s allocation to floating-rate corporate loans was also a relative contributor to performance, as this allocation outperformed the Index as well as the Loan Index during the period. In particular, a modest allocation to collateralized loan obligations (CLOs) contributed to performance relative to the Index, as CLO prices rose during the period. The Index does not include CLOs. Additionally, loan selections in the containers & glass products and the oil & gas industries aided relative performance. In contrast, loan selections within the health care industry detracted from results relative to the Loan Index.

The Fund’s allocation to high-yield corporate bonds outperformed the Index and the High Yield Index and thus contributed to relative performance as well. From a sector perspective, bond selections in the services, automotive and auto parts, and steel sectors were the largest contributors to relative performance. An overweight position in the energy sector, relative to the High Yield Index, also helped relative performance. Security selections in B rated securities, along with a modest out-of-Index position in non-rated securities, helped performance relative to the High Yield Index as well. In contrast, bond selections in the technology, broadcasting, and building materials sectors, along with an overweight position in the retail sector, detracted from relative performance. The Fund’s overweight exposure to higher quality, BB rated high yield bonds, as well as security selections in CCC rated bonds, also hurt performance relative to the High Yield Index.

For the Fund’s out-of-benchmark allocations, exposure to commercial MBS and European floating-rate loans contributed to performance during the 12-month period. Meanwhile, the Fund’s out-of-benchmark exposures to emerging-market debt detracted from relative performance, as this asset class underperformed the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Performance

Portfolio Manager(s) Catherine C. McDermott, Andrew Szczurowski, CFA, Eric A. Stein, CFA and Kelley Baccei Gerrity

% Average Annual Total Returns[1,2]	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	05/30/2003	(0.42)%	4.21%	5.38%

Fund at Market Price	—	1.70	5.01	5.18

Bloomberg U.S. Aggregate Bond Index	—	(4.15)%	2.14%	2.24%

Blended Index	—	(0.63)	3.28	3.81

% Premium/Discount to NAV[3]

				(4.88)%

Distributions[4]

Total Distributions per share for the period				$1.200

Distribution Rate at NAV				9.76%

Distribution Rate at Market Price				10.26

% Total Leverage[5]

Auction Preferred Shares (APS)				9.72%

Borrowings				26.00

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Fund Profile

Asset Allocation (% of total investments)*

*	Including the Fund’s use of leverage, Asset Allocation as a percentage of the Fund’s net assets amounted to 159.8%.

4

Eaton Vance

Limited Duration Income Fund

March 31, 2022

The Fund’s Investment Objective, Principal Strategies and Principal Risks‡

Investment Objectives. The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income. Under normal market conditions, the Fund expects to maintain an average duration of no more than five years (including the effect of anticipated leverage).

Principal Strategies. In pursuing its investment objectives, the Fund normally invests at least 25% of its total assets in each of: (1) investments rated investment grade, including, but not limited to, U.S. Government securities (which may include U.S. Treasuries and mortgage-backed securities (MBS) and other securities issued, backed, or otherwise guaranteed by the U.S. Government, or its agencies or instrumentalities), commercial MBS and corporate debt obligations; and (2) investments rated below investment grade, including, but not limited to, senior loans and high-yield debt securities. Investment-grade investments are those rated BBB- or higher by S&P Global Ratings or Fitch Ratings, Baa3 or higher as determined by Moody’s Investor Service, Inc. or, if not rated, determined to be of comparable credit quality by the Fund’s portfolio managers.

Under normal market conditions, the Fund structures and seeks to maintain its portfolio of high-quality investments (such as MBS) and lower quality non-investment grade bonds and senior loans in such a manner that the Fund has an average dollar-weighted portfolio credit quality of investment grade. Within the foregoing guideline, the Fund may invest in individual investments of any credit quality.

The Fund may invest without limit in foreign investments denominated in U.S. dollars and may invest up to 15% of its net assets in foreign investments denominated in authorized foreign currencies, which include euros, British pounds, Swiss francs, Canadian dollars and Australian dollars. The Fund seeks to hedge against foreign currency fluctuations through the use of currency exchange contracts and other permitted hedging strategies. The Fund may enter into forward commitments to buy or sell agency MBS (to-be-announced transactions, or “TBAs”). The Fund may also invest in other types of investments that are not part of its principal strategy from time to time.

The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s NAV of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. The Fund also may establish leverage through derivatives and reverse repurchase agreements. The Fund is permitted to invest up to 10% of its gross assets in credit default swaps (“CDS”) on below investment grade corporate securities, senior floating-rate bank loans and/or indices related to such investments to gain exposure to such underlying credits or indices. In addition, the Fund may invest in CDS for risk management purposes, including diversification.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include such events as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Loans Risk. Loans are traded in a private, unregulated inter-dealer or interbank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expenses enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate. The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Limited Duration Income Fund

March 31, 2022

The Fund’s Investment Objective, Principal Strategies and Principal Risks‡ — continued

securities that are issued or guaranteed by a government entity. Mortgage-and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. Asset-backed securities represent interests in a pool of assets, such as home equity loans, commercial mortgage-backed securities (“CMBS”), automobile receivables or credit card receivables, and include collateralized loan obligations (“CLOs”) and stripped securities. Interests in collateralized loan obligations (“CLOs”) are split into two or more portions, called tranches, which vary in risk, maturity, payment priority and yield. Each CLO tranche is entitled to scheduled debt payments from the underlying loans and assumes the risk of a default by the underlying loans. The Fund will indirectly bear any management fees and expenses incurred by a CLO.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Credit Risk. Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

LIBOR Risk. The London Interbank Offered Rate or LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. The Fund has exposure to LIBOR-based instruments. Although the transition process away from LIBOR has become increasingly well defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, such as floating-rate debt obligations. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund, and such effects may occur prior to the anticipated discontinuation of the remaining LIBOR settings in 2023. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which U.S. companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the

See Endnotes and Additional Disclosures in this report.

6

Eaton Vance

Limited Duration Income Fund

March 31, 2022

The Fund’s Investment Objective, Principal Strategies and Principal Risks‡ — continued

underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

When-Issued and Forward Commitment Risk. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price.

Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities sold to the counterparty or the securities which the Fund purchases with its proceeds from the agreement would affect the value of the Fund’s assets. As a result, such agreements may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be a form of borrowing by the Fund (and a loan from the counterparty), they constitute leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can also result from borrowings, issuance of preferred shares or participation in residual interest bond transactions. Leverage can increase both the risk and return potential of the Fund. The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s NAV to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Market Discount Risk. As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in a substantial economic downturn, which may continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. The

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

Limited Duration Income Fund

March 31, 2022

The Fund’s Investment Objective, Principal Strategies and Principal Risks‡ — continued

Fund uses third party service providers who are also heavily dependent on computers and technology for their operations. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its NAV, impede shareholders to transact business or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, litigation costs, or additional compliance costs.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Important Notice to Shareholders

The following information in this annual report is a summary of certain changes since March 31, 2021. This information may not reflect all of the changes that have occurred since you purchased this Fund.

The Board of Trustees of the Fund approved a change to the Fund’s investment policies with respect to the Fund’s ability to enter into commitments to buy and sell mortgage-backed securities (to-be-announced transactions or "TBAs"). Effective December 22, 2021, the Fund’s former investment restrictions with respect to TBAs have been removed. The Fund will continue to comply with asset segregation requirements for derivatives transactions, including TBAs, under the U.S. Securities and Exchange Commission’s current framework until it must instead comply with Rule 18f-4 under the Investment Company Act of 1940, as amended, in 2022.

See Endnotes and Additional Disclosures in this report.

8

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Endnotes and Additional Disclosures

†

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

‡

The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

[1]

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofA B U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds with a credit quality rating of B. ICE BofA U.S. Mortgage-Backed Securities Index is an unmanaged index of fixed rate residential mortgage pass-through securities issued by U.S. agencies. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Performance results reflect the effects of leverage. Included in the average annual total return at NAV for the five- and ten-year periods is the impact of the 2018 tender and repurchase of a portion of the Fund’s Auction Preferred Shares (APS) at 92% of the Fund’s APS per share liquidation preference. Had this transaction not occurred, the total return at NAV would be lower for the Fund. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Pursuant to the Fund’s Dividend Reinvestment Plan, if the NAV per share on the distribution payment date is equal to or less than the market price per share plus estimated brokerage commissions, then new shares are issued. The number of shares shall be determined by the greater of the NAV per share or 95% of the market price. Otherwise, shares generally are purchased on the open market by the Plan’s agent.

[3]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions in any period may be more or less than the net return earned by the Fund on its investments, and therefore should not be used as a measure of performance or confused with “yield” or “income.” Distributions in excess of Fund returns may include a return of capital which, over time, will cause the Fund’s net assets and net asset value per share to erode. When the Fund’s distributions include amounts from sources other than net investment income, shareholders are notified. The final determination of the tax characteristics of Fund distributions will occur after the end of the year, at which time that determination will be reported to shareholders.

[5]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

Fund profile subject to change due to active management.

Additional Information

ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds.

9

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Endnotes and Additional Disclosures — continued

Ratings are based on the average of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Important Notice to Shareholders

Effective October 11, 2021, pursuant to new Securities and Exchange Commission rules that require closed-end funds to compare their performance to a primary broad-based securities market index, the Fund adopted the Bloomberg U.S. Aggregate Bond Index as its primary benchmark.

10

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments

Asset-Backed Securities — 7.4%
Security	Principal Amount (000’s omitted)	Value

AIG CLO, Ltd., Series 2019-1A, Class ER, 6.959%, (3 mo. SOFR + 6.70%), 4/18/35(1)(2)	$2,877	$2,848,880

Alinea CLO, Ltd., Series 2018-1A, Class E, 6.254%, (3 mo. USD LIBOR + 6.00%), 7/20/31(1)(2)	1,000	950,963

AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 7.151%, (3 mo. USD LIBOR + 6.91%), 1/15/32(1)(2)	500	475,805

AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 6.546%, (3 mo. USD LIBOR + 6.18%), 11/10/30(1)(2)	2,000	1,875,974

Ares XXXIV CLO, Ltd., Series 2015-2A, Class ER, 7.091%, (3 mo. USD LIBOR + 6.85%), 4/17/33(1)(2)	2,000	1,919,712

Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 5.941%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	2,000	1,909,950

Benefit Street Partners CLO XVI, Ltd., Series 2018-16A, Class E, 6.941%, (3 mo. USD LIBOR + 6.70%), 1/17/32(1)(2)	3,000	2,910,873

Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class ER, 6.591%, (3 mo. USD LIBOR + 6.35%), 7/15/32(1)(2)	3,000	2,915,553

Benefit Street Partners CLO XVIII, Ltd., Series 2019-18A, Class ER, 6.991%, (3 mo. USD LIBOR + 6.75%), 10/15/34(1)(2)	4,500	4,383,117

Benefit Street Partners CLO XXII, Ltd., Series 2022-22A, Class ER, 7.307%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	2,000	1,977,294

BlueMountain CLO XXII, Ltd., Series 2018-1A, Class E, 6.249%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	1,000	912,098

BlueMountain CLO XXIV, Ltd., Series 2019-24A, Class ER, 7.094%, (3 mo. USD LIBOR + 6.84%), 4/20/34(1)(2)	1,000	953,427

BlueMountain CLO XXV, Ltd., Series 2019-25A, Class ER, 7.491%, (3 mo. USD LIBOR + 7.25%), 7/15/36(1)(2)	2,000	1,949,844

BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 7.384%, (3 mo. USD LIBOR + 7.13%), 10/20/34(1)(2)	2,500	2,397,063

BlueMountain CLO XXX, Ltd., Series 2020-30A, Class ER, 6.918%, (3 mo. SOFR + 6.70%), 4/15/35(1)(2)	2,000	1,980,460

BlueMountain CLO XXXIV, Ltd., Series 2022-34A, Class E, (3 mo. SOFR + 7.55%), 4/20/35(1)(3)	1,000	984,300

BlueMountain CLO, Ltd., Series 2016-3A, Class ER, 6.456%, (3 mo. USD LIBOR + 5.95%), 11/15/30(1)(2)	2,000	1,812,252

Security	Principal Amount (000’s omitted)	Value

Canyon Capital CLO, Ltd.:

Series 2016-2A, Class ER, 6.239%, (3 mo. USD LIBOR + 6.00%), 10/15/31(1)(2)	$3,350	$3,071,990

Series 2019-2A, Class ER, 6.991%, (3 mo. USD LIBOR + 6.75%), 10/15/34(1)(2)	1,000	976,523

Carlyle CLO 17, Ltd., Series C17A, Class DR, 6.299%, (3 mo. USD LIBOR + 6.00%), 4/30/31(1)(2)	1,750	1,613,283

Carlyle Global Market Strategies CLO, Ltd.:

Series 2012-3A, Class DR2, 6.738%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	2,000	1,825,646

Series 2014-4RA, Class D, 5.891%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	1,250	1,099,078

Series 2015-5A, Class DR, 6.954%, (3 mo. USD LIBOR + 6.70%), 1/20/32(1)(2)	1,000	932,577

Cedar Funding X CLO, Ltd., Series 2019-10A, Class ER, 6.754%, (3 mo. USD LIBOR + 6.50%), 10/20/32(1)(2)	1,500	1,450,349

Dryden Senior Loan Fund:

Series 2015-41A, Class ER, 5.539%, (3 mo. USD LIBOR + 5.30%), 4/15/31(1)(2)	2,000	1,872,698

Series 2016-42A, Class ER, 5.791%, (3 mo. USD LIBOR + 5.55%), 7/15/30(1)(2)	1,000	947,756

Elmwood CLO 14, Ltd., Series 2022-1A, Class E, 7.00%, (3 mo. SOFR + 6.35%), 4/20/35(1)(2)	1,000	990,214

FOCUS Brands Funding, LLC, Series 2017-1A, Class A2IB, 3.857%, 4/30/47(1)	1,543	1,522,851

Galaxy XIX CLO, Ltd., Series 2015-19A, Class D2R, 7.259%, (3 mo. USD LIBOR + 7.00%), 7/24/30(1)(2)	1,600	1,523,870

Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 6.886%, (3 mo. USD LIBOR + 6.65%), 10/15/30(1)(2)	3,275	3,120,076

Galaxy XXI CLO, Ltd., Series 2015-21A, Class ER, 5.504%, (3 mo. USD LIBOR + 5.25%), 4/20/31(1)(2)	1,100	1,026,477

Galaxy XXV CLO, Ltd., Series 2018-25A, Class E, 6.208%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	1,000	945,599

Golub Capital Partners CLO 37B, Ltd., Series 2018-37A, Class E, 6.004%, (3 mo. USD LIBOR + 5.75%), 7/20/30(1)(2)	3,000	2,643,336

Golub Capital Partners CLO 50B-R, Ltd., Series 2020-50A, Class ER, 7.492%, (3 mo. SOFR + 7.10%), 4/20/35(1)(2)	2,000	1,967,340

Madison Park Funding XVII, Ltd., Series 2015-17A, Class ER, 6.755%, (3 mo. USD LIBOR + 6.50%), 7/21/30(1)(2)	2,000	1,958,586

Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class ER, 7.354%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	3,000	2,950,986

Madison Park Funding XXXVII, Ltd., Series 2019-37A, Class ER, 6.391%, (3 mo. USD LIBOR + 6.15%), 7/15/33(1)(2)	3,500	3,395,840

11	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Neuberger Berman CLO XXII, Ltd., Series 2016-22A, Class ER, 6.301%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	$1,500	$1,443,696

Neuberger Berman Loan Advisers CLO 30, Ltd., Series 2018-30A, Class ER, 6.454%, (3 mo. USD LIBOR + 6.20%), 1/20/31(1)(2)	2,000	1,955,510

Neuberger Berman Loan Advisers CLO 31, Ltd., Series 2019-31A, Class ER, 6.754%, (3 mo. USD LIBOR + 6.50%), 4/20/31(1)(2)	1,000	980,939

Neuberger Berman Loan Advisers CLO 48, Ltd., Series 2022-48A, Class E, 7.228%, (3 mo. SOFR + 6.50%), 4/25/36(1)(2)	2,000	1,987,202

NRZ Excess Spread-Collateralized Notes, Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	4,522	4,360,829

Palmer Square CLO, Ltd.:

Series 2013-2A, Class DRR, 6.091%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	2,000	1,924,410

Series 2018-2A, Class D, 5.839%, (3 mo. USD LIBOR + 5.60%), 7/16/31(1)(2)	1,000	959,868

Series 2019-1A, Class DR, 6.895%, (3 mo. USD LIBOR + 6.50%), 11/14/34(1)(2)	2,000	1,959,878

Series 2021-3A, Class E, 6.382%, (3 mo. USD LIBOR + 6.15%), 1/15/35(1)(2)	2,500	2,441,970

RAD CLO 5, Ltd., Series 2019-5A, Class E, 6.959%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	4,550	4,528,187

Regatta IX Funding, Ltd., Series 2017-1A, Class E, 6.241%, (3 mo. USD LIBOR + 6.00%), 4/17/30(1)(2)	450	434,308

Regatta XII Funding, Ltd., Series 2019-1A, Class ER, 6.591%, (3 mo. USD LIBOR + 6.35%), 10/15/32(1)(2)	2,000	1,935,304

Regatta XIII Funding, Ltd., Series 2018-2A, Class D, 6.191%, (3 mo. USD LIBOR + 5.95%), 7/15/31(1)(2)	2,000	1,831,026

Regatta XIV Funding, Ltd., Series 2018-3A, Class E, 6.208%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	1,000	933,402

Regatta XVI Funding, Ltd., Series 2019-2A, Class E, 7.241%, (3 mo. USD LIBOR + 7.00%), 1/15/33(1)(2)	1,800	1,750,649

Vibrant CLO IX, Ltd., Series 2018-9A, Class D, 6.504%, (3 mo. USD LIBOR + 6.25%), 7/20/31(1)(2)	1,000	889,052

Vibrant CLO XI, Ltd., Series 2019-11A, Class D, 7.024%, (3 mo. USD LIBOR + 6.77%), 7/20/32(1)(2)	575	534,615

Voya CLO, Ltd.:

Series 2015-3A, Class DR, 6.454%, (3 mo. USD LIBOR + 6.20%), 10/20/31(1)(2)	3,000	2,664,375

Series 2016-3A, Class DR, 6.321%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(2)	1,400	1,208,512

Security	Principal Amount (000’s omitted)	Value

Wellfleet CLO, Ltd., Series 2020-1A, Class D, 7.481%, (3 mo. USD LIBOR + 7.24%), 4/15/33(1)(2)	$2,000	$1,945,206

Total Asset-Backed Securities (identified cost $109,296,662)		$105,661,578

Closed-End Funds — 1.6%

Security	Shares	Value

BlackRock Corporate High Yield Fund, Inc.	2,188,579	$23,570,996

Total Closed-End Funds (identified cost $26,062,179)		$23,570,996

Collateralized Mortgage Obligations — 7.1%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Series 24, Class J, 6.25%, 11/25/23	$40	$41,295

Series 1497, Class K, 7.00%, 4/15/23	26	26,314

Series 1529, Class Z, 7.00%, 6/15/23	53	54,435

Series 1620, Class Z, 6.00%, 11/15/23	32	32,567

Series 1677, Class Z, 7.50%, 7/15/23	26	26,951

Series 1702, Class PZ, 6.50%, 3/15/24	419	427,573

Series 2113, Class QG, 6.00%, 1/15/29	220	228,206

Series 2122, Class K, 6.00%, 2/15/29	42	43,713

Series 2130, Class K, 6.00%, 3/15/29	29	29,616

Series 2167, Class BZ, 7.00%, 6/15/29	33	34,967

Series 2182, Class ZB, 8.00%, 9/15/29	341	362,607

Series 2198, Class ZA, 8.50%, 11/15/29	362	386,103

Series 2458, Class ZB, 7.00%, 6/15/32	440	470,479

Series 3762, Class SH, 9.538%, (10.00% - 1 mo USD LIBOR x 2.00), 11/15/40(4)	430	491,838

Series 4273, Class PU, 4.00%, 11/15/43	2,263	2,268,034

Series 4273, Class SP, 11.385%, (12.00% - 1 mo USD LIBOR x 2.67), 11/15/43(4)	503	574,965

Series 4452, Class ZJ, 3.00%, 11/15/44	448	448,238

Series 4678, Class PC, 3.00%, 1/15/46	3,748	3,730,863

Series 5028, Class TZ, 2.00%, 10/25/50	2,602	2,426,746

Series 5035, Class AZ, 2.00%, 11/25/50	8,007	7,592,206

Series 5083, Class SK, 3.801%, (3.867% - 30-day average SOFR x 1.33), 3/25/51(4)	2,381	2,027,609

Series 5160, Class ZY, 3.00%, 10/25/50	2,758	2,623,993

Interest Only:(5)

Series 284, Class S6, 5.703%, (6.10% - 1 mo. USD LIBOR), 10/15/42(4)	1,393	263,082

Series 362, Class C7, 3.50%, 9/15/47	5,297	871,169

Series 362, Class C11, 4.00%, 12/15/47	5,284	877,207

12	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Interest Only: (continued)

Series 4067, Class JI, 3.50%, 6/15/27	$1,108	$70,119

Series 4070, Class S, 5.703%, (6.10% - 1 mo. USD LIBOR), 6/15/32(4)	3,127	395,714

Series 4088, Class EI, 3.50%, 9/15/41	456	5,611

Series 4094, Class CS, 5.603%, (6.00% - 1 mo USD LIBOR), 8/15/42(4)	967	189,093

Series 4095, Class HS, 5.703%, (6.10% - 1 mo USD LIBOR), 7/15/32(4)	769	72,762

Series 4109, Class ES, 5.753%, (6.15% - 1 mo USD LIBOR), 12/15/41(4)	82	14,622

Series 4110, Class SA, 5.253%, (5.65% - 1 mo USD LIBOR), 9/15/42(4)	2,633	359,294

Series 4149, Class S, 5.853%, (6.25% - 1 mo. USD LIBOR), 1/15/33(4)	1,698	263,706

Series 4188, Class AI, 3.50%, 4/15/28	873	47,794

Series 4203, Class QS, 5.853%, (6.25% - 1 mo USD LIBOR), 5/15/43(4)	2,821	322,375

Series 4408, Class IP, 3.50%, 4/15/44	1,783	185,714

Series 4435, Class BI, 3.50%, 7/15/44	3,946	575,389

Series 4629, Class QI, 3.50%, 11/15/46	1,668	243,728

Series 4644, Class TI, 3.50%, 1/15/45	1,835	213,618

Series 4667, Class PI, 3.50%, 5/15/42	774	13,428

Series 4744, Class IO, 4.00%, 11/15/47	2,700	476,850

Series 4749, Class IL, 4.00%, 12/15/47	1,188	202,598

Series 4767, Class IM, 4.00%, 5/15/45	240	601

Series 4793, Class SD, 5.803%, (6.20% - 1 mo USD LIBOR), 6/15/48(4)	5,751	783,536

Series 4966, Class SY, 5.593%, (6.05% - 1 mo USD LIBOR), 4/25/50(4)	13,420	2,137,819

Principal Only:(6)

Series 242, Class PO, 0.00%, 11/15/36	2,341	2,022,149

Series 259, Class PO, 0.00%, 4/15/39	1,440	1,246,607

Series 3606, Class PO, 0.00%, 12/15/39	1,543	1,299,792

Series 4417, Class KO, 0.00%, 12/15/43	194	141,144

Series 4478, Class PO, 0.00%, 5/15/45	839	702,190

		$38,347,029

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class M2, 4.207%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(2)	$1,133	$1,140,229

Federal National Mortgage Association:

Series G92-46, Class Z, 7.00%, 8/25/22	1	1,303

Series G92-60, Class Z, 7.00%, 10/25/22	2	1,896

Series G93-35, Class ZQ, 6.50%, 11/25/23	447	461,622

Series G93-40, Class H, 6.40%, 12/25/23	100	103,144

Series 1992-77, Class ZA, 8.00%, 5/25/22	1	871

Series 1992-113, Class Z, 7.50%, 7/25/22	2	1,645

Series 1992-185, Class ZB, 7.00%, 10/25/22	4	3,643

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 1993-16, Class Z, 7.50%, 2/25/23	$14	$13,890

Series 1993-22, Class PM, 7.40%, 2/25/23	12	12,367

Series 1993-25, Class J, 7.50%, 3/25/23	22	22,558

Series 1993-30, Class PZ, 7.50%, 3/25/23	35	35,096

Series 1993-42, Class ZQ, 6.75%, 4/25/23	54	55,254

Series 1993-56, Class PZ, 7.00%, 5/25/23	9	9,031

Series 1993-156, Class ZB, 7.00%, 9/25/23	12	12,651

Series 1994-45, Class Z, 6.50%, 2/25/24	98	101,549

Series 1994-89, Class ZQ, 8.00%, 7/25/24	123	131,904

Series 1996-57, Class Z, 7.00%, 12/25/26	156	162,580

Series 1997-77, Class Z, 7.00%, 11/18/27	97	103,451

Series 1998-44, Class ZA, 6.50%, 7/20/28	100	105,912

Series 1999-45, Class ZG, 6.50%, 9/25/29	30	31,629

Series 2000-22, Class PN, 6.00%, 7/25/30	362	375,245

Series 2002-1, Class G, 7.00%, 7/25/23	15	15,305

Series 2002-21, Class PE, 6.50%, 4/25/32	261	286,710

Series 2005-75, Class CS, 22.374%, (24.20% -1 mo. USD LIBOR x 4.00), 9/25/35(4)	679	991,872

Series 2007-74, Class AC, 5.00%, 8/25/37	2,765	2,920,370

Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo

USD LIBOR x 10.00, Cap 6.00%), 6/25/41(4)	288	300,869

Series 2011-109, Class PE, 3.00%, 8/25/41	438	441,044

Series 2012-134, Class ZT, 2.00%, 12/25/42	1,458	1,322,459

Series 2013-6, Class TA, 1.50%, 1/25/43	1,648	1,585,980

Series 2013-67, Class NF, 1.457%, (1 mo. USD LIBOR + 1.00%), 7/25/43(2)	950	961,387

Series 2014-64, Class PA, 3.00%, 3/25/44	259	259,844

Series 2017-15, Class LE, 3.00%, 6/25/46	1,006	1,016,178

Series 2017-48, Class LG, 2.75%, 5/25/47	1,848	1,784,249

Series 2018-18, Class QD, 4.50%, 5/25/45	174	173,914

Interest Only:(5)

Series 2011-101, Class IC, 3.50%, 10/25/26	2,766	133,969

Series 2011-101, Class IE, 3.50%, 10/25/26	894	42,062

Series 2012-33, Class CI, 3.50%, 3/25/27	1,650	70,947

Series 2012-94, Class KS, 6.193%, (6.65% - 1 mo USD LIBOR), 5/25/38(4)	246	2,457

Series 2012-118, Class IN, 3.50%, 11/25/42	3,625	700,606

Series 2012-124, Class IO, 1.346%, 11/25/42(7)	1,928	82,618

Series 2012-125, Class IG, 3.50%, 11/25/42	11,761	2,468,920

Series 2012-150, Class SK, 5.693%, (6.15% -1 mo. USD LIBOR), 1/25/43(4)	2,172	420,767

Series 2013-12, Class SP, 5.193%, (5.65% - 1 mo USD LIBOR), 11/25/41(4)	493	25,161

Series 2013-15, Class DS, 5.743%, (6.20% - 1 mo USD LIBOR), 3/25/33(4)	5,276	622,911

Series 2013-16, Class SY, 5.693%, (6.15% - 1 mo USD LIBOR), 3/25/43(4)	1,059	212,648

13	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Interest Only: (continued)

Series 2013-54, Class HS, 5.843%, (6.30% - 1 mo USD LIBOR), 10/25/41(4)	$385	$9,263

Series 2013-64, Class PS, 5.793%, (6.25% - 1 mo USD LIBOR), 4/25/43(4)	1,572	175,712

Series 2013-75, Class SC, 5.793%, (6.25% - 1 mo USD LIBOR), 7/25/42(4)	2,430	140,062

Series 2014-32, Class EI, 4.00%, 6/25/44	441	67,552

Series 2014-55, Class IN, 3.50%, 7/25/44	1,006	200,007

Series 2014-89, Class IO, 3.50%, 1/25/45	1,205	249,973

Series 2015-52, Class MI, 3.50%, 7/25/45	1,144	224,607

Series 2018-21, Class IO, 3.00%, 4/25/48	4,590	734,189

Series 2019-1, Class AS, 5.543%, (6.00% - 1 mo USD LIBOR), 2/25/49(4)	7,911	777,856

Series 2019-33, Class SK, 5.593%, (6.05% - 1 mo USD LIBOR), 7/25/49(4)	6,119	645,697

Series 2020-23, Class SP, 5.593%, (6.05% - 1 mo USD LIBOR), 2/25/50(4)	4,472	710,357

Principal Only:(6)

Series 379, Class 1, 0.00%, 5/25/37	1,446	1,240,460

Series 2006-8, Class WQ, 0.00%, 3/25/36	2,440	2,027,020

		$25,793,243

Government National Mortgage Association:

Series 2017-121, Class DF, 0.949%, (1 mo. USD LIBOR + 0.50%), 8/20/47(2)	$4,270	$4,277,064

Series 2017-137, Class AF, 0.949%, (1 mo. USD LIBOR + 0.50%), 9/20/47(2)	2,346	2,349,291

Series 2018-6, Class JZ, 4.00%, 1/20/48	4,902	5,793,724

Series 2021-160, Class NZ, 3.00%, 9/20/51	3,048	3,032,334

Series 2021-165, Class MZ, 2.50%, 9/20/51	9,447	8,774,549

Interest Only:(5)

Series 2017-104, Class SD, 5.751%, (6.20% -1 mo. USD LIBOR), 7/20/47(4)	3,129	402,514

Series 2020-151, Class AI, 2.00%, 10/20/50	13,442	1,475,048

Series 2020-154, Class PI, 2.50%, 10/20/50	12,485	1,364,016

Series 2020-176, Class HI, 2.50%, 11/20/50	14,691	1,703,282

Series 2021-131, Class QI, 3.00%, 7/20/51	13,214	1,417,324

Series 2021-193, Class IU, 3.00%, 11/20/49	27,516	3,003,809

Series 2021-209, Class IW, 3.00%, 11/20/51	18,222	1,945,467

		$35,538,422

Total Collateralized Mortgage Obligations (identified cost $138,245,559)		$100,818,923

Commercial Mortgage-Backed Securities — 6.2%
Security	Principal Amount (000’s omitted)	Value
BAMLL Commercial Mortgage Securities Trust:

Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(7)	$910	$793,043

Series 2019-BPR, Class FNM, 3.843%, 11/5/32(1)(7)	3,505	2,601,806

BBCMS Mortgage Trust, Series 2017-C1, Class D, 3.492%, 2/15/50(1)(7)	2,000	1,707,969

CFCRE Commercial Mortgage Trust:

Series 2016-C3, Class D, 3.052%, 1/10/48(1)(7)	3,500	2,851,660

Series 2016-C7, Class D, 4.548%, 12/10/54(1)(7)	1,675	1,413,436

CGMS Commercial Mortgage Trust:

Series 2015-P1, Class D, 3.225%, 9/15/48(1)	1,000	889,059

Series 2017-MDRB, Class C, 2.897%, (1 mo. USD LIBOR + 2.50%), 7/15/30(1)(2)	5,000	4,986,603

COMM Mortgage Trust:

Series 2013-CR11, Class D, 5.284%, 8/10/50(1)(7)	7,400	7,309,198

Series 2015-CR22, Class D, 4.211%, 3/10/48(1)(7)	4,100	3,864,756

Credit Suisse Mortgage Trust:

Series 2016-NXSR, Class C, 4.451%, 12/15/49(7)	2,770	2,296,272

Series 2016-NXSR, Class D, 4.451%, 12/15/49(1)(7)	3,000	2,279,634

Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:

Series 2019-01, Class M7, 2.157%, (1 mo. USD LIBOR + 1.70%), 10/15/49(1)(2)	60	59,055

Series 2019-01, Class M10, 3.707%, (1 mo. USD LIBOR + 3.25%), 10/15/49(1)(2)	1,620	1,537,840

Series 2020-01, Class M10, 4.207%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(2)	2,000	1,931,616

JPMBB Commercial Mortgage Securities Trust:

Series 2014-C22, Class D, 4.554%, 9/15/47(1)(7)	5,276	4,179,099

Series 2014-C23, Class D, 3.981%, 9/15/47(1)(7)	2,000	1,859,694

Series 2014-C25, Class D, 3.943%, 11/15/47(1)(7)	4,400	3,431,916

Series 2015-C29, Class D, 3.697%, 5/15/48(7)	2,000	1,569,900

JPMorgan Chase Commercial Mortgage Securities Trust:

Series 2011-C5, Class D, 5.735%, 8/15/46(1)(7)	711	708,175

Series 2013-C13, Class D, 4.077%, 1/15/46(1)(7)	3,000	2,950,770

Series 2013-C16, Class D, 5.008%, 12/15/46(1)(7)	3,500	3,456,672

Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	2,600	768,101

Series 2021-MHC, Class C, 1.697%, (1 mo. USD LIBOR + 1.30%), 4/15/38(1)(2)	1,900	1,855,295

Morgan Stanley Bank of America Merrill Lynch Trust:

Series 2015-C23, Class D, 4.144%, 7/15/50(1)(7)(8)	2,000	1,866,948

Series 2016-C29, Class D, 3.00%, 5/15/49(1)(8)	3,577	2,984,932

Series 2016-C32, Class D, 3.396%, 12/15/49(1)(7)(8)	1,600	1,236,954

Morgan Stanley Capital I Trust:

Series 2016-UB12, Class D, 3.312%, 12/15/49(1)(8)	4,489	2,644,734

14	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Morgan Stanley Capital I Trust: (continued)

Series 2017-CLS, Class F, 2.997%, (1 mo. USD LIBOR + 2.60%), 11/15/34(1)(2)(8)	$569	$562,594

Series 2019-BPR, Class C, 3.447%, (1 mo. USD LIBOR + 3.05%), 5/15/36(1)(2)(8)	1,845	1,769,714

UBS Commercial Mortgage Trust, Series 2012-C1, Class D, 6.069%, 5/10/45(1)(7)	3,000	2,815,670

UBS-Barclays Commercial Mortgage Trust,

Series 2013-C6, Class D, 4.442%, 4/10/46(1)(7)	4,437	3,526,517

VMC Finance, LLC, Series 2021-HT1, Class B, 4.968%, (1 mo. USD LIBOR + 4.50%), 1/18/37(1)(2)	6,000	5,835,001

Wells Fargo Commercial Mortgage Trust:

Series 2013-LC12, Class D, 4.305%, 7/15/46(1)(7)	3,000	1,846,074

Series 2015-C31, Class D, 3.852%, 11/15/48	2,475	2,170,214

Series 2015-LC22, Class C, 4.558%, 9/15/58(7)	1,250	1,215,389

Series 2016-C35, Class D, 3.142%, 7/15/48(1)	1,850	1,479,651

Series 2016-C36, Class D, 2.942%, 11/15/59(1)	1,500	1,073,711

ZH Trust, Series 2021-1, Class A, 2.253%, 2/18/27(1)	2,000	1,976,401

Total Commercial Mortgage-Backed Securities (identified cost $94,553,556)		$88,306,073

Common Stocks — 0.8%
Security	Shares	Value

Aerospace and Defense — 0.0%(9)

IAP Global Services, LLC(10)(11)(12)	31	$143,155

		$143,155

Automotive — 0.0%(9)

Dayco Products, LLC(11)(12)	27,250	$204,375

		$204,375

Containers and Glass Products — 0.1%

LG Newco Holdco, Inc.(11)(12)	166,175	$2,118,731

		$2,118,731

Electronics/Electrical — 0.1%

Riverbed Technology, Inc.(11)(12)	21,990	$137,435

Skillsoft Corp.(11)(12)	143,062	864,095

		$1,001,530

Health Care — 0.0%(9)

Akorn Holding Company, LLC, Class A(11)(12)	42,374	$365,476

		$365,476

Security	Shares	Value

Nonferrous Metals/Minerals — 0.0%(9)

ACNR Holdings, Inc., Class A(11)(12)	3,818	$258,669

		$258,669

Oil and Gas — 0.2%

AFG Holdings, Inc.(10)(11)(12)	29,751	$181,778

McDermott International, Ltd.(11)(12)	93,940	60,967

Nine Point Energy Holdings, Inc.(10)(11)(13)	29,787	0

QuarterNorth Energy, Inc.(11)(12)	21,520	2,878,300

RDV Resources, Inc., Class A(11)(12)	27,724	83,172

		$3,204,217

Radio and Television — 0.1%

Clear Channel Outdoor Holdings, Inc.(11)(12)	74,443	$257,573

Cumulus Media, Inc., Class A(11)(12)	50,522	502,694

iHeartMedia, Inc., Class A(11)(12)	31,657	599,267

		$1,359,534

Retailers (Except Food and Drug) — 0.0%(9)

David’s Bridal, LLC(10)(11)(12)	40,851	$0

Phillips Pet Holding Corp.(10)(11)(12)	582	211,020

		$211,020

Road & Rail — 0.2%

Hertz Global Holdings, Inc.(11)	101,898	$2,257,041

		$2,257,041

Telecommunications — 0.1%

GEE Acquisition Holdings Corp.(10)(11)(12)	37,259	$746,298

		$746,298

Utilities — 0.0%(9)

Longview Intermediate Holdings, LLC, Class A(11)(12)	10,730	$160,950

		$160,950

Total Common Stocks (identified cost $11,645,747)		$12,030,996

15	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Convertible Bonds — 0.1%
Security	Principal Amount (000’s omitted)		Value

Semiconductors & Semiconductor Equipment — 0.1%

ams-OSRAM, 0.875%, 9/28/22(14)	$1,000		$983,665

			$983,665

Technology — 0.0%(9)

1Life Healthcare, Inc., 3.00%, 6/15/25	$1,124		$975,632

			$975,632

Total Convertible Bonds (identified cost $1,965,964)			$1,959,297

Convertible Preferred Stocks — 0.2%
Security	Shares		Value

Containers and Glass Products — 0.2%

LG Newco Holdco, Inc., Series A, 13.00%(11)(12)	25,199		$3,244,433

			$3,244,433

Electronics/Electrical — 0.0%(9)

Riverbed Technology, Inc., Series A, 6.50%, (1.50% cash, 5.00% PIK)(11)(12)	7,179		$77,180

			$77,180

Oil and Gas — 0.0%

Nine Point Energy Holdings, Inc., Series A, 12.00%, PIK(10)(11)(13)	555		$0

			$0

Total Convertible Preferred Stocks (identified cost $2,093,357)			$3,321,613

Corporate Bonds — 50.5%
Security	Principal Amount (000’s omitted)	*	Value

Aerospace and Defense — 0.9%

Bombardier, Inc.:

7.125%, 6/15/26(1)	736		$722,174

7.875%, 4/15/27(1)	1,257		1,232,149

Moog, Inc., 4.25%, 12/15/27(1)	955		929,363

Rolls-Royce PLC, 5.75%, 10/15/27(1)	2,954		3,037,731

TransDigm UK Holdings PLC, 6.875%, 5/15/26	725		739,214

Security		Principal Amount (000’s omitted)	*	Value

Aerospace and Defense (continued)

TransDigm, Inc.:

5.50%, 11/15/27		2,052		$2,039,165

6.25%, 3/15/26(1)		2,408		2,475,111

6.375%, 6/15/26		100		101,030

7.50%, 3/15/27		1,862		1,921,146

				$13,197,083

Air Transport — 1.0%

Air Canada:

3.875%, 8/15/26(1)		2,039		$1,926,845

4.625%, 8/15/29(1)	CAD	717		540,197

Air France-KLM, 1.875%, 1/16/25(14)	EUR	200		200,549

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(1)		3,023		3,049,920

5.75%, 4/20/29(1)		1,952		1,947,364

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)		1,016		1,025,554

Deutsche Lufthansa AG:

3.00%, 5/29/26(14)	EUR	100		106,788

3.50%, 7/14/29(14)	EUR	100		102,464

Gatwick Airport Finance PLC, 4.375%, 4/7/26(14)	GBP	100		122,179

Heathrow Finance PLC, 5.25% to 12/1/23, 3/1/24(14)(15)	GBP	125		161,580

Mileage Plus Holdings, LLC/Mileage Plus Intellectual

Property Assets, Ltd., 6.50%, 6/20/27(1)		2,418		2,523,787

United Airlines, Inc.:

4.375%, 4/15/26(1)		835		822,475

4.625%, 4/15/29(1)		1,276		1,215,039

				$13,744,741

Automotive — 1.6%

Adler Pelzer Holding GmbH, 4.125%, 4/1/24(14)	EUR	100		$100,902

Asbury Automotive Group, Inc.:

4.625%, 11/15/29(1)		512		477,430

4.75%, 3/1/30		788		744,699

5.00%, 2/15/32(1)		217		202,010

Clarios Global, L.P.:

4.375%, 5/15/26(14)	EUR	400		439,181

6.25%, 5/15/26(1)		1,504		1,549,586

6.75%, 5/15/25(1)		432		447,887

8.50%, 5/15/27(1)		1,638		1,701,636

Dana Financing Luxembourg S.a.r.l., 3.00%, 7/15/29(14)	EUR	100		101,064

Faurecia S.E.:

2.75%, 2/15/27(14)	EUR	300		304,392

16	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	*	Value

Automotive (continued)

Faurecia S.E.: (continued) 3.75%, 6/15/28(14)	EUR	260		$271,057

Ford Motor Co.:

3.25%, 2/12/32		2,825		2,527,838

4.75%, 1/15/43		274		249,355

7.45%, 7/16/31		457		540,121

9.625%, 4/22/30		201		262,180

Frigoglass Finance B.V., 6.875%, 2/12/25(14)	EUR	300		234,192

General Motors Co., 5.00%, 4/1/35		495		504,499

GKN Holdings, Ltd., 4.625%, 5/12/32(14)	GBP	120		156,703

Goodyear Tire & Rubber Co. (The):

5.00%, 7/15/29(1)		2,056		1,917,724

5.25%, 7/15/31(1)		1,657		1,534,332

IHO Verwaltungs GmbH, 6.375%, (6.375% cash or 7.125% PIK), 5/15/29(1)(16)		200		197,394

Jaguar Land Rover Automotive PLC, 6.875%, 11/15/26(14)	EUR	100		114,082

Lithia Motors, Inc.:

3.875%, 6/1/29(1)		651		616,321

4.375%, 1/15/31(1)		1,696		1,642,169

4.625%, 12/15/27(1)		514		510,811

Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)		1,087		992,551

Renault S.A.:

1.25%, 6/24/25(14)	EUR	300		309,258

2.375%, 5/25/26(14)	EUR	100		104,677

2.50%, 6/2/27(14)	EUR	200		204,598

Schaeffler AG, 3.375%, 10/12/28(14)	EUR	100		108,649

Sonic Automotive, Inc.:

4.625%, 11/15/29(1)		1,297		1,168,928

4.875%, 11/15/31(1)		1,081		961,333

TI Automotive Finance PLC, 3.75%, 4/15/29(14)	EUR	212		212,089

Tupy Overseas S.A., 4.50%, 2/16/31(1)		700		618,166

Volkswagen International Finance N.V., 3.875% to 6/17/29(14)(17)(18)	EUR	200		218,346

Wheel Pros, Inc., 6.50%, 5/15/29(1)		1,305		1,146,025

ZF North America Capital, Inc., 4.75%, 4/29/25(1)		200		200,960

				$23,593,145

Banks and Thrifts — 1.0%

American Express Co., 2.55%, 3/4/27		2,000		$1,947,079

Banco de Chile, 2.99%, 12/9/31(1)		445		411,293

Banco do Brasil S.A., 3.25%, 9/30/26(1)		1,000		963,710

Banco Mercantil del Norte S.A./Grand Cayman, 5.75% to 10/4/26, 10/4/31(1)(18)		1,160		1,145,013

Security		Principal Amount (000’s omitted)	*	Value

Banks and Thrifts (continued)

Bank Hapoalim BM, 3.255% to 1/21/27, 1/21/32(1)(14)(18)		800		$740,000

BankUnited, Inc., 5.125%, 6/11/30		481		496,466

BBVA Bancomer S.A., 5.125% to 1/18/28, 1/18/33(1)(18)		1,100		1,040,199

BPCE S.A., 3.648% to 1/14/32, 1/14/37(1)(18)		410		383,886

Capital One Financial Corp., 3.273% to 3/1/29, 3/1/30(18)		667		644,724

Commonwealth Bank of Australia, 3.784%, 3/14/32(1)		1,000		967,753

Deutsche Bank AG, 7.125% to 4/30/26(14)(17)(18)	GBP	500		665,856

Nationwide Building Society, 4.125% to 10/18/27, 10/18/32(1)(18)		1,280		1,261,824

SVB Financial Group, 4.10% to 2/15/31(17)(18)		1,403		1,199,565

Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(18)		1,500		1,465,177

Unicaja Banco S.A., 4.875% to 11/18/26(14)(17)(18)	EUR	600		608,924

United Overseas Bank, Ltd., 3.863% to 10/7/27, 10/7/32(1)(3)(18)		921		921,000

				$14,862,469

Beverage and Tobacco — 0.2%

Altria Group, Inc., 3.875%, 9/16/46		650		$552,618

Anheuser-Busch InBev Worldwide, Inc., 3.50%, 6/1/30		1,500		1,523,160

BAT Capital Corp., 4.54%, 8/15/47		650		581,782

				$2,657,560

Brokerage/Securities Dealers/Investment Houses — 0.1%

Alliance Data Systems Corp., 4.75%, 12/15/24(1)		1,071		$1,054,421

Intrum AB, 3.50%, 7/15/26(14)	EUR	200		212,727

				$1,267,148

Building and Development — 2.0%

Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR

Nimbus, LLC/GGSI Sellco, LLC:

4.50%, 4/1/27(1)		1,916		$1,792,246

5.75%, 5/15/26(1)		1,592		1,579,527

Builders FirstSource, Inc.:

4.25%, 2/1/32(1)		1,546		1,442,171

5.00%, 3/1/30(1)		2,150		2,118,825

6.75%, 6/1/27(1)		672		698,292

Empire Communities Corp., 7.00%, 12/15/25(1)		1,627		1,609,363

Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(1)		1,396		1,408,801

HT Troplast GmbH, 9.25%, 7/15/25(14)	EUR	315		349,081

James Hardie International Finance DAC, 3.625%, 10/1/26(14)	EUR	200		224,116

Masonite International Corp., 5.375%, 2/1/28(1)		570		575,056

17	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	*	Value

Building and Development (continued)

MDC Holdings, Inc., 2.50%, 1/15/31		837		$732,030

MIWD Holdco II, LLC/MIWD Finance Corp., 5.50%, 2/1/30(1)		1,149		1,074,918

Patrick Industries, Inc., 4.75%, 5/1/29(1)		1,236		1,065,216

PCF GmbH, 4.75%, 4/15/26(14)	EUR	325		346,563

PGT Innovations, Inc., 4.375%, 10/1/29(1)		1,066		996,038

SRM Escrow Issuer, LLC, 6.00%, 11/1/28(1)		3,099		3,060,170

SRS Distribution, Inc.:

6.00%, 12/1/29(1)		1,100		1,019,673

6.125%, 7/1/29(1)		1,195		1,103,839

Standard Industries, Inc.:

2.25%, 11/21/26(14)	EUR	500		519,555

3.375%, 1/15/31(1)		1,634		1,432,209

4.375%, 7/15/30(1)		1,779		1,631,699

5.00%, 2/15/27(1)		457		453,865

Taylor Morrison Communities, Inc.:

5.75%, 1/15/28(1)		1,062		1,096,165

5.875%, 6/15/27(1)		808		842,021

Victoria PLC, 3.625%, 8/24/26(14)	EUR	485		517,672

White Cap Buyer, LLC, 6.875%, 10/15/28(1)		439		416,521

White Cap Parent, LLC, 8.25%, (8.25% cash or 9.00% PIK), 3/15/26(1)(16)		691		679,726

				$28,785,358

Business Equipment and Services — 1.3%

Adtalem Global Education, Inc., 5.50%, 3/1/28(1)		2,258		$2,189,210

Allied Universal Holdco, LLC:

3.625%, 6/1/28(14)	EUR	100		101,568

4.625%, 6/1/28(1)		1,941		1,828,739

4.875%, 6/1/28(14)	GBP	100		120,498

6.00%, 6/1/29(1)		278		245,613

6.625%, 7/15/26(1)		2,534		2,567,449

9.75%, 7/15/27(1)		1,148		1,187,950

CDW, LLC/CDW Finance Corp., 3.276%, 12/1/28		447		421,867

GEMS MENASA Cayman, Ltd./GEMS Education

Delaware, LLC:

7.125%, 7/31/26(1)		2,576		2,587,798

7.125%, 7/31/26(14)		350		351,603

Iron Mountain, Inc.:

4.50%, 2/15/31(1)		750		693,600

5.00%, 7/15/28(1)		94		91,808

Sabre GLBL, Inc., 9.25%, 4/15/25(1)		1,459		1,619,928

Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 7/30/26(14)	EUR	264		292,727

Security		Principal Amount (000’s omitted)	*	Value

Business Equipment and Services (continued)

Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 7/15/25(14)	EUR	153		$163,151

Terminix Co., LLC (The), 7.45%, 8/15/27		3,993		4,539,702

				$19,003,211

Cable and Satellite Television — 1.8%

Altice France S.A.:

3.375%, 1/15/28(14)	EUR	100		$100,535

5.125%, 7/15/29(1)		767		688,459

5.50%, 1/15/28(1)		841		781,062

5.50%, 10/15/29(1)		755		678,473

8.125%, 2/1/27(1)		4,904		5,061,860

CCO Holdings, LLC/CCO Holdings Capital Corp.:

4.25%, 2/1/31(1)		2,263		2,056,603

4.50%, 8/15/30(1)		2,140		2,011,595

4.50%, 5/1/32		771		706,313

4.75%, 3/1/30(1)		1,789		1,721,009

4.75%, 2/1/32(1)		1,044		973,760

5.00%, 2/1/28(1)		1,755		1,739,924

5.375%, 6/1/29(1)		595		596,044

Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50		975		929,090

Comcast Corp., 1.95%, 1/15/31		1,000		903,356

CSC Holdings, LLC:

3.375%, 2/15/31(1)		698		588,962

5.875%, 9/15/22		1,085		1,094,879

6.50%, 2/1/29(1)		543		548,359

7.50%, 4/1/28(1)		619		609,319

UPC Holding B.V., 5.50%, 1/15/28(1)		593		586,895

UPCB Finance VII, Ltd., 3.625%, 6/15/29(14)	EUR	300		326,455

Virgin Media Finance PLC, 5.00%, 7/15/30(1)		946		894,821

Virgin Media Secured Finance PLC, 5.00%, 4/15/27(14)	GBP	100		133,314

Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(14)	GBP	200		248,442

Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)		425		408,810

Ziggo B.V., 4.875%, 1/15/30(1)		628		592,622

Ziggo Bond Co., B.V.:

3.375%, 2/28/30(14)	EUR	230		225,650

6.00%, 1/15/27(1)		745		750,945

				$25,957,556

Capital Markets — 0.2%

BWX Technologies, Inc.: 4.125%, 6/30/28(1)		948		$914,327

18	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	*	Value

Capital Markets (continued)

BWX Technologies, Inc.: (continued)

4.125%, 4/15/29(1)		733		$707,037

Valmont Industries, Inc., 5.25%, 10/1/54		610		665,284

				$2,286,648

Chemicals and Plastics — 0.6%

Alpek SAB de CV, 4.25%, 9/18/29(1)		610		$603,964

Ashland Services B.V., 2.00%, 1/30/28(14)	EUR	100		102,459

ASP Unifrax Holdings Inc, 5.25%, 9/30/28(1)		826		768,370

Herens Holdco S.a.r.l., 4.75%, 5/15/28(1)		545		489,448

Herens Midco S.a.r.l., 5.25%, 5/15/29(14)	EUR	316		300,386

INEOS Quattro Finance 2 PLC, 2.50%, 1/15/26(14)	EUR	154		161,397

NOVA Chemicals Corp., 4.25%, 5/15/29(1)		1,242		1,146,701

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.00%, 1/27/30(1)		1,307		1,290,310

OCI N.V., 3.625%, 10/15/25(14)	EUR	180		202,908

SGL Carbon SE, 3.00%, 9/20/23(14)	EUR	300		315,381

SPCM S.A., 2.625%, 2/1/29(14)	EUR	150		155,092

Valvoline, Inc.:

3.625%, 6/15/31(1)		802		694,283

4.25%, 2/15/30(1)		790		722,388

WR Grace Holdings, LLC, 4.875%, 6/15/27(1)		1,472		1,442,119

				$8,395,206

Clothing/Textiles — 0.1%

Hanesbrands Finance Luxembourg SCA, 3.50%, 6/15/24(14)	EUR	200		$226,785

PrestigeBidCo GmbH, 6.25%, 12/15/23(14)	EUR	365		405,162

William Carter Co. (The):

5.50%, 5/15/25(1)		331		341,479

5.625%, 3/15/27(1)		811		823,992

				$1,797,418

Commercial Services — 1.1%

Abertis Infraestructuras Finance B.V., 3.248% to 11/24/25(14)(17)(18)	EUR	300		$325,612

APi Escrow Corp., 4.75%, 10/15/29(1)		1,079		1,004,161

Autostrade per l’Italia SpA:

1.75%, 2/1/27(14)	EUR	200		216,251

2.00%, 12/4/28(14)	EUR	700		756,116

6.25%, 6/9/22	GBP	250		330,830

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 5.375%, 3/1/29(1)		792		781,197

BCP V Modular Services Finance II PLC, 4.75%, 11/30/28(14)	EUR	100		106,241

Security		Principal Amount (000’s omitted)	*	Value

Commercial Services (continued)

Block Financial, LLC, 3.875%, 8/15/30		988		$972,000

EC Finance PLC, 3.00%, 10/15/26(14)	EUR	102		111,067

HealthEquity, Inc., 4.50%, 10/1/29(1)		1,380		1,309,275

Korn Ferry, 4.625%, 12/15/27(1)		355		347,000

LABL, Inc.:

5.875%, 11/1/28(1)		507		476,263

8.25%, 11/1/29(1)		1,016		898,525

Loxam S.A.S.:

3.25%, 1/14/25(14)	EUR	200		218,431

4.25%, 4/15/24(14)	EUR	200		222,337

MoneyGram International, Inc., 5.375%, 8/1/26(1)		1,509		1,572,770

Mooney Group SpA, 3.875%, (3 mo. EURIBOR + 3.875%), 12/17/26(2)(14)	EUR	110		121,353

NESCO Holdings II, Inc., 5.50%, 4/15/29(1)		1,282		1,261,155

Nexi SpA, 1.75%, 10/31/24(14)	EUR	200		222,481

PROG Holdings, Inc., 6.00%, 11/15/29(1)		1,085		1,008,524

S&P Global, Inc., 2.90%, 3/1/32(1)		1,000		970,786

Verisure Midholding AB, 5.25%, 2/15/29(14)	EUR	175		179,209

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)		2,060		2,068,518

				$15,480,102

Computers — 0.6%

Booz Allen Hamilton, Inc.:

3.875%, 9/1/28(1)		1,341		$1,295,936

4.00%, 7/1/29(1)		717		701,061

Condor Merger Sub, Inc., 7.375%, 2/15/30(1)		1,121		1,076,861

Presidio Holdings, Inc., 8.25%, 2/1/28(1)		3,176		3,243,681

Seagate HDD Cayman:

3.125%, 7/15/29		865		778,128

5.75%, 12/1/34		995		1,019,392

				$8,115,059

Conglomerates — 0.1%

Spectrum Brands, Inc.:

5.00%, 10/1/29(1)		406		$382,720

5.50%, 7/15/30(1)		691		664,583

				$1,047,303

Consumer Products — 0.0%(9)

Central Garden & Pet Co.:

4.125%, 10/15/30		419		$378,845

5.125%, 2/1/28		285		283,486

				$662,331

19	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	*	Value

Containers and Glass Products — 0.2%

Ardagh Metal Packaging Finance USA, LLC/Ardagh

Metal Packaging Finance PLC, 4.00%, 9/1/29(1)		1,177		$1,062,007

Canpack S.A./Canpack U.S., LLC, 3.875%, 11/15/29(1)		468		410,239

Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		660		662,350

Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		750		759,083

Graphic Packaging International, LLC, 2.625%, 2/1/29(14)	EUR	100		104,065

Verallia S.A., 1.875%, 11/10/31(14)	EUR	100		97,767

				$3,095,511

Cosmetics/Toiletries — 0.2%

Edgewell Personal Care Co.:

4.125%, 4/1/29(1)		441		$406,320

5.50%, 6/1/28(1)		1,067		1,063,388

Natura Cosmeticos S.A., 4.125%, 5/3/28(1)		843		813,305

				$2,283,013

Distribution & Wholesale — 0.5%

BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)		2,993		$2,824,943

Parts Europe S.A.:

4.00%, (3 mo. EURIBOR + 4.00%), 7/20/27(2)(14)	EUR	128		141,449

6.50%, 7/16/25(14)	EUR	100		114,408

Performance Food Group, Inc.:

4.25%, 8/1/29(1)		2,429		2,216,463

5.50%, 10/15/27(1)		935		931,648

Ritchie Bros Holdings, Inc., 4.75%, 12/15/31(1)		844		824,267

				$7,053,178

Diversified Financial Services — 1.7%

American AgCredit Corp., 5.25% to 6/15/26(1)(17)(18)		410		$405,900

BrightSphere Investment Group, Inc., 4.80%, 7/27/26		2,195		2,121,083

CI Financial Corp., 3.20%, 12/17/30		1,000		912,789

Coinbase Global, Inc.:

3.375%, 10/1/28(1)		844		746,687

3.625%, 10/1/31(1)		1,120		956,978

Discover Bank, 4.682% to 8/9/23, 8/9/28(18)		1,750		1,775,469

Enact Holdings, Inc., 6.50%, 8/15/25(1)		750		774,994

Encore Capital Group, Inc.:

4.25%, (3 mo. EURIBOR + 4.25%), 1/15/28(2)(14)	EUR	600		661,609

5.375%, 2/15/26(14)	GBP	100		130,938

Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/29(1)		1,823		1,729,672

Jefferson Capital Holdings, LLC, 6.00%, 8/15/26(1)		1,275		1,218,556

Security		Principal Amount (000’s omitted)	*	Value

Diversified Financial Services (continued)

Lincoln Financing S.a.r.l., 3.625%, 4/1/24(14)	EUR	245		$271,163

Louvre Bidco S.A.S., 6.50%, 9/30/24(14)	EUR	400		446,101

PRA Group, Inc.:

5.00%, 10/1/29(1)		901		855,603

7.375%, 9/1/25(1)		1,566		1,633,933

ProGroup AG, 3.00%, 3/31/26(14)	EUR	400		425,702

Rocket Mortgage, LLC/Rocket Mortgage Co.-Issuer, Inc.:

3.625%, 3/1/29(1)		1,035		947,077

3.875%, 3/1/31(1)		600		543,915

Sherwood Financing PLC, 6.00%, 11/15/26(14)	GBP	150		187,109

Stifel Financial Corp., 4.00%, 5/15/30		769		778,641

UniCredit SpA:

5.861% to 6/19/27, 6/19/32(1)(18)		715		703,333

7.296% to 4/2/29, 4/2/34(1)(18)		500		530,403

Unifin Financiera SAB de CV, 7.375%, 2/12/26(1)		620		363,382

VistaJet Malta Finance PLC/XO Management Holding, Inc., 6.375%, 2/1/30(1)		1,536		1,447,219

Vivion Investments S.a.r.l.:

3.00%, 8/8/24(14)	EUR	3,400		3,628,891

3.50%, 11/1/25(14)	EUR	100		106,513

				$24,303,660

Drugs — 0.8%

AdaptHealth, LLC:

4.625%, 8/1/29(1)		405		$370,338

5.125%, 3/1/30(1)		1,019		948,378

6.125%, 8/1/28(1)		685		681,229

Bausch Health Companies, Inc.:

5.25%, 1/30/30(1)		431		339,260

6.25%, 2/15/29(1)		473		388,619

9.00%, 12/15/25(1)		1,763		1,828,407

Endo DAC/Endo Finance, LLC/Endo Finco, Inc., 5.875%, 10/15/24(1)		649		612,468

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(1)		1,550		1,416,243

Gruenenthal Gmbh, 3.625%, 11/15/26(14)	EUR	200		219,941

Hikma Finance USA, LLC, 3.25%, 7/9/25(14)		1,250		1,212,531

Jazz Securities DAC, 4.375%, 1/15/29(1)		1,371		1,330,000

Nidda Healthcare Holding GmbH, 3.50%, 9/30/24(14)	EUR	300		319,015

Organon & Co./Organon Foreign Debt Co-Issuer B.V., 5.125%, 4/30/31(1)		1,037		1,002,105

Perrigo Finance Unlimite Co., 3.90%, 6/15/30		871		819,991

				$11,488,525

20	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	*	Value

Ecological Services and Equipment — 0.5%

Clean Harbors, Inc.:

4.875%, 7/15/27(1)		551		$550,606

5.125%, 7/15/29(1)		332		333,695

Covanta Holding Corp.:

4.875%, 12/1/29(1)		1,536		1,468,339

5.00%, 9/1/30		319		302,946

GFL Environmental, Inc.:

3.50%, 9/1/28(1)		1,679		1,578,596

3.75%, 8/1/25(1)		776		762,936

4.75%, 6/15/29(1)		2,095		1,995,446

Paprec Holding S.A., 3.50%, 7/1/28(14)	EUR	129		136,313

				$7,128,877

Electric Utilities — 0.8%

Consolidated Edison Co. of New York, Inc., 4.125%, 5/15/49		400		$405,492

ContourGlobal Power Holdings S.A., 4.125%, 8/1/25(14)	EUR	200		221,471

Drax Finco PLC, 6.625%, 11/1/25(1)		1,119		1,133,239

Edison International, 3.55%, 11/15/24		614		616,454

FirstEnergy Corp.:

2.65%, 3/1/30		410		373,018

Series B, 4.40%, 7/15/27		1,630		1,643,146

Series C, 7.375%, 11/15/31		357		440,967

Liberty Utilities Finance GP 1, 2.05%, 9/15/30(1)		526		461,824

MidAmerican Energy Co., 2.70%, 8/1/52		500		428,939

Pattern Energy Operations, L.P./Pattern Energy

Operations, Inc., 4.50%, 8/15/28(1)		1,132		1,114,975

Southern California Edison Co., 4.00%, 4/1/47		845		815,188

Southern Co. (The), 4.40%, 7/1/46		971		995,312

Virginia Electric & Power Co., 4.00%, 1/15/43		410		419,107

WESCO Distribution, Inc.:

7.125%, 6/15/25(1)		1,024		1,066,404

7.25%, 6/15/28(1)		915		972,920

				$11,108,456

Electronics/Electrical — 0.7%

Electricite de France S.A., 2.875% to 12/15/26(14)(17)(18)	EUR	400		$412,981

Engie Energia Chile S.A., 3.40%, 1/28/30(1)		960		885,278

II-VI, Inc., 5.00%, 12/15/29(1)		1,055		1,032,766

Imola Merger Corp., 4.75%, 5/15/29(1)		3,082		2,971,973

Jabil, Inc., 3.00%, 1/15/31		1,040		954,220

LogMeIn, Inc., 5.50%, 9/1/27(1)		174		162,730

Nobel Bidco B.V., 3.125%, 6/15/28(14)	EUR	150		148,231

Open Text Corp., 3.875%, 2/15/28(1)		1,009		969,155

Security		Principal Amount (000’s omitted)	*	Value

Electronics/Electrical (continued)

Open Text Holdings, Inc., 4.125%, 2/15/30(1)		883		$839,027

RWE AG, 6.625% to 3/30/26, 7/30/75(14)(18)		266		287,451

Sensata Technologies, Inc.:

3.75%, 2/15/31(1)		680		630,057

4.375%, 2/15/30(1)		627		600,948

SS&C Technologies, Inc., 5.50%, 9/30/27(1)		517		521,524

Verisure Holding AB, 3.25%, 2/15/27(14)	EUR	100		104,195

				$10,520,536

Energy — 0.5%

Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)		1,988		$2,047,232

New Fortress Energy, Inc., 6.50%, 9/30/26(1)		2,374		2,354,937

Sunoco, L.P./Sunoco Finance Corp.:

4.50%, 5/15/29		884		835,115

4.50%, 4/30/30(1)		1,692		1,561,378

				$6,798,662

Engineering & Construction — 0.4%

Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(1)		1,038		$1,000,461

Dycom Industries, Inc., 4.50%, 4/15/29(1)		1,389		1,310,772

TopBuild Corp., 4.125%, 2/15/32(1)		1,562		1,418,647

VM Consolidated, Inc., 5.50%, 4/15/29(1)		1,684		1,583,945

				$5,313,825

Entertainment — 1.0%

Banijay Entertainment SASU, 3.50%, 3/1/25(14)	EUR	200		$221,449

Caesars Entertainment, Inc.:

4.625%, 10/15/29(1)		529		495,276

6.25%, 7/1/25(1)		2,521		2,606,008

8.125%, 7/1/27(1)		1,589		1,704,711

CDI Escrow Issuer, Inc., 5.75%, 4/1/30(1)(3)		1,314		1,328,782

CPUK Finance, Ltd.:

4.50%, 8/28/27(14)	GBP	100		126,763

4.875%, 8/28/25(14)	GBP	135		173,242

Gamma Bidco SpA:

5.125%, 7/15/25(14)	EUR	200		219,040

6.25%, 7/15/25(14)	EUR	100		112,008

Jacobs Entertainment, Inc., 6.75%, 2/15/29(1)		1,485		1,494,311

Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)		1,226		1,197,520

Pinewood Finance Co., Ltd., 3.25%, 9/30/25(14)	GBP	200		254,848

Powdr Corp., 6.00%, 8/1/25(1)		1,402		1,439,370

21	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	*	Value

Entertainment (continued)

Scientific Games International, Inc., 7.00%, 5/15/28(1)	1,647		$1,709,998

Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)	1,515		1,477,913

			$14,561,239

Equipment Leasing — 0.0%(9)

Ashtead Capital, Inc., 4.25%, 11/1/29(1)	526		$524,125

			$524,125

Financial Intermediaries — 2.1%

Ally Financial, Inc., Series B, 4.70% to 5/15/26(17)(18)	1,453		$1,372,264

Alpha Holding S.A. de CV:

9.00%, 2/10/25(1)(19)	765		47,813

10.00%, 12/19/22(1)(19)	200		14,252

Banco Santander S.A., 4.175% to 3/24/27, 3/24/28(18)	400		402,297

Blackstone Private Credit Fund, 4.70%, 3/24/25(1)	2,000		2,030,031

Citigroup, Inc., 3.98% to 3/20/29, 3/20/30(18)	1,700		1,728,791

Ford Motor Credit Co., LLC:

1.741%, (3 mo. USD LIBOR + 1.235%), 2/15/23(2)	479		475,442

2.90%, 2/16/28	420		380,476

3.087%, 1/9/23	439		440,043

3.37%, 11/17/23	513		512,795

3.625%, 6/17/31	1,307		1,182,848

3.815%, 11/2/27	1,984		1,883,282

4.00%, 11/13/30	995		938,574

4.125%, 8/17/27	2,739		2,680,632

4.25%, 9/20/22	500		503,665

4.271%, 1/9/27	476		470,421

5.125%, 6/16/25	938		957,904

5.584%, 3/18/24	257		264,610

Goldman Sachs Group, Inc. (The), 3.615% to 3/15/27, 3/15/28(18)	1,496		1,495,769

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.:

5.25%, 5/15/27	1,614		1,586,723

6.25%, 5/15/26	1,095		1,118,307

6.375%, 12/15/25	820		827,400

JPMorgan Chase & Co.:

2.545% to 11/8/31, 11/8/32(18)	1,500		1,372,678

Series HH, 4.60% to 2/1/25(17)(18)	1,674		1,617,502

Macquarie Group, Ltd., 2.871% to 1/14/32, 1/14/33(1)(18)	1,007		895,822

MSCI, Inc.:

3.625%, 9/1/30(1)	520		488,540

3.875%, 2/15/31(1)	899		854,230

Security		Principal Amount (000’s omitted)	*	Value

Financial Intermediaries (continued)

Oxford Finance, LLC/Oxford Finance Co-Issuer II, Inc., 6.375%, 2/1/27(1)		1,209		$1,233,797

Synovus Financial Corp., 5.90% to 2/7/24, 2/7/29(18)		1,011		1,036,378

UBS Group AG, 4.375% to 2/10/31(1)(17)(18)		801		724,905

				$29,538,191

Financial Services — 0.7%

Banco BTG Pactual S.A., 4.50%, 1/10/25(1)		1,100		$1,093,240

Bank of America Corp.:

1.922% to 10/24/30, 10/24/31(18)		1,819		1,582,160

3.846% to 3/8/32, 3/8/37(18)		1,210		1,160,409

Brookfield Finance, Inc., 4.70%, 9/20/47		1,050		1,117,466

Carlyle Finance Subsidiary, LLC, 3.50%, 9/19/29(1)		1,000		983,969

Nordea Bank Abp, 4.625% to 9/13/28, 9/13/33(1)(18)		1,515		1,547,689

Vietnam Debt and Asset Trading Corp., 1.00%, 10/10/25(14)		2,600		2,357,251

				$9,842,184

Food Products — 1.0%

Bellis Acquisition Co. PLC, 3.25%, 2/16/26(14)	GBP	200		$243,384

Chobani, LLC/Chobani Finance Corp., Inc., 4.625%, 11/15/28(1)		436		403,023

HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 4.875%, 6/1/29(1)		747		656,154

Ingles Markets, Inc., 4.00%, 6/15/31(1)		854		807,653

JBS USA LUX S.A./JBS USA Finance, Inc., 6.75%, 2/15/28(1)		650		686,215

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(1)		2,139		2,191,234

Kraft Heinz Foods Co.:

3.875%, 5/15/27		1,261		1,282,588

4.25%, 3/1/31		1,502		1,548,232

4.375%, 6/1/46		282		279,572

4.625%, 10/1/39		425		432,833

4.875%, 10/1/49		309		325,958

5.50%, 6/1/50		258		294,257

Nomad Foods Bondco PLC, 2.50%, 6/24/28(14)	EUR	336		348,933

Pilgrim’s Pride Corp., 3.50%, 3/1/32(1)		2,387		2,089,102

Post Holdings, Inc.:

4.50%, 9/15/31(1)		900		798,741

4.625%, 4/15/30(1)		1,158		1,044,632

Premier Foods Financing PLC, 3.50%, 10/15/26(14)	GBP	125		153,245

Smithfield Foods, Inc., 3.00%, 10/15/30(1)		1,000		908,998

				$14,494,754

22	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Food Service — 0.6%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.:

3.875%, 1/15/28(1)		1,906	$1,809,518

4.00%, 10/15/30(1)		2,705	2,443,670

4.375%, 1/15/28(1)		1,014	975,230

5.75%, 4/15/25(1)		372	383,186

IRB Holding Corp.:

6.75%, 2/15/26(1)		448	456,330

7.00%, 6/15/25(1)		615	640,507

US Foods, Inc., 4.75%, 2/15/29(1)		1,457	1,391,530

			$8,099,971

Food/Drug Retailers — 0.2%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC:

4.875%, 2/15/30(1)		1,595	$1,556,122

5.875%, 2/15/28(1)		1,004	1,002,444

			$2,558,566

Forest Products & Paper — 0.0%(9)

Glatfelter Corp., 4.75%, 11/15/29(1)		244	$207,251

			$207,251

Health Care — 3.7%

Amgen, Inc., 3.375%, 2/21/50		700	$633,749

Anthem, Inc., 3.125%, 5/15/50		500	442,308

Avantor Funding, Inc., 4.625%, 7/15/28(1)		1,075	1,064,556

Baxter International, Inc.:

3.50%, 8/15/46		500	460,753

3.95%, 4/1/30		500	516,436

Centene Corp.:

2.50%, 3/1/31		1,992	1,761,267

3.00%, 10/15/30		2,345	2,157,423

3.375%, 2/15/30		2,311	2,178,580

4.25%, 12/15/27		1,005	1,009,804

4.625%, 12/15/29		1,758	1,775,299

Chrome Bidco SASU, 3.50%, 5/31/28(14)	EUR	100	106,153

CHS/Community Health Systems, Inc.:

5.25%, 5/15/30(1)		432	415,260

6.125%, 4/1/30(1)		1,113	1,037,839

6.875%, 4/15/29(1)		885	870,734

Emergent BioSolutions, Inc., 3.875%, 8/15/28(1)		974	875,558

Encompass Health Corp.:

4.625%, 4/1/31		683	640,487

Security		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Encompass Health Corp.: (continued) 4.75%, 2/1/30		639	$614,504

Gilead Sciences, Inc., 2.60%, 10/1/40		750	633,737

Grifols Escrow Issuer S.A.:

3.875%, 10/15/28(14)	EUR	344	363,033

4.75%, 10/15/28(1)		1,060	999,161

Grifols S.A., 3.20%, 5/1/25(14)	EUR	250	275,643

HCA, Inc.:

5.375%, 9/1/26		1,610	1,692,110

5.625%, 9/1/28		1,472	1,593,786

5.875%, 2/15/26		2,705	2,879,986

5.875%, 2/1/29		1,076	1,178,026

IQVIA, Inc.:

2.25%, 1/15/28(14)	EUR	250	263,392

5.00%, 10/15/26(1)		850	865,869

Legacy LifePoint Health, LLC:

4.375%, 2/15/27(1)		751	727,118

6.75%, 4/15/25(1)		731	756,658

LifePoint Health, Inc., 5.375%, 1/15/29(1)		2,690	2,547,127

ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(1)		759	708,986

ModivCare, Inc., 5.875%, 11/15/25(1)		1,122	1,134,286

Molina Healthcare, Inc.:

3.875%, 11/15/30(1)		1,511	1,453,605

3.875%, 5/15/32(1)		1,450	1,382,031

Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29(1)		3,620	3,370,039

Option Care Health, Inc., 4.375%, 10/31/29(1)		1,442	1,354,521

STERIS Irish FinCo Unlimited Co., 3.75%, 3/15/51		750	700,405

Team Health Holdings, Inc., 6.375%, 2/1/25(1)		1,890	1,699,403

Tenet Healthcare Corp.:

4.375%, 1/15/30(1)		799	768,011

4.625%, 9/1/24(1)		268	270,278

4.875%, 1/1/26(1)		1,607	1,623,006

5.125%, 11/1/27(1)		1,607	1,616,642

6.125%, 10/1/28(1)		1,146	1,165,889

6.875%, 11/15/31		64	68,467

Thermo Fisher Scientific, Inc., 4.10%, 8/15/47		400	430,328

US Acute Care Solutions, LLC, 6.375%, 3/1/26(1)		2,637	2,607,083

Varex Imaging Corp., 7.875%, 10/15/27(1)		1,031	1,094,169

			$52,783,505

Home Furnishings — 0.1%

Tempur Sealy International, Inc., 3.875%, 10/15/31(1)		1,582	$1,358,906

			$1,358,906

23	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	*	Value

Homebuilders/Real Estate — 0.0%(9)

M/I Homes, Inc., 4.95%, 2/1/28		459		$433,537

				$433,537

Industrial Equipment — 0.1%

Madison IAQ, LLC, 5.875%, 6/30/29(1)		1,627		$1,462,486

Vertical Midco GmbH, 4.75%, (3 mo. EURIBOR + 4.75%), 7/15/27(2)(14)	EUR	115		127,303

				$1,589,789

Insurance — 0.9%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)		2,831		$2,801,841

AmWINS Group, Inc., 4.875%, 6/30/29(1)		1,010		970,913

Aon Corp./Aon Global Holdings PLC, 3.90%, 2/28/52		785		777,141

AssuredPartners, Inc., 5.625%, 1/15/29(1)		450		415,046

Athene Global Funding, 2.646%, 10/4/31(1)		1,100		972,947

BroadStreet Partners, Inc., 5.875%, 4/15/29(1)		1,274		1,190,617

GA Global Funding Trust, 2.90%, 1/6/32(1)		1,147		1,044,387

Galaxy Finco, Ltd., 9.25%, 7/31/27(14)	GBP	575		756,308

GTCR AP Finance, Inc., 8.00%, 5/15/27(1)		820		830,529

Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(1)(18)		250		236,229

Maple Grove Funding Trust I, 4.161%, 8/15/51(1)		860		778,626

Primerica, Inc., 2.80%, 11/19/31		444		410,141

Radian Group, Inc., 4.875%, 3/15/27		1,032		1,038,476

Stewart Information Services Corp., 3.60%, 11/15/31		1,116		1,017,028

				$13,240,229

Internet Software & Services — 0.5%

Cars.com, Inc., 6.375%, 11/1/28(1)		1,309		$1,302,160

CDK Global, Inc., 5.25%, 5/15/29(1)		1,444		1,455,494

Netflix, Inc.:

3.625%, 6/15/30(14)	EUR	350		410,841

4.875%, 4/15/28		1,665		1,748,750

5.375%, 11/15/29(1)		1,000		1,084,250

Science Applications International Corp., 4.875%, 4/1/28(1)		1,487		1,468,249

United Group B.V., 4.00%, 11/15/27(14)	EUR	100		102,752

				$7,572,496

Leisure Goods/Activities/Movies — 1.5%

Brunswick Corp., 5.10%, 4/1/52		845		$807,219

Carnival Corp.:

5.75%, 3/1/27(1)		1,316		1,256,780

6.00%, 5/1/29(1)		404		381,243

Security		Principal Amount (000’s omitted)	*	Value

Leisure Goods/Activities/Movies (continued)

Carnival Corp.: (continued)

7.625%, 3/1/26(1)		539		$543,150

Cinemark USA, Inc.:

5.25%, 7/15/28(1)		1,481		1,385,076

5.875%, 3/15/26(1)		414		402,064

8.75%, 5/1/25(1)		303		317,391

Dometic Group AB, 2.00%, 9/29/28(14)	EUR	145		144,586

LHMC Finco 2 S.a.r.l., 7.25%, (7.25% cash or 8.00% PIK), 10/2/25(14)(16)	EUR	438		474,109

Life Time, Inc.:

5.75%, 1/15/26(1)		1,268		1,268,501

8.00%, 4/15/26(1)		1,504		1,503,534

Lindblad Expeditions, LLC, 6.75%, 2/15/27(1)		1,167		1,171,388

Motion Finco S.a.r.l., 7.00%, 5/15/25(14)	EUR	300		344,320

National CineMedia, LLC:

5.75%, 8/15/26		1,186		861,303

5.875%, 4/15/28(1)		1,559		1,364,733

NCL Corp., Ltd.:

5.875%, 3/15/26(1)		662		629,780

5.875%, 2/15/27(1)		517		509,904

7.75%, 2/15/29(1)		433		436,598

NCL Finance, Ltd., 6.125%, 3/15/28(1)		343		318,776

Playtika Holding Corp., 4.25%, 3/15/29(1)		1,067		986,372

SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29(1)		1,166		1,114,463

Viking Cruises, Ltd.:

5.875%, 9/15/27(1)		3,294		3,008,773

6.25%, 5/15/25(1)		1,690		1,584,299

7.00%, 2/15/29(1)		658		606,636

Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(1)		422		385,998

				$21,806,996

Lodging and Casinos — 0.9%

Accor S.A., 2.375%, 11/29/28(14)	EUR	200		$212,746

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc.:

4.50%, 9/1/26		895		900,554

5.625%, 5/1/24		480		494,928

5.75%, 2/1/27		573		607,738

MGM Resorts International:

4.75%, 10/15/28		1,637		1,586,114

5.50%, 4/15/27		453		458,311

5.75%, 6/15/25		948		973,174

Peninsula Pacific Entertainment, LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(1)		2,424		2,685,186

24	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

VICI Properties, L.P./VICI Note Co., Inc.:

3.75%, 2/15/27(1)		323	$314,650

4.125%, 8/15/30(1)		1,108	1,071,735

4.25%, 12/1/26(1)		1,653	1,648,702

4.625%, 12/1/29(1)		2,359	2,357,514

			$13,311,352

Machinery — 0.0%(9)

IMA Industria Macchine Automatiche SpA, 3.75%, 1/15/28(14)	EUR	321	$333,759

			$333,759

Media — 0.4%

Beasley Mezzanine Holdings, LLC, 8.625%, 2/1/26(1)		1,595	$1,517,068

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)		1,897	737,440

Fox Corp., 5.476%, 1/25/39		500	567,426

Outfront Media Capital, LLC/Outfront Media Capital Corp.:

4.625%, 3/15/30(1)		543	512,120

6.25%, 6/15/25(1)		807	829,173

Scripps Escrow II, Inc., 5.375%, 1/15/31(1)		756	724,913

Tele Columbus AG, 3.875%, 5/2/25(14)	EUR	300	309,261

Telenet Finance Luxembourg S.a.r.l., 3.50%, 3/1/28(14)	EUR	200	216,761

Urban One, Inc., 7.375%, 2/1/28(1)		966	971,105

			$6,385,267

Metals/Mining — 1.0%

Arconic Corp., 6.125%, 2/15/28(1)		648	$651,370

Cleveland-Cliffs, Inc.:

6.75%, 3/15/26(1)		2,808	2,952,865

9.875%, 10/17/25(1)		293	326,878

Compass Minerals International, Inc., 6.75%, 12/1/27(1)		3,216	3,260,477

Constellium N.V.:

4.25%, 2/15/26(14)	EUR	250	277,226

5.875%, 2/15/26(1)		490	490,610

Freeport-McMoRan, Inc., 5.45%, 3/15/43		1,600	1,794,880

Hudbay Minerals, Inc.:

4.50%, 4/1/26(1)		1,085	1,056,242

6.125%, 4/1/29(1)		489	504,413

Novelis Corp.:

3.25%, 11/15/26(1)		690	659,985

4.75%, 1/30/30(1)		1,068	1,038,876

Security		Principal Amount* (000’s omitted)	Value

Metals/Mining (continued)

Novelis Sheet Ingot GmbH, 3.375%, 4/15/29(14)	EUR	300	$317,452

Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)		1,513	1,412,764

			$14,744,038

Nonferrous Metals/Minerals — 0.4%

Eldorado Gold Corp., 6.25%, 9/1/29(1)		1,333	$1,343,164

First Quantum Minerals, Ltd., 7.50%, 4/1/25(1)		1,615	1,641,227

New Gold, Inc.:

6.375%, 5/15/25(1)		671	671,547

7.50%, 7/15/27(1)		2,183	2,267,417

			$5,923,355

Oil and Gas — 4.8%

Aethon III BR, LLC, 9.00%, (1 mo. USD LIBOR + 7.50%, Floor 1.50%), 10/1/25(2)		2,366	$2,389,821

Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(1)		2,170	2,255,531

Archrock Partners, L.P./Archrock Partners Finance Corp., 6.25%, 4/1/28(1)		756	746,550

Buckeye Partners, L.P., 4.50%, 3/1/28(1)		921	884,160

Callon Petroleum Co., 8.00%, 8/1/28(1)		1,534	1,619,728

Centennial Resource Production, LLC:

5.375%, 1/15/26(1)		232	225,510

6.875%, 4/1/27(1)		2,055	2,069,406

CNX Resources Corp., 6.00%, 1/15/29(1)		586	592,625

Colgate Energy Partners III, LLC:

5.875%, 7/1/29(1)		2,252	2,325,685

7.75%, 2/15/26(1)		1,166	1,244,565

CrownRock, L.P./CrownRock Finance, Inc., 5.00%, 5/1/29(1)		1,519	1,522,228

CVR Energy, Inc., 5.75%, 2/15/28(1)		2,905	2,760,781

Endeavor Energy Resources, L.P./EER Finance, Inc., 5.75%, 1/30/28(1)		250	258,719

Energy Transfer, L.P., 6.25% to 2/15/23(17)(18)		300	257,625

EQT Corp.:

5.00%, 1/15/29		335	346,246

6.625%, 2/1/25		407	430,403

7.50%, 2/1/30		594	689,343

Exxon Mobil Corp., 3.452%, 4/15/51		500	487,204

Great Western Petroleum, LLC/Great Western Finance Corp., 12.00%, 9/1/25(1)		1,468	1,644,160

Hilcorp Energy I, L.P./Hilcorp Finance Co.:

5.75%, 2/1/29(1)		700	701,820

6.00%, 2/1/31(1)		560	563,500

25	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	*	Value

Oil and Gas (continued)

Laredo Petroleum, Inc.:

9.50%, 1/15/25	414		$432,340

10.125%, 1/15/28	622		669,169

Nabors Industries, Inc., 9.00%, 2/1/25(1)	1,091		1,137,695

Nabors Industries, Ltd.:

7.25%, 1/15/26(1)	617		618,030

7.50%, 1/15/28(1)	665		649,738

National Fuel Gas Co., 2.95%, 3/1/31	915		833,997

Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	2,982		3,003,172

NOV, Inc., 3.60%, 12/1/29	248		244,127

Oasis Petroleum, Inc., 6.375%, 6/1/26(1)	1,111		1,140,203

Occidental Petroleum Corp.:

3.40%, 4/15/26	455		452,909

4.20%, 3/15/48	931		872,151

4.40%, 8/15/49	748		704,676

4.625%, 6/15/45	499		485,103

6.125%, 1/1/31	1,203		1,355,246

6.20%, 3/15/40	480		533,794

6.45%, 9/15/36	615		723,609

6.625%, 9/1/30	1,511		1,735,761

8.50%, 7/15/27	1,965		2,328,218

8.875%, 7/15/30	1,685		2,163,026

Parkland Corp.:

4.50%, 10/1/29(1)	376		349,078

4.625%, 5/1/30(1)	1,501		1,398,204

Patterson-UTI Energy, Inc., 5.15%, 11/15/29	1,263		1,234,141

PBF Holding Co., LLC/PBF Finance Corp., 9.25%, 5/15/25(1)	2,538		2,617,592

Petrobras Global Finance B.V., 6.90%, 3/19/49	961		956,363

Petroleos Mexicanos:

6.75%, 9/21/47	1,747		1,423,316

6.84%, 1/23/30	716		713,347

Precision Drilling Corp.:

6.875%, 1/15/29(1)	932		947,112

7.125%, 1/15/26(1)	500		510,580

Shelf Drilling Holdings, Ltd.:

8.25%, 2/15/25(1)	1,535		1,264,909

8.875%, 11/15/24(1)	441		450,671

Southwestern Energy Co., 4.75%, 2/1/32	1,485		1,485,215

Tap Rock Resources, LLC, 7.00%, 10/1/26(1)	1,848		1,915,101

Targa Resources Partners, L.P./Targa Resources

Partners Finance Corp.:

4.00%, 1/15/32	1,038		1,000,175

4.875%, 2/1/31	233		235,647

5.50%, 3/1/30	224		232,913

Security		Principal Amount (000’s omitted)	*	Value

Oil and Gas (continued)

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp.: (continued)

5.875%, 4/15/26		985		$1,016,446

6.50%, 7/15/27		566		596,451

Tervita Corp., 11.00%, 12/1/25(1)		768		870,858

Transocean Poseidon, Ltd., 6.875%, 2/1/27(1)		1,001		992,835

UGI International, LLC, 2.50%, 12/1/29(14)	EUR	200		188,228

Valero Energy Corp., 4.00%, 4/1/29		1,250		1,276,438

Weatherford International, Ltd., 8.625%, 4/30/30(1)		1,555		1,580,681

Williams Cos., Inc. (The), 5.75%, 6/24/44		790		912,354

Wintershall Dea Finance 2 B.V., 2.499% to 4/20/26(14)(17)(18)	EUR	400		389,661

				$68,656,890

Packaging & Containers — 0.1%

Kleopatra Finco S.a.r.l., 4.25%, 3/1/26(14)	EUR	350		$345,565

Schoeller Packaging B.V., 6.375%, 11/1/24(14)	EUR	200		211,291

Trivium Packaging Finance B.V., 3.75%, 8/15/26(14)	EUR	400		434,650

				$991,506

Pharmaceuticals — 0.3%

BellRing Brands, Inc., 7.00%, 3/15/30(1)		2,444		$2,498,990

Diocle SpA, 3.875%, (3 mo. EURIBOR + 3.875%), 6/30/26(2)(14)	EUR	96		106,169

Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)		1,383		1,419,906

Rossini S.a.r.l., 3.875%, (3 mo. EURIBOR + 3.875%), 10/30/25(2)(14)	EUR	300		330,041

				$4,355,106

Pipelines — 1.6%

Antero Midstream Partners, L.P./Antero Midstream Finance Corp.:

5.75%, 3/1/27(1)		1,874		$1,911,517

7.875%, 5/15/26(1)		879		952,599

Cheniere Energy Partners, L.P.:

4.00%, 3/1/31		2,706		2,627,377

4.50%, 10/1/29		1,722		1,732,651

Cheniere Energy, Inc., 4.625%, 10/15/28		1,553		1,560,183

DCP Midstream, L.P., 7.375% to 12/15/22(17)(18)		942		906,675

DT Midstream, Inc., 4.125%, 6/15/29(1)		1,449		1,391,460

EQM Midstream Partners, L.P.:

4.50%, 1/15/29(1)		1,088		1,019,505

4.75%, 1/15/31(1)		1,086		1,017,050

6.00%, 7/1/25(1)		699		714,168

6.50%, 7/1/27(1)		702		734,359

26	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	*	Value

Pipelines (continued)

Kinder Morgan, Inc., 5.05%, 2/15/46		500		$531,553

Magellan Midstream Partners, L.P., 4.20%, 10/3/47		300		290,888

Midwest Connector Capital Co. LLC, 4.625%, 4/1/29(1)		852		862,727

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(17)(18)		1,711		1,468,038

TransCanada PipeLines, Ltd., 4.75%, 5/15/38		390		421,971

Venture Global Calcasieu Pass, LLC:

3.875%, 8/15/29(1)		1,116		1,086,499

3.875%, 11/1/33(1)		665		637,007

4.125%, 8/15/31(1)		992		974,947

Western Midstream Operating, L.P.:

4.50%, 3/1/28		148		151,237

4.55% to 11/1/29, 2/1/30(15)		1,187		1,183,255

4.75%, 8/15/28		150		155,095

				$22,330,761

Private Equity — 0.0%(9)

KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)		400		$359,020

				$359,020

Publishing — 0.2%

Adevinta ASA, 3.00%, 11/15/27(14)	EUR	100		$107,415

McGraw-Hill Education, Inc.:

5.75%, 8/1/28(1)		630		602,195

8.00%, 8/1/29(1)		2,024		1,917,042

				$2,626,652

Radio and Television — 1.0%

Audacy Capital Corp., 6.75%, 3/31/29(1)		1,627		$1,522,237

Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(1)		1,517		1,526,656

Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/27(1)		740		733,340

iHeartCommunications, Inc.:

6.375%, 5/1/26		179		184,247

8.375%, 5/1/27		324		335,920

Sirius XM Radio, Inc.:

3.125%, 9/1/26(1)		946		895,676

3.875%, 9/1/31(1)		951		867,003

5.00%, 8/1/27(1)		1,609		1,607,890

Terrier Media Buyer, Inc., 8.875%, 12/15/27(1)		3,533		3,599,138

Townsquare Media, Inc., 6.875%, 2/1/26(1)		1,492		1,539,177

Univision Communications, Inc., 4.50%, 5/1/29(1)		1,141		1,087,601

				$13,898,885

Security		Principal Amount (000’s omitted)	*	Value

Real Estate Investment Trusts (REITs) — 0.8%

ADLER Group S.A., 2.25%, 1/14/29(14)	EUR	200		$180,284

Aedas Homes Opco SLU, 4.00%, 8/15/26(14)	EUR	105		114,290

American Assets Trust, L.P., 3.375%, 2/1/31		1,000		942,205

Broadstone Net Lease, LLC, 2.60%, 9/15/31		309		275,680

Corporate Office Properties, L.P., 2.90%, 12/1/33		452		399,608

EPR Properties:

3.60%, 11/15/31		600		544,998

3.75%, 8/15/29		565		529,547

Extra Space Storage, L.P., 2.55%, 6/1/31		399		360,666

Flamingo Lux II SCA, 5.00%, 3/31/29(14)	EUR	100		101,482

HAT Holdings I, LLC/HAT Holdings II, LLC:

3.75%, 9/15/30(1)		1,365		1,231,134

6.00%, 4/15/25(1)		716		734,809

Heimstaden Bostad AB, 3.00% to 10/29/27(14)(17)(18)	EUR	352		327,572

Neinor Homes S.A., 4.50%, 10/15/26(14)	EUR	100		107,732

Newmark Group, Inc., 6.125%, 11/15/23		2,126		2,226,560

Rexford Industrial Realty, L.P., 2.15%, 9/1/31		333		289,609

Sabra Health Care, L.P., 3.20%, 12/1/31		823		735,832

Service Properties Trust, 4.75%, 10/1/26		995		911,619

Signa Development Finance SCS, 5.50%, 7/23/26(14)	EUR	100		100,464

Sun Communities Operating, L.P.:

2.30%, 11/1/28		245		222,495

2.70%, 7/15/31		261		235,893

Vornado Realty, L.P., 3.40%, 6/1/31		219		206,359

				$10,778,838

Retail — 0.9%

Arko Corp., 5.125%, 11/15/29(1)		1,921		$1,751,654

B&M European Value Retail S.A., 3.625%, 7/15/25(14)	GBP	100		128,879

Dick’s Sporting Goods, Inc., 4.10%, 1/15/52		540		462,224

Dufry One B.V.:

2.00%, 2/15/27(14)	EUR	100		99,325

2.50%, 10/15/24(14)	EUR	200		216,028

3.375%, 4/15/28(14)	EUR	139		142,948

eG Global Finance PLC, 6.25%, 10/30/25(14)	EUR	300		332,031

Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.:

4.625%, 1/15/29(1)		745		707,392

6.75%, 1/15/30(1)		1,992		1,835,100

Gap, Inc. (The):

3.625%, 10/1/29(1)		818		730,454

3.875%, 10/1/31(1)		481		419,937

Group 1 Automotive, Inc., 4.00%, 8/15/28(1)		1,328		1,238,201

Ken Garff Automotive, LLC, 4.875%, 9/15/28(1)		957		901,250

LCM Investments Holdings II, LLC, 4.875%, 5/1/29(1)		1,652		1,562,329

27	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	*	Value

Retail (continued)

Midco GB SASU, 7.75%, (7.75% cash or 8.50% PIK), 11/1/27(14)(16)	EUR	130		$146,739

Punch Finance PLC, 6.125%, 6/30/26(14)	GBP	125		161,865

Stonegate Pub Co. Financing 2019 PLC, 8.25%, 7/31/25(14)	GBP	100		134,157

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.00%, 6/1/31(1)		824		773,612

Victoria’s Secret & Co., 4.625%, 7/15/29(1)		1,854		1,672,076

				$13,416,201

Retailers (Except Food and Drug) — 1.0%

Bath & Body Works, Inc.:

6.625%, 10/1/30(1)		884		$929,239

6.75%, 7/1/36		437		445,934

6.875%, 11/1/35		2,079		2,145,330

6.95%, 3/1/33		1,027		1,062,780

7.60%, 7/15/37		488		507,332

9.375%, 7/1/25(1)		182		207,953

Dave & Buster’s, Inc., 7.625%, 11/1/25(1)		2,216		2,334,478

Murphy Oil USA, Inc.:

4.75%, 9/15/29		170		168,926

5.625%, 5/1/27		560		570,016

PetSmart, Inc./PetSmart Finance Corp.:

4.75%, 2/15/28(1)		1,290		1,248,372

7.75%, 2/15/29(1)		2,469		2,552,255

Superior Plus, L.P./Superior General Partner, Inc.,

4.50%, 3/15/29(1)		1,532		1,441,329

				$13,613,944

Road & Rail — 0.1%

Hertz Corp. (The):

4.625%, 12/1/26(1)		218		$203,878

5.00%, 12/1/29(1)		1,771		1,605,048

				$1,808,926

Semiconductors & Semiconductor Equipment — 0.2%

Intel Corp., 3.05%, 8/12/51		1,000		$893,599

ON Semiconductor Corp., 3.875%, 9/1/28(1)		1,544		1,476,241

				$2,369,840

Software and Services — 0.4%

Black Knight InfoServ, LLC, 3.625%, 9/1/28(1)		1,337		$1,268,639

Fair Isaac Corp., 4.00%, 6/15/28(1)		1,248		1,210,460

Gartner, Inc.:

3.625%, 6/15/29(1)		427		400,906

Security		Principal Amount (000’s omitted)	*	Value

Software and Services (continued)

Gartner, Inc.: (continued)

3.75%, 10/1/30(1)		660		$620,615

4.50%, 7/1/28(1)		908		905,639

VMware, Inc., 2.20%, 8/15/31		1,196		1,054,868

				$5,461,127

Steel — 0.4%

Allegheny Ludlum, LLC, 6.95%, 12/15/25		465		$493,186

Allegheny Technologies, Inc., 5.875%, 12/1/27		320		320,192

Big River Steel, LLC/BRS Finance Corp., 6.625%, 1/31/29(1)		1,147		1,205,336

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)		2,494		2,534,677

thyssenkrupp AG, 2.875%, 2/22/24(14)	EUR	100		110,548

TMS International Corp., 6.25%, 4/15/29(1)		1,056		1,005,217

				$5,669,156

Surface Transport — 0.0%(9)

Stena International S.A., 6.125%, 2/1/25(1)		200		$200,831

				$200,831

Technology — 0.4%

Almaviva-The Italian Innovation Co. SpA, 4.875%, 10/30/26(14)	EUR	265		$290,553

International Game Technology PLC:

4.125%, 4/15/26(1)		892		882,380

6.25%, 1/15/27(1)		474		500,065

Minerva Merger Sub, Inc., 6.50%, 2/15/30(1)		2,733		2,654,782

Western Union Co. (The), 6.20%, 11/17/36		872		953,647

				$5,281,427

Telecommunications — 2.8%

Altice France Holding S.A.:

6.00%, 2/15/28(1)		719		$621,565

10.50%, 5/15/27(1)		1,599		1,675,272

AT&T, Inc., 3.55%, 9/15/55		1,589		1,406,882

Ciena Corp., 4.00%, 1/31/30(1)		883		851,172

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)		2,698		2,748,439

DKT Finance ApS, 9.375%, 6/17/23(1)		662		662,360

eircom Finance DAC, 3.50%, 5/15/26(14)	EUR	200		218,744

Iliad Holding SASU:

5.625%, 10/15/28(14)	EUR	236		261,126

6.50%, 10/15/26(1)		989		992,966

7.00%, 10/15/28(1)		811		813,534

28	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	*	Value

Telecommunications (continued)

LCPR Senior Secured Financing DAC:

5.125%, 7/15/29(1)		840		$803,628

6.75%, 10/15/27(1)		482		495,805

Level 3 Financing, Inc., 4.25%, 7/1/28(1)		400		367,625

Lorca Telecom Bondco S.A.U., 4.00%, 9/18/27(14)	EUR	343		366,786

Matterhorn Telecom S.A., 3.125%, 9/15/26(14)	EUR	200		214,436

NBN Co., Ltd., 2.625%, 5/5/31(1)		1,000		912,777

Nokia Oyj, 6.625%, 5/15/39		600		716,037

PLT VII Finance S.a.r.l., 4.625%, 1/5/26(14)	EUR	300		328,835

Radiate Holdco, LLC/Radiate Finance, Inc., 6.50%, 9/15/28(1)		837		793,058

Rogers Communications, Inc., 4.55%, 3/15/52(1)		1,250		1,246,326

SES Global Americas Holdings GP, 5.30%, 3/25/44(1)		314		305,486

SES S.A., 5.30%, 4/4/43(1)		186		181,405

SoftBank Group Corp., 2.875%, 1/6/27(14)	EUR	200		197,833

Sprint Capital Corp., 6.875%, 11/15/28		1,951		2,264,155

Sprint Communications, Inc., 6.00%, 11/15/22		365		373,665

Sprint Corp.:

7.625%, 2/15/25		1,785		1,947,783

7.625%, 3/1/26		993		1,121,901

7.875%, 9/15/23		7,378		7,848,311

Summer (BC) Bidco B, LLC, 5.50%, 10/31/26(1)		907		874,158

Summer (BC) Holdco A S.a.r.l., 9.25%, 10/31/27(14)	EUR	135		154,396

Summer (BC) Holdco B S.a.r.l., 5.75%, 10/31/26(14)	EUR	150		168,869

Telecom Italia SpA:

2.50%, 7/19/23(14)	EUR	400		448,015

2.75%, 4/15/25(14)	EUR	256		278,598

3.00%, 9/30/25(14)	EUR	240		264,192

5.303%, 5/30/24(1)		1,118		1,127,811

Telefonica Europe B.V.:

2.875% to 6/24/27(14)(17)(18)	EUR	100		103,787

2.88% to 2/24/28(14)(17)(18)	EUR	200		204,913

T-Mobile USA, Inc.:

2.25%, 2/15/26		851		802,833

2.625%, 2/15/29		1,064		972,597

2.875%, 2/15/31		638		575,795

3.60%, 11/15/60		750		646,985

4.75%, 2/1/28		1,045		1,063,183

Viavi Solutions, Inc., 3.75%, 10/1/29(1)		868		815,671

Vmed O2 UK Financing I PLC, 3.25%, 1/31/31(14)	EUR	400		408,790

Vodafone Group PLC, 4.875% to 7/3/25, 10/3/78(14)(18)	GBP	350		465,738

Wp/ap Telecom Holdings III B.V., 5.50%, 1/15/30(14)	EUR	100		104,320

				$40,218,563

Security		Principal Amount (000’s omitted)	*	Value

Transportation — 0.3%

Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)		1,528		$1,494,346

FedEx Corp., 4.10%, 2/1/45		500		488,606

Fenix Marine Service Holdings, Ltd., 8.00%, 1/15/24		150		163,948

Getlink Se, 3.50%, 10/30/25(14)	EUR	100		113,330

Seaspan Corp., 5.50%, 8/1/29(1)		1,654		1,549,889

				$3,810,119

Utilities — 1.2%

AES Corp. (The), 2.45%, 1/15/31		556		$498,115

Calpine Corp.:

3.75%, 3/1/31(1)		600		538,125

4.50%, 2/15/28(1)		1,073		1,048,536

4.625%, 2/1/29(1)		680		626,814

5.00%, 2/1/31(1)		910		829,652

5.125%, 3/15/28(1)		1,511		1,442,121

5.25%, 6/1/26(1)		344		346,171

Leeward Renewable Energy Operations, LLC, 4.25%, 7/1/29(1)		838		787,045

NextEra Energy Operating Partners, L.P.:

4.25%, 9/15/24(1)		60		60,662

4.50%, 9/15/27(1)		1,207		1,203,765

NRG Energy, Inc.:

3.375%, 2/15/29(1)		664		591,428

3.625%, 2/15/31(1)		1,107		975,317

3.875%, 2/15/32(1)		1,466		1,292,990

5.25%, 6/15/29(1)		673		659,066

5.75%, 1/15/28		1,455		1,481,044

TerraForm Power Operating, LLC:

4.25%, 1/31/23(1)		655		654,076

5.00%, 1/31/28(1)		1,497		1,493,819

Vistra Operations Co., LLC:

4.375%, 5/1/29(1)		939		888,566

5.00%, 7/31/27(1)		1,278		1,259,463

				$16,676,775

Total Corporate Bonds (identified cost $743,794,863)				$721,780,658

Preferred Stocks — 0.2%
Security		Shares		Value

Building and Development — 0.1%

Brookfield Property Partners, L.P., Series A, 5.75%(12)		40,000		$843,200

				$843,200

29	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security		Shares		Value

Financial Services — 0.0%

DBI Investors, Inc., Series A-1(10)(11)(12)		1,932		$0

				$0

Nonferrous Metals/Minerals — 0.1%

ACNR Holdings, Inc., 15.00% (PIK)(11)(12)		1,803		$739,230

				$739,230

Pipelines — 0.0%(9)

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(18)		28,087		$595,725

				$595,725

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC:

Series A, 8.00% (PIK)(10)(11)(12)		1,136		$0

Series B, 10.00% (PIK)(10)(11)(12)		4,631		0

				$0

Telecommunications — 0.0%(9)

United States Cellular Corp., 6.25%(12)		18,950		$474,129

				$474,129

Total Preferred Stocks (identified cost $2,501,546)				$2,652,284

Senior Floating-Rate Loans — 50.9%(20)
Borrower/Description		Principal Amount (000’s omitted)	*	Value

Aerospace and Defense — 1.2%

Aernnova Aerospace S.A.U.:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/22/27	EUR	204		$215,136

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	796		839,029

AI Convoy (Luxembourg) S.a.r.l.:

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/18/27	EUR	1,000		1,094,358

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 1/18/27		733		725,148

Dynasty Acquisition Co., Inc.:

Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 4/6/26		650		641,281

Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 4/6/26		350		344,775

IAP Worldwide Services, Inc.:

Revolving Loan, 0.75%, 7/18/23(21)		172		170,937

Borrower/Description		Principal Amount (000’s omitted)	*	Value

Aerospace and Defense (continued)

IAP Worldwide Services, Inc.: (continued)

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), 7/18/23(10)		219		$176,456

Spirit Aerosystems, Inc., Term Loan, 4.25%, (1 mo USD LIBOR + 3.75%, Floor 0.50%), 1/15/25		495		494,453

TransDigm, Inc.:

Term Loan, 2.707%, (1 mo. USD LIBOR + 2.25%), 8/22/24		1,347		1,330,016

Term Loan, 2.707%, (1 mo. USD LIBOR + 2.25%), 12/9/25		5,419		5,328,145

WP CPP Holdings, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 4/30/25		6,522		6,209,227

				$17,568,961

Airlines — 0.2%

Mileage Plus Holdings, LLC, Term Loan, 6.25%, (3 mo USD LIBOR + 5.25%, Floor 1.00%), 6/21/27		750		$781,406

SkyMiles IP, Ltd., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/20/27		1,950		2,018,859

				$2,800,265

Auto Components — 1.4%

Adient US, LLC, Term Loan, 3.707%, (1 mo. USD LIBOR + 3.25%), 4/10/28		868		$856,859

American Axle and Manufacturing, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 4/6/24		1,829		1,805,877

Chassix, Inc., Term Loan, 6.50%, (USD LIBOR + 5.50%, Floor 1.00%), 11/15/23(22)		1,436		1,288,316

Clarios Global, L.P., Term Loan, 3.25%, (1 mo EURIBOR + 3.25%), 4/30/26	EUR	1,450		1,573,122

Dayco Products, LLC, Term Loan, 4.758%, (3 mo. USD LIBOR + 4.25%), 5/19/23		1,143		1,125,855

DexKo Global, Inc.:

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/4/28(21)	EUR	96		104,073

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	595		646,805

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	309		336,357

Term Loan, 4.717%, (3 mo. USD LIBOR + 3.75%), 10/4/28		132		129,580

Term Loan, 4.717%, (3 mo. USD LIBOR + 3.75%), 10/4/28		693		680,295

Garrett LX I S.a.r.l.:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 4/30/28	EUR	998		1,070,380

Term Loan, 3.75%, (6 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/30/28		647		633,815

30	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)		Value

Auto Components (continued)

LTI Holdings, Inc.:

Term Loan, 3.957%, (1 mo. USD LIBOR + 3.50%), 9/6/25		3,383	$3,313,274

Term Loan, 5.207%, (1 mo. USD LIBOR + 4.75%), 7/24/26		195	193,172

Term Loan, 5.207%, (1 mo. USD LIBOR + 4.75%), 7/24/26		326	324,036

Term Loan, 5.207%, (1 mo. USD LIBOR + 4.75%), 7/24/26		197	195,891

Tenneco, Inc., Term Loan, 3.457%, (1 mo. USD LIBOR + 3.00%), 10/1/25		3,652	3,621,114

TI Group Automotive Systems, LLC, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 12/16/26	EUR	526	576,580

Wheel Pros, LLC, Term Loan, 5.25%, (1 mo. USD LIBOR + 4.50%, Floor 0.75%), 5/11/28		896	856,695

			$19,332,096

Automobiles — 0.1%

MajorDrive Holdings IV, LLC, Term Loan, 4.563%, (3 mo. USD LIBOR + 4.00%), 6/1/28		447	$440,763

Thor Industries, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%), 2/1/26		1,022	1,019,823

			$1,460,586

Beverage — 0.1%

City Brewing Company, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 4/5/28		771	$709,435

			$709,435

Biotechnology — 0.1%

Alkermes, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 3/12/26		1,096	$1,076,529

Alltech, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 10/13/28		474	467,890

			$1,544,419

Building Products — 0.5%

ACProducts, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 4.25%, Floor 0.50%), 5/17/28		1,762	$1,602,646

CPG International, Inc., Term Loan, 3.25%, (3 mo. USD LIBOR + 2.50%, Floor 0.75%), 5/5/24		976	969,940

Gardner Denver, Inc., Term Loan, 2.00%, (1 mo. EURIBOR + 2.00%), 3/1/27	EUR	1,415	1,539,922

Borrower/Description	Principal Amount* (000’s omitted)		Value

Building Products (continued)

LHS Borrower, LLC, Term Loan, 5.25%, (SOFR + 4.75%, Floor 0.50%), 2/16/29		1,375	$1,362,969

Standard Industries, Inc., Term Loan, 3.788%, (6 mo. USD LIBOR + 2.50%), 9/22/28		1,132	1,128,327

			$6,603,804

Capital Markets — 1.5%

Advisor Group, Inc., Term Loan, 4.957%, (1 mo. USD LIBOR + 4.50%), 7/31/26		1,149	$1,142,581

Andromeda Investissements, Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 6/12/26	EUR	1,250	1,357,230

Aretec Group, Inc., Term Loan, 4.707%, (1 mo. USD LIBOR + 4.25%), 10/1/25		2,330	2,313,427

Brookfield Property REIT, Inc., Term Loan, 2.957%, (1 mo. USD LIBOR + 2.50%), 8/27/25		950	929,751

CeramTec AcquiCo GmbH, Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 1/19/29	EUR	760	834,448

Citco Funding LLC, Term Loan, 3.506%, (3 mo. USD LIBOR + 2.50%), 9/28/23		3,873	3,837,153

EIG Management Company, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/22/25		264	263,340

FinCo I, LLC, Term Loan, 2.957%, (1 mo. USD LIBOR + 2.50%), 6/27/25		853	845,555

Focus Financial Partners, LLC, Term Loan, 2.449%, (1 mo. USD LIBOR + 2.00%), 7/3/24		2,946	2,907,179

Franklin Square Holdings, L.P., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%), 8/1/25		531	526,104

Greenhill & Co., Inc., Term Loan, 3.707%, (1 mo. USD LIBOR + 3.25%), 4/12/24		888	884,795

Guggenheim Partners, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), 7/21/23		2,645	2,636,764

Hudson River Trading, LLC, Term Loan, 3.144%, (SOFR + 3.00%), 3/20/28		2,205	2,175,179

Mariner Wealth Advisors, LLC:

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 8/18/28		435	430,415

Term Loan, 3.951%, (3 mo. USD LIBOR + 3.25%), 8/18/28		62	61,580

Victory Capital Holdings, Inc., Term Loan, 2.466%, (3 mo. USD LIBOR + 2.25%), 7/1/26		904	892,873

			$22,038,374

Chemicals — 1.9%

Apergy Corporation:

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.50%), 5/9/25		127	$125,821

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 6/3/27		205	206,425

31	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)		Value

Chemicals (continued)

Aruba Investments, Inc., Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 11/24/27	EUR	990	$1,084,235

Atotech B.V., Term Loan, 2.50%, (1 mo. EURIBOR + 2.50%), 3/18/28	EUR	1,000	1,089,656

Caldic B.V., Term Loan, 2/3/29(23)	EUR	1,000	1,101,064

Ferro Corporation:

Term Loan, 3.256%, (3 mo. USD LIBOR + 2.25%), 2/14/24		87	87,124

Term Loan, 3.256%, (3 mo. USD LIBOR + 2.25%), 2/14/24		85	85,270

Term Loan, 3.256%, (3 mo. USD LIBOR + 2.25%), 2/14/24		122	121,907

Flint Group GmbH, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		21	20,180

Flint Group US LLC, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		127	122,071

Groupe Solmax, Inc., Term Loan, 5.756%, (3 mo. USD LIBOR + 4.75%), 5/29/28		199	195,515

INEOS Enterprises Holdings II Limited, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 8/31/26	EUR	200	218,715

INEOS Enterprises Holdings US Finco, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 8/28/26		220	217,322

INEOS Finance PLC, Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), 4/1/24	EUR	1,206	1,324,878

INEOS Quattro Holdings UK, Ltd., Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), 1/29/26	EUR	1,000	1,075,828

INEOS Styrolution Group GmbH, Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), 1/29/27	EUR	1,000	1,064,074

INEOS Styrolution US Holding, LLC, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 1/29/26		2,332	2,292,044

INEOS US Finance, LLC, Term Loan, 11/8/28(23)		625	614,844

Kraton Corporation, Term Loan, 3.99%, (3 mo. USD LIBOR + 3.25%), 3/15/29		450	444,937

Kraton Polymers Holdings B.V., Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 3/15/29	EUR	500	548,054

Lonza Group AG:

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 7/3/28	EUR	1,000	1,090,809

Term Loan, 4.75%, (6 mo. USD LIBOR + 4.00%, Floor 0.75%), 7/3/28		1,241	1,214,664

Term Loan, 5.006%, (3 mo. USD LIBOR + 4.00%), 7/3/28		499	488,307

LSF11 Skyscraper Holdco S.a.r.l., Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 9/29/27	EUR	1,000	1,098,874

Messer Industries GmbH, Term Loan, 3.506%, (3 mo. USD LIBOR + 2.50%), 3/2/26		1,369	1,354,830

Borrower/Description	Principal Amount* (000’s omitted)		Value

Chemicals (continued)

Minerals Technologies, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/14/24		922	$920,386

Momentive Performance Materials, Inc., Term Loan, 3.70%, (1 mo. USD LIBOR + 3.25%), 5/15/24		462	457,125

Olympus Water U.S. Holding Corporation, Term Loan, 11/9/28(23)		375	367,500

Orion Engineered Carbons GmbH:

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 9/24/28	EUR	1,000	1,090,809

Term Loan, 3.256%, (3 mo. USD LIBOR + 2.25%), 9/24/28		373	364,496

Rohm Holding GmbH:

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 7/31/26	EUR	500	525,008

Term Loan, 5.269%, (6 mo. USD LIBOR + 4.75%), 7/31/26		933	886,364

Starfruit Finco B.V., Term Loan, 4.006%, (3 mo. USD LIBOR + 3.00%), 10/1/25		2,272	2,238,391

Tronox Finance, LLC, Term Loan, 3.164%, (USD LIBOR + 2.25%), 3/10/28(22)		1,318	1,298,533

Venator Materials Corporation, Term Loan, 3.457%, (1 mo. USD LIBOR + 3.00%), 8/8/24		406	387,611

W.R. Grace & Co.-Conn., Term Loan, 4.813%, (3 mo. USD LIBOR + 3.75%), 9/22/28		1,122	1,115,349

			$26,939,020

Commercial Services & Supplies — 2.2%

Allied Universal Holdco, LLC:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 5/12/28	EUR	995	$1,074,233

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 5/12/28		2,727	2,691,391

Aramark Services, Inc., Term Loan, 2.207%, (1 mo. USD LIBOR + 1.75%), 3/11/25		933	917,507

Asplundh Tree Expert, LLC, Term Loan, 2.207%, (1 mo. USD LIBOR + 1.75%), 9/7/27		1,108	1,098,152

EnergySolutions, LLC, Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 5/9/25		4,893	4,805,111

Harsco Corporation, Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 3/10/28		397	387,075

IRI Holdings, Inc., Term Loan, 4.707%, (1 mo. USD LIBOR + 4.25%), 12/1/25		9,830	9,809,337

KAR Auction Services, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%), 9/19/26		634	628,601

LABL, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 5.00%, Floor 0.50%), 10/29/28		723	714,826

Monitronics International, Inc., Term Loan, 8.75%, (1 mo. USD LIBOR + 7.50%, Floor 1.25%), 3/29/24		1,972	1,632,214

32	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)		Value

Commercial Services & Supplies (continued)

PECF USS Intermediate Holding III Corporation, Term Loan, 4.758%, (3 mo. USD LIBOR + 4.25%), 12/15/28		648	$643,281

Phoenix Services International, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/1/25		864	837,360

Prime Security Services Borrower, LLC, Term Loan, 3.50%, (USD LIBOR + 2.75%, Floor 0.75%), 9/23/26(22)		1,529	1,519,063

SITEL Group, Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 8/28/28	EUR	500	551,051

SITEL Worldwide Corporation, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 8/28/28		1,891	1,878,488

Tempo Acquisition LLC, Term Loan, 3.50%, (SOFR + 3.00%, Floor 0.50%), 8/31/28		839	834,793

US Ecology Holdings, Inc., Term Loan, 2.957%, (1 mo. USD LIBOR + 2.50%), 11/1/26		269	267,931

Werner FinCo, L.P., Term Loan, 5.006%, (3 mo. USD LIBOR + 4.00%), 7/24/24		1,003	997,555

			$31,287,969

Communications Equipment — 0.3%

CommScope, Inc., Term Loan, 3.707%, (1 mo. USD LIBOR + 3.25%), 4/6/26		1,779	$1,740,173

Digi International, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 5.00%, Floor 0.50%), 11/1/28		469	469,462

Plantronics, Inc., Term Loan, 2.957%, (1 mo. USD LIBOR + 2.50%), 7/2/25		1,187	1,180,263

Tiger Acquisition, LLC, Term Loan, 3.758%, (3 mo. USD LIBOR + 3.25%), 6/1/28		498	478,284

			$3,868,182

Construction Materials — 0.4%

Quikrete Holdings, Inc.:

Term Loan, 2.957%, (1 mo. USD LIBOR + 2.50%), 2/1/27		2,937	$2,870,064

Term Loan, 6/11/28(23)		2,175	2,139,506

			$5,009,570

Containers & Packaging — 1.1%

Berlin Packaging, LLC, Term Loan, 4.338%, (USD LIBOR + 3.75%), 3/11/28(22)		1,244	$1,234,111

BWAY Holding Company, Term Loan, 3.481%, (1 mo. USD LIBOR + 3.25%), 4/3/24		2,511	2,481,290

Clydesdale Acquisition Holdings, Inc., Term Loan, 3/30/29(23)		575	565,964

Borrower/Description	Principal Amount* (000’s omitted)		Value

Containers & Packaging (continued)

Flex Acquisition Company, Inc.:

Term Loan, 3.214%, (3 mo. USD LIBOR + 3.00%), 6/29/25		1,486	$1,484,887

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 3/2/28		1,439	1,436,129

Kouti B.V., Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 8/31/28	EUR	2,000	2,164,794

Pregis TopCo Corporation, Term Loan, 4.457%, (1 mo. USD LIBOR + 4.00%), 7/31/26		635	623,462

Pretium PKG Holdings, Inc.:

Term Loan, 4.50%, (3 mo. USD LIBOR + 4.00%, Floor 0.50%), 10/2/28		623	607,072

Term Loan - Second Lien, 7.25%, (3 mo. USD LIBOR + 6.75%, Floor 0.50%), 10/1/29		350	340,812

Proampac PG Borrower, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/3/25		570	559,451

Reynolds Group Holdings, Inc.:

Term Loan, 3.707%, (1 mo. USD LIBOR + 3.25%), 2/5/26		1,358	1,324,352

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 9/20/28		970	946,357

Trident TPI Holdings, Inc.:

Term Loan, 4.256%, (3 mo. USD LIBOR + 3.25%), 10/17/24		815	808,283

Term Loan, 4.314%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 9/15/28(21)		99	98,090

Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 9/15/28		697	689,856

			$15,364,910

Distributors — 0.2%

Autokiniton US Holdings, Inc., Term Loan, 5.00%, (6 mo. USD LIBOR + 4.50%, Floor 0.50%), 4/6/28		521	$515,201

Phillips Feed Service, Inc., Term Loan, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), 11/13/24(10)		107	85,895

White Cap Buyer, LLC, Term Loan, 4.25%, (SOFR + 3.75%, Floor 0.50%), 10/19/27		2,074	2,052,365

			$2,653,461

Diversified Consumer Services — 0.3%

Ascend Learning, LLC, Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/11/28		648	$641,486

KUEHG Corp.:

Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 2/21/25		2,242	2,215,648

Term Loan - Second Lien, 9.256%, (3 mo. USD LIBOR + 8.25%), 8/22/25		425	424,203

33	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)		Value

Diversified Consumer Services (continued)

Sotheby’s, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 1/15/27		445	$445,226

			$3,726,563

Diversified Financial Services — 0.2%

Concorde Midco, Ltd., Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	1,000	$1,101,180

Sandy BidCo B.V., Term Loan, 6/12/28(23)	EUR	1,000	1,106,019

Zephyr Bidco Limited, Term Loan, 5.471%, (SONIA + 4.75%), 7/23/25	GBP	775	997,717

			$3,204,916

Diversified Telecommunication Services — 2.8%

CenturyLink, Inc., Term Loan, 2.707%, (1 mo. USD LIBOR + 2.25%), 3/15/27		7,234	$7,053,791

eircom Finco S.a.r.l., Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), 5/15/26	EUR	1,786	1,954,100

GEE Holdings 2, LLC:

Term Loan, 9.00%, (3 mo. USD LIBOR + 8.00%, Floor 1.00%), 3/24/25		329	320,594

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 2.50% cash, 6.75% PIK, 3/23/26		678	559,242

Numericable Group S.A.:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 7/31/25	EUR	500	543,513

Term Loan, 3.049%, (3 mo. USD LIBOR + 2.75%), 7/31/25		2,048	2,003,504

Telenet International Finance S.a.r.l., Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), 4/30/29	EUR	1,750	1,902,209

UPC Broadband Holding B.V.:

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 4/30/29	EUR	1,500	1,627,017

Term Loan, 2.647%, (1 mo. USD LIBOR + 2.25%), 4/30/28		900	881,325

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	3,000	3,288,326

UPC Financing Partnership, Term Loan, 3.397%, (1 mo. USD LIBOR + 3.00%), 1/31/29		3,025	3,000,044

Virgin Media Bristol, LLC, Term Loan, 3.647%, (1 mo. USD LIBOR + 3.25%), 1/31/29		1,150	1,142,633

Virgin Media Ireland Limited, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 7/15/29	EUR	1,000	1,095,654

Virgin Media SFA Finance Limited:

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 1/31/29	EUR	1,300	1,410,081

Term Loan, 3.727%, (1 mo. GBP LIBOR + 3.25%), 11/15/27	GBP	1,500	1,932,297

Borrower/Description	Principal Amount* (000’s omitted)		Value

Diversified Telecommunication Services (continued)

Zayo Group Holdings, Inc.:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 3/9/27	EUR	980	$1,054,582

Term Loan, 3.457%, (1 mo. USD LIBOR + 3.00%), 3/9/27		2,171	2,115,452

Ziggo B.V., Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	3,750	4,071,595

Ziggo Financing Partnership, Term Loan, 2.897%, (1 mo. USD LIBOR + 2.50%), 4/30/28		4,150	4,090,991

			$40,046,950

Electrical Equipment — 0.1%

GrafTech Finance, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 2/12/25		1,069	$1,059,228

II-VI Incorporated, Term Loan, 12/1/28(23)		1,000	989,167

			$2,048,395

Electronic Equipment, Instruments & Components — 0.6%

Chamberlain Group, Inc., Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 11/3/28		1,546	$1,528,731

CPI International, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 7/26/24		657	652,326

Creation Technologies, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.50%, Floor 0.50%), 10/5/28		975	954,281

EXC Holdings III Corp., Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 12/2/24		652	649,893

Minimax Viking GmbH, Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), 7/31/25	EUR	955	1,046,345

Mirion Technologies, Inc., Term Loan, 3.25%, (6 mo. USD LIBOR + 2.75%, Floor 0.50%), 10/20/28		698	694,177

Robertshaw US Holding Corp., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 2/28/25		1,008	920,430

TTM Technologies, Inc., Term Loan, 2.731%, (1 mo. USD LIBOR + 2.50%), 9/28/24		150	149,249

Verifone Systems, Inc., Term Loan, 4.498%, (3 mo. USD LIBOR + 4.00%), 8/20/25		1,235	1,220,492

Verisure Holding AB, Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 3/27/28	EUR	1,000	1,088,965

			$8,904,889

Energy Equipment & Services — 0.0%(9)

Ameriforge Group, Inc.:

Term Loan, 12.594%, (1 mo. USD LIBOR + 13.00%, Floor 1.00%), 12/29/23(21)		103	$51,586

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), 9.00% cash, 5.00% PIK, 12/31/23		817	408,282

34	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Energy Equipment & Services (continued)

Lealand Finance Company B.V., Term Loan, 4.457%, (1 mo. USD LIBOR +4.00%), 1.457% cash, 3.00% PIK, 6/30/25	222	$107,838

		$567,706

Engineering & Construction — 0.4%

Aegion Corporation, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 5/17/28	473	$470,853

Amentum Government Services Holdings, LLC:

Term Loan, 3.957%, (1 mo. USD LIBOR + 3.50%), 1/29/27	1,007	999,929

Term Loan, 4.647%, (SOFR + 4.00%), 2/15/29	750	745,937

American Residential Services, LLC, Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 10/15/27	568	563,554

APi Group DE, Inc., Term Loan, 2.957%, (1 mo. USD LIBOR + 2.50%), 10/1/26	1,433	1,416,911

Artera Services, LLC, Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 3/6/25	1,042	984,483

Brand Energy & Infrastructure Services, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/21/24	572	547,529

Northstar Group Services, Inc., Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), 11/12/26	222	221,264

		$5,950,460

Entertainment — 1.0%

Alchemy Copyrights, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 3/10/28	468	$467,305

AMC Entertainment Holdings, Inc., Term Loan, 3.352%, (1 mo. USD LIBOR + 3.00%), 4/22/26	1,819	1,624,229

City Football Group Limited, Term Loan, 4.00%, (6 mo. USD LIBOR + 3.50%, Floor 0.50%), 7/21/28	1,372	1,352,703

Crown Finance US, Inc.:

Term Loan, 3.506%, (3 mo. USD LIBOR + 2.50%), 2/28/25	336	260,586

Term Loan, 4.25%, (6 mo. USD LIBOR + 2.75%), 9/30/26	1,503	1,140,202

Term Loan, 9.25%, (6 mo. USD LIBOR + 8.25%, Floor 1.00%), 2/28/25	210	224,636

Term Loan, 15.25%, (7.00% cash, 8.25% PIK), 5/23/24(24)	274	324,345

Delta 2 (LUX) S.a.r.l., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/1/24	1,125	1,119,293

Playtika Holding Corp., Term Loan, 3.207%, (1 mo. USD LIBOR + 2.75%), 3/13/28	2,192	2,166,315

Renaissance Holding Corp.:

Term Loan, 3.707%, (1 mo. USD LIBOR + 3.25%), 5/30/25	1,695	1,680,594

Borrower/Description	Principal Amount* (000’s omitted)		Value

Entertainment (continued)

Renaissance Holding Corp.: (continued)

Term Loan, 3/30/29(23)		175	$174,198

Term Loan - Second Lien, 7.457%, (1 mo. USD LIBOR + 7.00%), 5/29/26		200	198,750

UFC Holdings, LLC, Term Loan, 3.50%, (6 mo. USD LIBOR + 2.75%, Floor 0.75%), 4/29/26		2,841	2,814,898

Vue International Bidco PLC, Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), 7/3/26	EUR	1,081	1,044,572

			$14,592,626

Equity Real Estate Investment Trusts (REITs) — 0.1%

Iron Mountain, Inc., Term Loan, 2.207%, (1 mo. USD LIBOR + 1.75%), 1/2/26		888	$877,640

			$877,640

Food & Staples Retailing — 0.2%

BJ’s Wholesale Club, Inc., Term Loan, 2.387%, (1 mo. USD LIBOR + 2.00%), 2/3/24		487	$486,616

US Foods, Inc., Term Loan, 2.508%, (3 mo. USD LIBOR + 2.00%), 9/13/26		1,682	1,652,208

			$2,138,824

Food Products — 1.2%

8th Avenue Food & Provisions, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 10/1/25		597	$538,793

Badger Buyer Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 9/30/24		382	357,170

CHG PPC Parent, LLC:

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), 3/31/25	EUR	2,000	2,154,422

Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 12/8/28		475	464,906

Del Monte Foods, Inc., Term Loan, 2/15/29(23)		450	444,656

Froneri International, Ltd.:

Term Loan, 2.375%, (6 mo. EURIBOR + 2.375%), 1/29/27	EUR	1,275	1,363,621

Term Loan, 2.707%, (1 mo. USD LIBOR + 2.25%), 1/29/27		2,162	2,127,456

H Food Holdings, LLC:

Term Loan, 4.145%, (1 mo. USD LIBOR + 3.69%), 5/23/25		746	720,162

Term Loan, 4.457%, (1 mo. USD LIBOR + 4.00%), 5/23/25		460	445,632

Monogram Food Solutions, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 8/28/28		549	541,767

Nomad Foods Europe Midco Limited, Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 6/24/28	EUR	3,000	3,259,287

35	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)		Value

Food Products (continued)

Shearer’s Foods, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 9/23/27		394	$383,547

Simply Good Foods USA, Inc., Term Loan, 3.792%, (SOFR + 3.25%), 7/7/24		263	262,323

Sovos Brands Intermediate, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 6/8/28		497	493,276

Sunshine Investments B.V., Term Loan, 4.033%, (SONIA + 3.50%), 3/28/25	GBP	750	978,259

United Petfood Group B.V., Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 4/23/28	EUR	750	808,427

Valeo F1 Company Limited (Ireland), Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 6/30/28	EUR	1,000	1,073,615

			$16,417,319

Health Care Equipment & Supplies — 0.4%

Bayou Intermediate II, LLC, Term Loan, 5.25%, (3 mo. USD LIBOR + 4.50%, Floor 0.75%), 8/2/28		748	$736,903

CryoLife, Inc., Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 6/1/27		527	518,726

Journey Personal Care Corp., Term Loan, 5.256%, (3 mo. USD LIBOR + 4.25%), 3/1/28		1,042	994,578

Medline Borrower, L.P., Term Loan, 10/23/28(23)	EUR	1,000	1,094,726

Ortho-Clinical Diagnostics S.A.:

Term Loan, 3.235%, (1 mo. USD LIBOR + 3.00%), 6/30/25		1,954	1,949,786

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 6/30/25	EUR	654	720,152

			$6,014,871

Health Care Providers & Services — 3.2%

ADMI Corp., Term Loan, 3.207%, (1 mo. USD LIBOR + 2.75%), 4/30/25		1,781	$1,751,013

AEA International Holdings (Lux) S.a.r.l., Term Loan, 4.813%, (3 mo. USD LIBOR + 3.75%), 9/7/28		1,072	1,070,972

Biogroup-LCD, Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 2/9/28	EUR	750	810,760

BW NHHC Holdco, Inc., Term Loan, 5.488%, (3 mo. USD LIBOR + 5.00%), 5/15/25		3,710	2,812,405

CCRR Parent, Inc., Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 3/6/28		520	522,561

Cerba Healthcare S.A.S., Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 6/30/28	EUR	1,250	1,356,626

CHG Healthcare Services, Inc., Term Loan, 5.00%, (USD LIBOR + 3.50%), 9/29/28(22)		1,095	1,086,748

Covis Finco S.a.r.l., Term Loan, 7.25%, (SOFR + 6.50%, Floor 0.75%), 2/18/27		950	874,000

Dedalus Finance GmbH, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 7/17/27	EUR	500	547,824

Borrower/Description	Principal Amount* (000’s omitted)		Value

Health Care Providers & Services (continued)

Electron BidCo, Inc., Term Loan, 4.256%, (3 mo. USD LIBOR + 3.25%), 11/1/28		800	$792,600

Elsan S.A.S., Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 6/16/28	EUR	1,500	1,643,991

Ensemble RCM, LLC, Term Loan, 4.049%, (3 mo. USD LIBOR + 3.75%), 8/3/26		1,326	1,323,116

Envision Healthcare Corporation, Term Loan, 4.195%, (1 mo. USD LIBOR + 3.75%), 10/10/25		8,860	5,961,306

Hanger, Inc., Term Loan, 3.957%, (1 mo. USD LIBOR + 3.50%), 3/6/25		1,104	1,097,100

IVC Acquisition, Ltd., Term Loan, 5.157%, (SONIA + 4.50%), 2/13/26	GBP	1,000	1,301,498

LSCS Holdings, Inc., Term Loan, 5.00%, (1 mo. USD LIBOR + 4.50%, Floor 0.50%), 12/16/28		723	716,257

MDVIP, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/16/28		275	272,365

Medical Solutions Holdings, Inc.:

Term Loan, 3.50%, 11/1/28(21)		236	234,451

Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 11/1/28		1,239	1,230,870

Mehilainen Yhtiot Oy, Term Loan, 3.525%, (1 mo. EURIBOR + 3.525%), 8/11/25	EUR	1,000	1,094,772

Midwest Physician Administrative Services, LLC, Term Loan, 4.256%, (3 mo. USD LIBOR + 3.25%), 3/12/28		470	465,018

National Mentor Holdings, Inc.:

Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 3/2/28		2,062	2,002,573

Term Loan, 4.76%, (3 mo. USD LIBOR + 3.75%), 3/2/28		58	56,633

Option Care Health, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 10/27/28		424	420,935

Pacific Dental Services, LLC, Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 5/5/28		496	491,184

Pediatric Associates Holding Company, LLC:

Term Loan, 0.00%, 12/29/28(21)		72	71,464

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 12/29/28		473	467,289

PetVet Care Centers, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/14/25		149	148,520

Phoenix Guarantor, Inc.:

Term Loan, 3.707%, (1 mo. USD LIBOR + 3.25%), 3/5/26		1,897	1,876,612

Term Loan, 3.947%, (1 mo. USD LIBOR + 3.50%), 3/5/26		1,310	1,296,582

Radiology Partners, Inc., Term Loan, 4.706%, (1 mo. USD LIBOR + 4.25%), 7/9/25		1,197	1,183,306

Radnet Management, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 4/21/28		1,017	1,005,391

36	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)		Value

Health Care Providers & Services (continued)

Ramsay Generale de Sante S.A., Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 4/22/27	EUR	500	$545,289

Select Medical Corporation, Term Loan, 2.71%, (1 mo. USD LIBOR + 2.25%), 3/6/25		2,968	2,940,442

Sound Inpatient Physicians, Term Loan, 3.207%, (1 mo. USD LIBOR + 2.75%), 6/27/25		481	478,844

Surgery Center Holdings, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 8/31/26		1,051	1,044,025

Synlab Bondco PLC, Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	500	545,059

Team Health Holdings, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 2/6/24		2,054	1,962,171

U.S. Anesthesia Partners, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 4.25%, Floor 0.50%), 10/1/28		1,516	1,508,074

WP CityMD Bidco, LLC, Term Loan, 3.75%, (6 mo. USD LIBOR + 3.25%, Floor 0.50%), 12/22/28		675	671,977

			$45,682,623

Health Care Technology — 0.9%

Bracket Intermediate Holding Corp., Term Loan, 4.466%, (3 mo. USD LIBOR + 4.25%), 9/5/25		917	$911,020

Change Healthcare Holdings, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 3/1/24		5,019	4,997,988

GHX Ultimate Parent Corporation, Term Loan, 4.256%, (3 mo. USD LIBOR + 3.25%), 6/28/24		931	927,370

Imprivata, Inc., Term Loan, 12/1/27(23)		225	224,367

MedAssets Software Intermediate Holdings, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 4.00%, Floor 0.50%), 12/18/28		1,100	1,088,313

Navicure, Inc., Term Loan, 4.457%, (1 mo. USD LIBOR + 4.00%), 10/22/26		1,671	1,668,861

Project Ruby Ultimate Parent Corp., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/3/28		1,040	1,029,365

Verscend Holding Corp., Term Loan, 4.457%, (1 mo. USD LIBOR + 4.00%), 8/27/25		2,218	2,215,457

			$13,062,741

Hotels, Restaurants & Leisure — 1.9%

Carnival Corporation:

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 6/30/25		1,277	$1,247,235

Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), 6/30/25	EUR	1,489	1,627,611

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 10/18/28		2,693	2,637,141

ClubCorp Holdings, Inc., Term Loan, 3.756%, (3 mo. USD LIBOR + 2.75%), 9/18/24		1,910	1,818,977

Borrower/Description	Principal Amount* (000’s omitted)		Value

Hotels, Restaurants & Leisure (continued)

Fertitta Entertainment, LLC, Term Loan, 4.50%, (SOFR + 4.00%, Floor 0.50%), 1/27/29		4,213	$4,194,671

Four Seasons Hotels Limited, Term Loan, 2.457%, (1 mo. USD LIBOR + 2.00%), 11/30/23		1,045	1,043,321

GVC Holdings PLC, Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), 3/29/24	EUR	1,850	2,019,701

Hilton Grand Vacations Borrower, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 8/2/28		920	916,205

IRB Holding Corp.:

Term Loan, 3.75%, (SOFR + 3.00%, Floor 0.75%), 12/15/27		299	296,437

Term Loan, 3.756%, (3 mo. USD LIBOR + 2.75%), 2/5/25		2,194	2,177,249

Oravel Stays Singapore Pte. Ltd., Term Loan, 9.21%, (3 mo. USD LIBOR + 8.25%), 6/23/26		546	545,875

Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24		2,535	2,483,552

Scientific Games Holdings, L.P., Term Loan, 4/4/29(23)	EUR	1,000	1,099,797

SeaWorld Parks & Entertainment, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 8/25/28		896	887,385

SMG US Midco 2, Inc., Term Loan, 2.844%, (USD LIBOR + 2.50%), 1/23/25(22)		240	231,695

Stars Group Holdings B.V. (The), Term Loan, 3.256%, (3 mo. USD LIBOR + 2.25%), 7/21/26		2,264	2,246,648

Travel Leaders Group, LLC, Term Loan, 4.457%, (1 mo. USD LIBOR + 4.00%), 1/25/24		938	886,042

Twin River Worldwide Holdings, Inc., Term Loan, 3.75%, (6 mo. USD LIBOR + 3.25%, Floor 0.50%), 10/2/28		1,172	1,166,568

			$27,526,110

Household Durables — 1.2%

CFS Brands, LLC, Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 3/20/25		264	$254,737

Libbey Glass, Inc., Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 11/13/25		5,297	5,478,366

Serta Simmons Bedding, LLC:

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%), 8/10/23		2,455	2,464,438

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		8,114	7,676,853

Solis IV B.V., Term Loan, 2/26/29(23)	EUR	1,000	1,095,879

			$16,970,273

Household Products — 0.1%

Kronos Acquisition Holdings, Inc., Term Loan, 7.00%, (SOFR + 6.00%, Floor 1.00%), 12/22/26		399	$397,171

37	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)		Value

Household Products (continued)

Nobel Bidco B.V., Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 9/1/28	EUR	1,000	$1,057,575

			$1,454,746

Independent Power and Renewable Electricity Producers — 0.3%

Calpine Construction Finance Company, L.P., Term Loan, 2.457%, (1 mo. USD LIBOR + 2.00%), 1/15/25		2,687	$2,650,922

Calpine Corporation, Term Loan, 2.96%, (1 mo. USD LIBOR + 2.50%), 12/16/27		2,007	1,994,362

Longview Power, LLC, Term Loan, 11.50%, (3 mo. USD LIBOR + 10.00%, Floor 1.50%), 7/30/25		42	42,803

			$4,688,087

Industrial Conglomerates — 0.2%

Rain Carbon GmbH, Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 1/16/25	EUR	1,025	$1,105,558

SPX Flow, Inc., Term Loan, 3/16/29(23)		1,350	1,316,461

			$2,422,019

Insurance — 1.7%

Alliant Holdings Intermediate, LLC:

Term Loan, 3.707%, (1 mo. USD LIBOR + 3.25%), 5/9/25		2,674	$2,647,286

Term Loan, 3.707%, (1 mo. USD LIBOR + 3.25%), 5/9/25		462	457,414

AmWINS Group, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/19/28		3,827	3,770,374

AssuredPartners, Inc., Term Loan, 3.957%, (1 mo. USD LIBOR + 3.50%), 2/12/27		171	169,272

Financiere CEP S.A.S., Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 6/18/27	EUR	750	828,650

Hub International Limited:

Term Loan, 3.267%, (1 mo. USD LIBOR + 3.00%), 4/25/25		5,005	4,954,665

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 4/25/25		1,833	1,823,652

NFP Corp., Term Loan, 3.707%, (1 mo. USD LIBOR + 3.25%), 2/15/27		3,123	3,071,120

Ryan Specialty Group, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 9/1/27		1,699	1,690,629

USI, Inc.:

Term Loan, 4.006%, (3 mo. USD LIBOR + 3.00%), 5/16/24		3,104	3,088,930

Term Loan, 4.256%, (3 mo. USD LIBOR + 3.25%), 12/2/26		1,393	1,384,841

			$23,886,833

Borrower/Description	Principal Amount* (000’s omitted)		Value

Interactive Media & Services — 0.4%

Buzz Merger Sub, Ltd.:

Term Loan, 3.207%, (1 mo. USD LIBOR + 2.75%), 1/29/27		564	$559,978

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 1/29/27		60	59,937

Camelot U.S. Acquisition 1 Co.:

Term Loan, 3.457%, (1 mo. USD LIBOR + 3.00%), 10/30/26		1,808	1,786,675

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), 10/30/26		1,062	1,053,335

Foundational Education Group, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 4.25%, Floor 0.50%), 8/31/28		549	548,625

Getty Images, Inc., Term Loan, 5.063%, (3 mo. USD LIBOR + 4.50%), 2/19/26		1,053	1,048,668

Match Group, Inc., Term Loan, 2.219%, (3 mo. USD LIBOR + 1.75%), 2/13/27		675	661,922

			$5,719,140

Internet & Direct Marketing Retail — 0.4%

Adevinta ASA:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 6/26/28	EUR	2,000	$2,193,140

Term Loan, 3.756%, (3 mo. USD LIBOR + 2.75%), 6/26/28		298	293,879

CNT Holdings I Corp., Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%, Floor 0.75%), 11/8/27		693	690,141

Etraveli Holding AB, Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 8/2/24	EUR	950	1,046,340

Hoya Midco, LLC, Term Loan, 3.75%, (SOFR + 3.25%, Floor 0.50%), 2/3/29		998	985,618

Speedster Bidco GmbH, Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 3/31/27	EUR	1,000	1,067,333

			$6,276,451

IT Services — 1.9%

Asurion, LLC:

Term Loan, 3.582%, (1 mo. USD LIBOR + 3.125%), 11/3/23		1,450	$1,443,133

Term Loan, 3.707%, (1 mo. USD LIBOR + 3.25%), 12/23/26		3,121	3,057,254

Term Loan, 3.707%, (1 mo. USD LIBOR + 3.25%), 7/31/27		1,099	1,078,067

Term Loan - Second Lien, 5.707%, (1 mo. USD LIBOR + 5.25%), 1/31/28		1,350	1,325,812

Cyxtera DC Holdings, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 5/1/24		905	897,806

Endure Digital, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/10/28		2,779	2,697,367

38	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)		Value

IT Services (continued)

EP Purchaser, LLC, Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 11/6/28		425	$422,787

Gainwell Acquisition Corp., Term Loan, 5.006%, (3 mo. USD LIBOR + 4.00%), 10/1/27		3,111	3,099,823

Go Daddy Operating Company, LLC, Term Loan, 2.449%, (1 mo. USD LIBOR + 2.00%), 8/10/27		1,081	1,071,668

Indy US Bidco, LLC:

Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 3/6/28	EUR	743	818,639

Term Loan, 4.207%, (1 mo. USD LIBOR + 3.75%), 3/5/28		668	664,090

Informatica, LLC, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%), 10/27/28		2,675	2,648,250

Intrado Corporation, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 10/10/24		1,035	949,179

NAB Holdings, LLC, Term Loan, 3.801%, (SOFR + 3.00%), 11/23/28		1,122	1,108,441

Rackspace Technology Global, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), 2/15/28		1,337	1,312,276

Sedgwick Claims Management Services, Inc., Term Loan, 3.707%, (1 mo. USD LIBOR + 3.25%), 12/31/25		1,234	1,222,990

Skopima Merger Sub, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 5/12/28		1,493	1,477,948

Syniverse Holdings, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 3/9/23		1,032	1,005,684

team.blue Finco S.a.r.l.:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 3/30/28	EUR	946	1,036,250

Term Loan, 4.75%, (3 mo. EURIBOR + 3.75%, Floor 1.00%), 3/27/28	EUR	54	59,214

West Corporation, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 10/10/24		297	270,027

			$27,666,705

Leisure Products — 0.1%

Amer Sports Oyj, Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 3/30/26	EUR	1,550	$1,717,688

Fender Musical Instruments Corporation, Term Loan, 4.50%, (SOFR + 4.00%, Floor 0.50%), 12/1/28		324	322,212

			$2,039,900

Life Sciences Tools & Services — 0.5%

Avantor Funding, Inc., Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), 6/12/28	EUR	995	$1,089,436

Borrower/Description	Principal Amount* (000’s omitted)		Value

Life Sciences Tools & Services (continued)

Catalent Pharma Solutions, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 2/22/28		827	$827,807

Curia Global, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 8/30/26		247	245,218

IQVIA, Inc.:

Term Loan, 2.207%, (1 mo. USD LIBOR + 1.75%), 3/7/24		1,431	1,421,562

Term Loan, 2.207%, (1 mo. USD LIBOR + 1.75%), 1/17/25		1,363	1,353,451

LGC Group Holdings, Ltd., Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), 4/21/27	EUR	1,000	1,088,965

Loire Finco Luxembourg S.a.r.l., Term Loan, 3.707%, (1 mo. USD LIBOR + 3.25%), 4/21/27		344	336,183

Packaging Coordinators Midco, Inc., Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 11/30/27		1,363	1,356,940

			$7,719,562

Machinery — 2.2%

AI Alpine AT Bidco GmbH, Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 10/31/25	EUR	750	$815,946

Albion Financing 3 S.a.r.l., Term Loan, 5.75%, (3 mo. USD LIBOR + 5.25%, Floor 0.50%), 8/17/26		1,546	1,528,731

Alliance Laundry Systems, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 10/8/27		1,074	1,064,168

American Trailer World Corp., Term Loan, 4.50%, (SOFR + 3.75%, Floor 0.75%), 3/3/28		895	864,537

Apex Tool Group, LLC, Term Loan, 5.75%, (SOFR + 5.25%, Floor 0.50%), 2/8/29		3,363	3,284,903

Conair Holdings, LLC, Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 5/17/28		1,542	1,520,273

CPM Holdings, Inc., Term Loan, 3.731%, (1 mo. USD LIBOR + 3.50%), 11/17/25		314	310,113

Delachaux Group S.A., Term Loan, 4.799%, (3 mo. USD LIBOR + 4.50%), 4/16/26		449	438,495

DiversiTech Holdings, Inc.:

Term Loan, 0.00%, 12/22/28(21)		146	144,075

Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 12/22/28		704	696,362

Engineered Machinery Holdings, Inc.:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 5/21/28	EUR	995	1,080,768

Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 5/19/28		1,880	1,858,463

Filtration Group Corporation:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 3/29/25	EUR	1,360	1,486,228

39	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)		Value

Machinery (continued)

Filtration Group Corporation: (continued)

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 10/21/28		746	$740,187

Gates Global, LLC:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 4/1/24	EUR	861	944,308

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), 3/31/27		3,970	3,924,215

Granite Holdings US Acquisition Co., Term Loan, 5.063%, (3 mo. USD LIBOR + 4.00%), 9/30/26		1,262	1,252,319

Illuminate Buyer, LLC, Term Loan, 3.957%, (1 mo. USD LIBOR + 3.50%), 6/30/27		752	727,173

Penn Engineering & Manufacturing Corp., Term Loan, 3.25%, (1 mo. EURIBOR + 2.25%, Floor 1.00%), 6/27/24	EUR	1,192	1,312,571

Titan Acquisition Limited, Term Loan, 4.006%, (3 mo. USD LIBOR + 3.00%), 3/28/25		3,048	2,989,318

TK Elevator Topco GmbH, Term Loan, 3.625%, (6 mo. EURIBOR + 3.625%), 7/29/27	EUR	1,000	1,095,464

Vertical US Newco, Inc., Term Loan, 4.011%, (USD LIBOR + 3.50%), 7/30/27(22)		1,209	1,200,333

Zephyr German BidCo GmbH, Term Loan, 3.40%, (3 mo. EURIBOR + 3.40%), 3/10/28	EUR	1,500	1,638,171

			$30,917,121

Media — 1.9%

Axel Springer SE, Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), 12/18/26	EUR	1,000	$1,107,402

CMG Media Corporation, Term Loan, 3.957%, (1 mo. USD LIBOR + 3.50%), 12/17/26		1,833	1,808,006

CSC Holdings, LLC:

Term Loan, 2.647%, (1 mo. USD LIBOR + 2.25%), 7/17/25		3,872	3,819,114

Term Loan, 2.647%, (1 mo. USD LIBOR + 2.25%), 1/15/26		1,043	1,025,898

Term Loan, 2.897%, (1 mo. USD LIBOR + 2.50%), 4/15/27		1,331	1,310,364

Cumulus Media New Holdings, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/31/26		309	307,521

Diamond Sports Group, LLC:

Term Loan, 9.00%, (SOFR + 8.00%, Floor 1.00%), 5/26/26		919	934,976

Term Loan - Second Lien, 3.545%, (SOFR + 3.25%), 8/24/26		3,023	1,054,786

Entercom Media Corp., Term Loan, 2.947%, (1 mo. USD LIBOR + 2.50%), 11/18/24		832	819,351

Entravision Communications Corporation, Term Loan, 2.959%, (1 mo. USD LIBOR + 2.75%), 11/29/24		828	810,254

Borrower/Description	Principal Amount* (000’s omitted)	Value

Media (continued)

Gray Television, Inc.:

Term Loan, 2.731%, (1 mo. USD LIBOR + 2.50%), 2/7/24	278	$276,955

Term Loan, 2.731%, (1 mo. USD LIBOR + 2.50%), 1/2/26	637	634,179

Term Loan, 3.231%, (1 mo. USD LIBOR + 3.00%), 12/1/28	948	944,170

Hubbard Radio, LLC, Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), 3/28/25	755	752,892

iHeartCommunications, Inc., Term Loan, 3.457%, (1 mo. USD LIBOR + 3.00%), 5/1/26	444	441,747

Magnite, Inc., Term Loan, 5.765%, (USD LIBOR + 5.00%), 4/28/28(22)	645	639,886

MJH Healthcare Holdings, LLC, Term Loan, 4.00%, (SOFR + 3.50%, Floor 0.50%), 1/28/29	275	271,562

Nexstar Broadcasting, Inc.:

Term Loan, 2.707%, (1 mo. USD LIBOR + 2.25%), 1/17/24	70	69,509

Term Loan, 2.731%, (1 mo. USD LIBOR + 2.50%), 9/18/26	453	451,715

Recorded Books, Inc., Term Loan, 4.387%, (1 mo. USD LIBOR + 4.00%), 8/29/25	1,660	1,651,930

Sinclair Television Group, Inc.:

Term Loan, 2.96%, (1 mo. USD LIBOR + 2.50%), 9/30/26	634	616,058

Term Loan, 3.46%, (1 mo. USD LIBOR + 3.00%), 4/1/28	410	399,903

Univision Communications, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/15/26	6,872	6,848,896

		$26,997,074

Metals/Mining — 0.4%

American Consolidated Natural Resources, Inc., Term Loan, 17.00%, (3 mo. USD LIBOR + 16.00%, Floor 1.00%), 14.00% cash, 3.00% PIK, 9/16/25	364	$376,960

Dynacast International, LLC:

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), 7/22/25	1,058	1,054,408

Term Loan, 10.00%, (3 mo. USD LIBOR + 9.00%, Floor 1.00%), 10/22/25	409	411,580

PMHC II, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 3/31/25	2,629	2,621,675

WireCo WorldGroup, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 4.25%, Floor 0.50%), 11/13/28	495	491,655

Zekelman Industries, Inc., Term Loan, 2.457%, (1 mo. USD LIBOR + 2.00%), 1/24/27	1,112	1,095,430

		$6,051,708

40	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels — 0.9%

Buckeye Partners, L.P., Term Loan, 2.707%, (1 mo. USD LIBOR + 2.25%), 11/1/26	2,720	$2,704,219

Centurion Pipeline Company, LLC:

Term Loan, 3.707%, (1 mo. USD LIBOR + 3.25%), 9/29/25	266	262,626

Term Loan, 4.457%, (1 mo. USD LIBOR + 4.00%), 9/28/25	222	219,410

CITGO Holding, Inc., Term Loan, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 8/1/23	244	241,389

CITGO Petroleum Corporation, Term Loan, 7.25%, (1 mo. USD LIBOR + 6.25%, Floor 1.00%), 3/28/24	2,255	2,254,037

Delek US Holdings, Inc.:

Term Loan, 2.707%, (1 mo. USD LIBOR + 2.25%), 3/31/25	1,358	1,324,191

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), 3/31/25	564	560,683

Freeport LNG Investments, LLP, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/21/28	675	670,866

Matador Bidco S.a.r.l., Term Loan, 5.207%, (1 mo. USD LIBOR + 4.75%), 10/15/26	1,715	1,708,998

Oryx Midstream Services Permian Basin, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 10/5/28	823	817,151

Oxbow Carbon, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 10/17/25	324	322,131

QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 9.00%, (3 mo. USD LIBOR + 8.00%, Floor 1.00%), 8/27/26	782	785,719

RDV Resources Properties, LLC, Term Loan, 9.50%, (1 mo. USD LIBOR + 8.50%, Floor 1.00%), 3/29/24	180	178,142

UGI Energy Services, LLC, Term Loan, 4.207%, (1 mo. USD LIBOR + 3.75%), 8/13/26	1,045	1,044,784

		$13,094,346

Paper & Forest Products — 0.0%(9)

Clearwater Paper Corporation, Term Loan, 3.625%, (3 mo. USD LIBOR + 3.00%), 7/26/26	35	$34,869

Neenah, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 4/6/28	397	395,263

		$430,132

Personal Products — 0.2%

HLF Financing S.a.r.l., Term Loan, 2.957%, (1 mo. USD LIBOR + 2.50%), 8/18/25	974	$956,058

Borrower/Description	Principal Amount* (000’s omitted)		Value

Personal Products (continued)

Rainbow Finco S.a.r.l., Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), 1/28/29	EUR	1,000	$1,094,496

Sunshine Luxembourg VII S.a.r.l., Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 10/1/26		198	196,948

			$2,247,502

Pharmaceuticals — 1.6%

Aenova Holding GmbH, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 3/6/26	EUR	1,000	$1,100,373

AI Sirona (Luxembourg) Acquisition S.a.r.l., Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), 9/29/25	EUR	1,000	1,087,812

Akorn, Inc., Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 10/1/25		363	364,718

Amneal Pharmaceuticals, LLC, Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%), 5/4/25		3,589	3,541,958

Bausch Health Companies, Inc., Term Loan, 3.457%, (1 mo. USD LIBOR + 3.00%), 6/2/25		3,736	3,711,972

Horizon Therapeutics USA, Inc.:

Term Loan, 2.25%, (1 mo. USD LIBOR + 1.75%, Floor 0.50%), 3/15/28		1,931	1,914,573

Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%), 5/22/26		654	648,203

Jazz Financing Lux S.a.r.l., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 5/5/28		1,613	1,609,340

Mallinckrodt International Finance S.A.:

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.25%, Floor 0.75%), 9/24/24		3,385	3,104,303

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), 2/24/25		1,941	1,779,819

Nidda Healthcare Holding AG:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 8/21/26	EUR	625	662,886

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 8/21/26	EUR	1,000	1,060,815

PharmaZell GmbH, Term Loan, 5/12/27(23)	EUR	1,000	1,086,199

Recipharm AB, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/17/28	EUR	1,000	1,082,397

			$22,755,368

Professional Services — 1.2%

AlixPartners, LLP:

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28		1,411	$1,392,381

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/4/28	EUR	990	1,079,901

APFS Staffing Holdings, Inc., Term Loan, 4.75%, (SOFR + 4.25%, Floor 0.50%), 12/29/28		275	274,141

Blitz 20-487 GmbH, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 4/28/28	EUR	1,000	1,092,595

41	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Professional Services (continued)

Brown Group Holding, LLC, Term Loan, 3.506%, (3 mo. USD LIBOR + 2.50%), 6/7/28		224	$220,322

CoreLogic, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 6/2/28		5,224	5,153,229

Deerfield Dakota Holding, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 4/9/27		1,940	1,934,859

Employbridge, LLC, Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%), 7/14/28		1,517	1,504,857

First Advantage Holdings, LLC, Term Loan, 3.207%, (1 mo. USD LIBOR + 2.75%), 1/31/27		606	602,427

Rockwood Service Corporation, Term Loan, 4.457%, (1 mo. USD LIBOR + 4.00%), 1/23/27		602	602,241

Techem Verwaltungsgesellschaft 675 mbH, Term Loan,

2.625%, (6 mo. EURIBOR + 2.625%), 7/15/25	EUR	826	899,830

Trans Union, LLC, Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 12/1/28		1,780	1,768,119

Vaco Holdings, LLC, Term Loan, 5.75%, (SOFR + 5.00%, Floor 0.75%), 1/21/29		274	272,541

			$16,797,443

Real Estate Management & Development — 0.4%

Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 3.207%, (1 mo. USD LIBOR + 2.75%), 8/21/25		5,710	$5,642,813

			$5,642,813

Road & Rail — 1.2%

Grab Holdings, Inc., Term Loan, 5.50%, (6 mo. USD LIBOR + 4.50%, Floor 1.00%), 1/29/26		2,129	$2,085,930

Hertz Corporation (The):

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 6/30/28		1,044	1,038,150

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 6/30/28		198	197,130

Kenan Advantage Group, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/24/26		2,222	2,196,323

Uber Technologies, Inc.:

Term Loan, 3.957%, (1 mo. USD LIBOR + 3.50%), 4/4/25		7,613	7,598,545

Term Loan, 3.957%, (1 mo. USD LIBOR + 3.50%), 2/25/27		3,449	3,440,986

			$16,557,064

Semiconductors & Semiconductor Equipment — 0.3%

Allegro Microsystems, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 9/30/27		42	$42,096

Altar Bidco, Inc., Term Loan, 3.85%, (SOFR + 3.35%, Floor 0.50%), 2/1/29		1,275	1,260,656

Borrower/Description		Principal Amount* (000’s omitted)	Value

Semiconductors & Semiconductor Equipment (continued)

Bright Bidco B.V., Term Loan, 4.774%, (6 mo. USD LIBOR + 3.50%), 6/30/24		1,716	$1,040,347

Cohu, Inc., Term Loan, 3.519%, (6 mo. USD LIBOR + 3.00%), 10/1/25		249	247,112

MACOM Technology Solutions Holdings, Inc., Term Loan, 2.707%, (1 mo. USD LIBOR + 2.25%), 5/17/24		264	261,241

MaxLinear, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 6/23/28		663	657,057

Synaptics Incorporated, Term Loan, 2.75%, (6 mo. USD LIBOR + 2.25%, Floor 0.50%), 12/2/28		398	397,005

Ultra Clean Holdings, Inc., Term Loan, 4.207%, (1 mo. USD LIBOR + 3.75%), 8/27/25		650	648,123

			$4,553,637

Software — 6.9%

Applied Systems, Inc.:

Term Loan, 4.006%, (3 mo. USD LIBOR + 3.00%), 9/19/24		4,555	$4,531,253

Term Loan - Second Lien, 6.506%, (3 mo. USD LIBOR + 5.50%), 9/19/25		470	468,549

AppLovin Corporation:

Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 10/25/28		1,471	1,462,922

Term Loan, 3.707%, (1 mo. USD LIBOR + 3.25%), 8/15/25		2,888	2,876,786

Aptean, Inc.:

Term Loan, 4.707%, (1 mo. USD LIBOR + 4.25%), 4/23/26		828	818,443

Term Loan - Second Lien, 7.75%, (1 mo. USD LIBOR + 7.00%), 4/23/27		1,450	1,447,281

Astra Acquisition Corp.:

Term Loan, 5.75%, (1 mo. USD LIBOR + 5.25%, Floor 0.50%), 10/25/28		1,796	1,757,346

Term Loan - Second Lien, 9.625%, (1 mo. USD LIBOR + 8.875%, Floor 0.75%), 10/22/29		1,650	1,625,250

Avaya, Inc., Term Loan, 4.397%, (1 mo. USD LIBOR + 4.00%), 12/15/27		200	197,800

Banff Merger Sub, Inc.:

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/2/25	EUR	489	540,751

Term Loan, 4.207%, (3 mo. USD LIBOR + 3.75%), 10/2/25		2,729	2,716,040

Term Loan - Second Lien, 6.00%, (1 mo. USD LIBOR + 5.50%, Floor 0.50%), 2/27/26		900	893,531

Barracuda Networks, Inc., Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 10/30/28		400	398,000

42	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)		Value

Software (continued)

CentralSquare Technologies, LLC, Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 8/29/25		871	$824,600

Ceridian HCM Holding, Inc., Term Loan, 2.957%, (1 mo. USD LIBOR + 2.50%), 4/30/25		1,496	1,482,662

Cloudera, Inc.:

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/8/28		2,800	2,775,500

Term Loan - Second Lien, 6.50%, (1 mo. USD LIBOR + 6.00%, Floor 0.50%), 10/8/29		775	765,313

Constant Contact, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 2/10/28		1,740	1,722,258

Cornerstone OnDemand, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/16/28		1,350	1,338,187

Delta TopCo, Inc.:

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/1/27		1,390	1,369,402

Term Loan - Second Lien, 8.00%, (6 mo. USD LIBOR + 7.25%, Floor 0.75%), 12/1/28		1,950	1,925,625

ECI Macola Max Holding, LLC, Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 11/9/27		1,285	1,272,018

Epicor Software Corporation, Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 7/30/27		782	777,081

Finastra USA, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/13/24		2,983	2,948,533

Fiserv Investment Solutions, Inc., Term Loan, 4.488%, (3 mo. USD LIBOR + 4.00%), 2/18/27		516	514,523

GoTo Group, Inc., Term Loan, 5.218%, (1 mo. USD LIBOR + 4.75%), 8/31/27		1,802	1,774,780

Greeneden U.S. Holdings II, LLC:

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), 12/1/27	EUR	743	821,198

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27		817	816,495

Hyland Software, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24		7,648	7,620,282

IGT Holding IV AB, Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 3/31/28	EUR	1,000	1,088,965

Ivanti Software, Inc.:

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27		668	658,435

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 12/1/27		2,488	2,456,852

MA FinanceCo., LLC:

Term Loan, 4.50%, (EURIBOR + 4.50%), 6/5/25(22)	EUR	892	986,663

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/5/25		1,605	1,593,550

Magenta Buyer, LLC:

Term Loan, 5.75%, (3 mo. USD LIBOR + 5.00%, Floor 0.75%), 7/27/28		3,890	3,862,287

Borrower/Description	Principal Amount* (000’s omitted)		Value

Software (continued)

Magenta Buyer, LLC: (continued)

Term Loan - Second Lien, 9.00%, (3 mo. USD LIBOR + 8.25%, Floor 0.75%), 7/27/29		1,050	$1,042,125

Marcel LUX IV S.a.r.l.:

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), 3/16/26	EUR	1,500	1,656,263

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/31/27		95	94,549

Mavenir Systems, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.75%, Floor 0.50%), 8/18/28		375	372,891

McAfee, LLC:

Term Loan, 4.25%, (1 mo. EURIBOR + 4.25%), 3/1/29	EUR	1,000	1,103,781

Term Loan, 4.50%, (SOFR + 4.00%, Floor 0.50%), 3/1/29		2,800	2,781,800

Mediaocean, LLC, Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/15/28		625	619,792

MH Sub I, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 9/13/24		398	394,824

Panther Commercial Holdings, L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 1/7/28		894	889,973

Polaris Newco, LLC:

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 6/2/28	EUR	995	1,097,050

Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 6/2/28		2,837	2,820,144

Proofpoint, Inc., Term Loan, 3.758%, (3 mo. USD LIBOR + 3.25%), 8/31/28		2,494	2,469,396

RealPage, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28		2,861	2,832,734

Seattle Spinco, Inc., Term Loan, 3.207%, (1 mo. USD LIBOR + 2.75%), 6/21/24		1,995	1,974,283

SolarWinds Holdings, Inc., Term Loan, 3.207%, (1 mo. USD LIBOR + 2.75%), 2/5/24		1,148	1,134,422

Sophia, L.P., Term Loan, 4.256%, (3 mo. USD LIBOR + 3.25%), 10/7/27		395	391,559

Sovos Compliance, LLC:

Term Loan, 4.50%, 8/11/28(21)		110	110,445

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.50%, Floor 0.50%), 8/11/28		638	637,956

Sportradar Capital S.a.r.l., Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 11/22/27	EUR	750	814,131

SurveyMonkey, Inc., Term Loan, 4.21%, (1 mo. USD LIBOR + 3.75%), 10/10/25		624	621,212

Tibco Software, Inc.:

Term Loan, 4.21%, (1 mo. USD LIBOR + 3.75%), 6/30/26		5,032	5,008,561

43	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)		Value

Software (continued)

Tibco Software, Inc.: (continued)

Term Loan - Second Lien, 7.71%, (1 mo. USD LIBOR + 7.25%), 3/3/28		475	$474,881

Turing Midco, LLC, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 3/23/28		284	280,827

Ultimate Software Group, Inc. (The):

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 5/4/26		3,901	3,873,980

Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 5/4/26		1,682	1,678,372

Veritas US, Inc.:

Term Loan, 5.75%, (3 mo. EURIBOR + 4.75%, Floor 1.00%), 9/1/25	EUR	985	1,064,718

Term Loan, 6.006%, (3 mo. USD LIBOR + 5.00%), 9/1/25		2,438	2,293,706

Vision Solutions, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 4/24/28		424	419,563

VS Buyer, LLC, Term Loan, 3.457%, (1 mo. USD LIBOR + 3.00%), 2/28/27		1,078	1,071,262

			$99,154,361

Specialty Retail — 1.0%

Belron Finance US, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 4/13/28		842	$834,873

Belron Luxembourg S.a.r.l., Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 4/13/28	EUR	500	545,692

Boels Topholding B.V., Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/6/27	EUR	1,000	1,086,429

David’s Bridal, Inc.:

Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), 6/30/23		654	611,984

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 6.00% cash, 5.00% PIK, 6/23/23		549	541,880

Great Outdoors Group, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/6/28		2,419	2,413,796

Harbor Freight Tools USA, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 10/19/27		1,383	1,356,291

L1R HB Finance Limited, Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), 9/2/24	EUR	750	599,103

Les Schwab Tire Centers, Term Loan, 4.00%, (6 mo. USD LIBOR + 3.25%, Floor 0.75%), 11/2/27		2,917	2,886,974

Mattress Firm, Inc., Term Loan, 5.64%, (6 mo. USD LIBOR + 4.25%), 9/25/28		1,244	1,220,430

PetSmart, Inc., Term Loan, 4.50%, (USD LIBOR + 3.75%, Floor 0.75%), 2/11/28(22)		2,418	2,411,120

			$14,508,572

Borrower/Description	Principal Amount* (000’s omitted)		Value

Technology Hardware, Storage & Peripherals — 0.1%

NCR Corporation, Term Loan, 2.80%, (3 mo. USD LIBOR + 2.50%), 8/28/26		926	$916,987

			$916,987

Thrifts & Mortgage Finance — 0.0%(9)

Ditech Holding Corporation, Term Loan, 0.00%, 6/30/22(19)		2,694	$545,634

			$545,634

Trading Companies & Distributors — 1.0%

American Builders & Contractors Supply Co., Inc., Term Loan, 2.457%, (1 mo. USD LIBOR + 2.00%), 1/15/27		2,389	$2,362,772

Electro Rent Corporation, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 1/31/24		1,808	1,807,652

Foundation Building Materials Holding Company, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 2/3/28		617	605,773

Hillman Group, Inc. (The):

Term Loan, 2.79%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 7/14/28(21)		72	70,521

Term Loan, 3.197%, (1 mo. USD LIBOR + 2.75%), 7/14/28		298	293,071

Patagonia Bidco Limited:

Term Loan, 5.73%, (SONIA + 5.25%), 3/5/29	GBP	846	1,073,688

Term Loan, 5.73%, (SONIA + 5.25%), 3/5/29	GBP	154	195,216

Quimper AB, Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/16/26	EUR	1,875	2,042,068

Spin Holdco, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/4/28		3,861	3,839,282

SRS Distribution, Inc.:

Term Loan, 4.00%, (USD LIBOR + 3.50%, Floor 0.50%), 6/2/28(22)		995	981,567

Term Loan, 4.00%, (SOFR + 3.50%, Floor 0.50%), 6/2/28		375	369,727

TricorBraun Holdings, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/3/28		671	655,281

			$14,296,618

Transportation Infrastructure — 0.0%(9)

KKR Apple Bidco, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 9/23/28		175	$172,726

			$172,726

44	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)		Value

Wireless Telecommunication Services — 0.3%

Digicel International Finance Limited, Term Loan, 3.50%, (6 mo. USD LIBOR + 3.25%), 5/28/24		4,851	$4,632,391

			$4,632,391

Total Senior Floating-Rate Loans (identified cost $748,022,296)			$727,058,898

Sovereign Government Bonds — 4.1%

Security	Principal Amount* (000’s omitted)		Value

Albania — 0.0%(9)

Albania Government International Bond, 3.50%, 11/23/31(14)	EUR	163	$157,175

			$157,175

Angola — 0.0%(9)

Republic of Angola, 8.00%, 11/26/29(14)		519	$522,956

			$522,956

Argentina — 0.1%

Republic of Argentina, 2.00% to 7/9/22, 1/9/38(15)		2,916	$1,103,761

			$1,103,761

Armenia — 0.1%

Republic of Armenia:

3.60%, 2/2/31(14)		639	$507,759

3.95%, 9/26/29(14)		447	380,520

			$888,279

Azerbaijan — 0.1%

Republic of Azerbaijan, 3.50%, 9/1/32(14)		902	$843,704

			$843,704

Bahrain — 0.2%

Kingdom of Bahrain:

6.75%, 9/20/29(14)		1,040	$1,098,875

7.375%, 5/14/30(14)		1,324	1,439,949

			$2,538,824

Security	Principal Amount* (000’s omitted)		Value

Barbados — 0.2%

Government of Barbados, 6.50%, 10/1/29(1)		3,080	$2,966,552

			$2,966,552

Belarus — 0.0%(9)

Republic of Belarus, 5.875%, 2/24/26(14)		240	$34,800

			$34,800

Benin — 0.1%

Benin Government International Bond, 6.875%, 1/19/52(14)	EUR	1,803	$1,677,350

			$1,677,350

Brazil — 0.2%

Federative Republic of Brazil:

3.875%, 6/12/30		371	$342,674

4.625%, 1/13/28		1,850	1,858,186

			$2,200,860

Chile — 0.1%

Chile Government International Bond:

2.45%, 1/31/31		465	$436,649

3.24%, 2/6/28		260	260,014

3.50%, 1/25/50		845	775,660

			$1,472,323

Colombia — 0.1%

Colombia Government International Bond, 3.25%, 4/22/32		1,761	$1,474,609

			$1,474,609

Croatia — 0.1%

Croatia Government International Bond, 1.75%, 3/4/41(14)	EUR	916	$911,998

			$911,998

Dominican Republic — 0.2%

Dominican Republic:

4.50%, 1/30/30(14)		734	$675,287

6.00%, 2/22/33(1)		150	146,964

6.40%, 6/5/49(14)		309	290,077

6.85%, 1/27/45(14)		599	595,262

7.45%, 4/30/44(14)		868	920,080

			$2,627,670

45	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)		Value

Ecuador — 0.1%

Republic of Ecuador, 0.50% to 7/31/22, 7/31/40(14)(15)		2,958	$1,397,836

			$1,397,836

Egypt — 0.5%

Arab Republic of Egypt:

5.80%, 9/30/27(14)		1,433	$1,315,809

8.15%, 11/20/59(14)		3,949	3,271,514

8.50%, 1/31/47(14)		1,596	1,365,282

8.70%, 3/1/49(14)		1,201	1,030,182

8.875%, 5/29/50(14)		355	308,289

			$7,291,076

El Salvador — 0.0%(9)

Republic of El Salvador, 7.75%, 1/24/23(14)		738	$606,046

			$606,046

Guatemala — 0.0%(9)

Guatemala Government Bond, 5.375%, 4/24/32(14)		338	$354,312

			$354,312

Honduras — 0.2%

Honduras Government International Bond:

5.625%, 6/24/30(14)		1,461	$1,329,510

6.25%, 1/19/27(14)		557	531,940

7.50%, 3/15/24(14)		642	640,588

			$2,502,038

India — 0.1%

Export-Import Bank of India, 2.25%, 1/13/31(14)		1,495	$1,285,807

			$1,285,807

Iraq — 0.1%

Republic of Iraq, 5.80%, 1/15/28(14)		1,160	$1,135,392

			$1,135,392

Ivory Coast — 0.1%

Ivory Coast Government International Bond:

5.25%, 3/22/30(14)	EUR	709	$726,887

6.625%, 3/22/48(14)	EUR	740	717,395

6.875%, 10/17/40(14)	EUR	402	405,618

			$1,849,900

Security	Principal Amount* (000’s omitted)	Value

Jordan — 0.0%(9)

Kingdom of Jordan, 5.85%, 7/7/30(14)	300	$280,519

		$280,519

Lebanon — 0.0%(9)

Lebanese Republic:

5.80%, 4/14/20(14)(19)	57	$6,948

6.00%, 1/27/23(14)(19)	253	30,347

6.10%, 10/4/22(14)(19)	972	121,792

6.15%, 6/19/20(19)	75	9,191

6.20%, 2/26/25(14)(19)	80	9,848

6.25%, 5/27/22(19)	130	16,608

6.25%, 11/4/24(14)(19)	16	1,980

6.25%, 6/12/25(14)(19)	287	35,889

6.375%, 3/9/20(19)	1,110	133,256

6.40%, 5/26/23(19)	13	1,637

6.65%, 4/22/24(14)(19)	567	67,757

6.65%, 11/3/28(14)(19)	207	24,969

6.75%, 11/29/27(14)(19)	4	483

6.85%, 5/25/29(19)	5	619

7.00%, 3/20/28(14)(19)	506	57,279

7.05%, 11/2/35(14)(19)	86	10,690

7.15%, 11/20/31(14)(19)	451	50,715

8.20%, 5/17/33(19)	156	16,871

8.25%, 4/12/21(14)(19)	402	50,913

8.25%, 5/17/34(19)	129	14,279

		$662,071

Morocco — 0.0%(9)

Morocco Government International Bond, 3.00%, 12/15/32(14)	365	$317,094

		$317,094

Oman — 0.2%

Oman Government International Bond:

6.25%, 1/25/31(14)	839	$890,523

7.375%, 10/28/32(14)	1,065	1,220,980

		$2,111,503

Pakistan — 0.0%(9)

Islamic Republic of Pakistan:

7.375%, 4/8/31(14)	315	$235,305

8.875%, 4/8/51(14)	582	405,014

		$640,319

46	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)		Value

Panama — 0.1%

Panama Government International Bond, 6.70%, 1/26/36		1,100	$1,358,571

			$1,358,571

Paraguay — 0.0%(9)

Republic of Paraguay, 4.95%, 4/28/31(14)		577	$605,135

			$605,135

Peru — 0.1%

Peruvian Government International Bond:

2.783%, 1/23/31		1,008	$951,552

3.30%, 3/11/41		447	407,499

			$1,359,051

Romania — 0.2%

Romania Government International Bond:

2.625%, 12/2/40(14)	EUR	91	$76,916

2.75%, 4/14/41(14)	EUR	474	402,402

3.375%, 1/28/50(14)	EUR	518	460,818

3.624%, 5/26/30(14)	EUR	294	318,691

4.625%, 4/3/49(14)	EUR	1,115	1,214,235

			$2,473,062

Seychelles — 0.1%

Republic of Seychelles, 8.00%, 1/1/26(14)		896	$915,957

			$915,957

Sri Lanka — 0.0%(9)

Sri Lanka Government International Bond, 6.20%, 5/11/27(14)		200	$95,000

			$95,000

Suriname — 0.4%

Republic of Suriname, 9.25%, 10/26/26(14)(19)		6,989	$5,835,815

			$5,835,815

Ukraine — 0.0%(9)

Ukraine Government International Bond, 1.258%, GDP-Linked, 5/31/40(14)(25)		1,614	$534,750

			$534,750

Security	Principal Amount* (000’s omitted)	Value

United Arab Emirates — 0.2%

Finance Department Government of Sharjah, 4.375%, 3/10/51(14)	2,625	$2,235,849

		$2,235,849

Uruguay — 0.1%

Uruguay Government International Bond, 7.625%, 3/21/36	780	$1,109,597

		$1,109,597

Uzbekistan — 0.1%

Republic of Uzbekistan International Bond:

3.90%, 10/19/31(14)	564	$499,732

4.75%, 2/20/24(14)	355	356,120

5.375%, 2/20/29(14)	300	301,500

		$1,157,352

Zambia — 0.0%(9)

Zambia Government International Bond, 8.97%, 7/30/27(14)	894	$640,716

		$640,716

Total Sovereign Government Bonds (identified cost $63,263,152)		$58,175,629

Sovereign Loans — 0.7%

Borrower/Description	Principal Amount (000’s omitted)	Value

Kenya — 0.2%

Government of Kenya, Term Loan, 6.616%, (6 mo. USD LIBOR + 6.45%), 6/29/25(2)	$3,150	$3,156,366

		$3,156,366

Nigeria — 0.1%

Bank of Industry Limited, Term Loan, 6.803%, (3 mo. USD LIBOR + 6.00%), 12/14/23(2)(26)	$1,758	$1,779,216

		$1,779,216

Tanzania — 0.4%

Government of the United Republic of Tanzania:

Term Loan, 5.429%, (6 mo. USD LIBOR + 5.20%), 6/23/22(2)	$729	$738,098

Term Loan, 5.526%, (6 mo. USD LIBOR + 5.20%), 6/23/22(2)	511	520,704

47	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Borrower/Description	Principal Amount (000’s omitted)	Value

Tanzania (continued)

Government of the United Republic of Tanzania: (continued)

Term Loan, 6.454%, (3 mo. USD LIBOR + 6.30%), 4/28/31(2)	$4,410	$4,402,675

		$5,661,477

Total Sovereign Loans (identified cost $10,548,560)		$10,597,059

U.S. Government Agency Mortgage-Backed Securities — 26.7%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

3.00%, 5/1/50	$4,079	$4,012,197

3.50%, with various maturities to 2052	49,843	50,037,901

4.50%, 7/1/48	330	339,369

5.50%, 5/1/32	316	335,541

6.50%, with various maturities to 2036	2,140	2,322,301

7.00%, with various maturities to 2036	1,860	2,043,147

7.50%, with various maturities to 2035	1,107	1,189,267

8.00%, with various maturities to 2030	213	232,264

8.50%, 12/25/22	5	5,212

9.00%, with various maturities to 2031	20	21,619

		$60,538,818

Federal National Mortgage Association:

1.708%, (6 mo. USD LIBOR + 1.54%), 9/1/37(27)	$543	$562,362

2.377%, (1 yr. CMT + 2.26%), 8/1/36(27)	3,426	3,572,268

2.469%, (COF + 1.30%), 10/1/36(27)	501	522,489

3.50%, with various maturities to 2052	27,257	27,359,831

4.50%, 7/1/42	3,189	3,397,393

5.00%, with various maturities to 2040	3,606	3,838,363

5.50%, with various maturities to 2033	425	456,011

6.00%, with various maturities to 2029	429	445,135

6.331%, (COF + 2.00%, Floor 6.331%), 7/1/32(27)	660	736,165

6.50%, with various maturities to 2036	8,815	9,553,174

6.75%, 7/1/23	7	7,585

7.00%, with various maturities to 2037	2,088	2,282,489

7.50%, with various maturities to 2035	972	1,074,603

7.968%, 9/15/27(7)	71	74,436

8.00%, with various maturities to 2027	93	97,513

8.181%, 9/20/28(7)	15	16,148

8.236%, 10/15/29(7)	18	18,749

8.278%, 6/15/27(7)	27	28,924

8.50%, with various maturities to 2037	265	289,532

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

9.00%, with various maturities to 2032	$252	$271,718

9.50%, with various maturities to 2030	48	52,178

		$54,657,066

Government National Mortgage Association:

3.00%, with various maturities to 2052	$144,827	$143,437,788

3.50%, 30-Year, TBA(28)	62,000	62,182,977

3.50%, 3/20/52	6,000	6,048,688

3.50%, 4/20/52(3)	20,000	20,162,294

4.00%, 30-Year, TBA(28)	6,500	6,578,614

4.00%, with various maturities to 2052	23,362	23,889,673

4.50%, 10/15/47	756	816,518

6.00%, 5/15/24	72	74,256

6.50%, 8/15/24	461	475,239

7.00%, 4/20/26	81	86,057

7.50%, with various maturities to 2032	1,138	1,221,981

8.00%, with various maturities to 2034	1,182	1,279,827

9.00%, 12/15/25	107	113,440

		$266,367,352

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $390,146,847)		$381,563,236

Warrants — 0.0%

Security	Shares	Value

Leisure Goods/Activities/Movies — 0.0%

Cineworld Group PLC, Exp. 11/23/25(11)(12)	78,565	$0

		$0

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(10)(11)(12)	7,886	$0

		$0

Total Warrants (identified cost $0)		$0

48	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Miscellaneous — 0.0%(9)

Security	Principal Amount/ Shares	Value

Cable and Satellite Television — 0.0%

ACC Claims Holdings, LLC(10)(12)	2,257,600	$0

		$0

Surface Transport — 0.0%(9)

Hertz Corp., Escrow Certificates(11)	$364,000	$21,840

		$21,840

Total Miscellaneous (identified cost $0)		$21,840

Short-Term Investments — 3.3%

Affiliated Fund — 3.3%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.19%(29)	46,257,284	$46,252,658

Total Affiliated Fund (identified cost $46,248,272)		$46,252,658

U.S. Treasury Obligations — 0.0%(9)

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bills:

0.00%, 4/5/22(30)	$235	$234,997

0.00%, 4/19/22	265	264,982

Total U.S. Treasury Obligations (identified cost $499,969)		$499,979

Total Short-Term Investments (identified cost $46,748,241)		$46,752,637

Total Investments — 159.8% (identified cost $2,388,888,529)		$2,284,271,717

Less Unfunded Loan Commitments — (0.1)%		$(954,865)

Net Investments — 159.7% (identified cost $2,387,933,664)		$2,283,316,852

Other Assets, Less Liabilities — (44.7)%		$(638,153,167)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (15.0)%		$(216,013,666)

Net Assets Applicable to Common Shares — 100.0%		$1,429,150,019

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2022, the aggregate value of these securities is $676,517,757 or 47.3% of the Fund’s net assets applicable to common shares.

(2)	Variable rate security. The stated interest rate represents the rate in effect at March 31, 2022.
(3)	When-issued. For a variable rate security, interest rate will be determined after March 31, 2022.
(4)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at March 31, 2022.
(5)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(6)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.
(7)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at March 31, 2022.

49	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

(8)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 10).
(9)	Amount is less than 0.05%.
(10)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).
(11)	Non-income producing security.
(12)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(13)	Restricted security (see Note 7).
(14)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At March 31, 2022, the aggregate value of these securities is $87,678,677 or 6.1% of the Fund’s net assets applicable to common shares.

(15)	Step coupon security. Interest rate represents the rate in effect at March 31, 2022.
(16)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(17)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(18)	Security converts to variable rate after the indicated fixed-rate coupon period.
(19)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(20)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(21)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At March 31, 2022 the total value of unfunded loan commitments is $936,110. See Note 1F for description.

(22)

The stated interest rate represents the weighted average interest rate at March 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(23)	This Senior Loan will settle after March 31, 2022, at which time the interest rate will be determined.
(24)	Fixed-rate loan.
(25)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(26)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.
(27)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at March 31, 2022.

(28)

TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.

(29)	Affiliated investment company, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of March 31, 2022.
(30)	Security (or a portion thereof) has been pledged to cover margin requirements on open derivative contracts

50	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	3,297	EUR	2,982	6/15/22	$(11)

USD	649,705	EUR	587,682	6/15/22	(2,174)

USD	1,994,043	EUR	1,803,684	6/15/22	(6,671)

USD	2,423,862	EUR	2,192,471	6/15/22	(8,110)

USD	2,702,730	EUR	2,444,717	6/15/22	(9,043)

USD	4,499,604	EUR	4,070,055	6/15/22	(15,054)

					$(41,063)

Forward Foreign Currency Exchange Contracts (OTC)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	159,286	EUR	143,941	Citibank, N.A.	4/1/22	$52	$—
USD	50,576,805	EUR	44,971,865	Standard Chartered Bank	4/4/22	826,690	—
EUR	312,821	USD	347,549	Bank of America, N.A.	4/8/22	—	(1,453)
EUR	882,084	USD	980,009	Bank of America, N.A.	4/8/22	—	(4,098)
EUR	143,941	USD	159,318	Citibank, N.A.	4/8/22	—	(66)
EUR	773,839	USD	855,612	Deutsche Bank AG	4/8/22	540	—
EUR	530,000	USD	582,519	Standard Chartered Bank	4/8/22	3,857	—
EUR	236,927	USD	260,645	State Street Bank and Trust Company	4/8/22	1,484	—
EUR	558,093	USD	620,604	State Street Bank and Trust Company	4/8/22	—	(3,146)
CAD	30,499	USD	23,994	Bank of America, N.A.	4/29/22	398	—
EUR	34,374	USD	38,325	Bank of America, N.A.	4/29/22	—	(271)
EUR	441,194	USD	491,912	Bank of America, N.A.	4/29/22	—	(3,483)
EUR	154,945	USD	170,873	HSBC Bank USA, N.A.	4/29/22	661	—
EUR	38,619	USD	42,589	HSBC Bank USA, N.A.	4/29/22	165	—
EUR	100,036	USD	113,572	HSBC Bank USA, N.A.	4/29/22	—	(2,826)
EUR	16,899	USD	19,233	State Street Bank and Trust Company	4/29/22	—	(525)
EUR	36,450	USD	41,781	State Street Bank and Trust Company	4/29/22	—	(1,429)
EUR	376,244	USD	426,474	State Street Bank and Trust Company	4/29/22	—	(9,949)
GBP	38,294	USD	51,870	Bank of America, N.A.	4/29/22	—	(1,573)
GBP	33,854	USD	44,444	HSBC Bank USA, N.A.	4/29/22	21	—
GBP	17,635	USD	23,151	HSBC Bank USA, N.A.	4/29/22	11	—
GBP	350,565	USD	476,121	State Street Bank and Trust Company	4/29/22	—	(15,677)
USD	570,274	CAD	729,123	State Street Bank and Trust Company	4/29/22	—	(12,875)
USD	235,520	EUR	210,870	Bank of America, N.A.	4/29/22	2,074	—
USD	64,938	EUR	58,141	Bank of America, N.A.	4/29/22	572	—
USD	88,104	EUR	79,614	Bank of America, N.A.	4/29/22	—	(33)
USD	98,894	EUR	89,948	Bank of America, N.A.	4/29/22	—	(683)
USD	117,549	EUR	106,772	HSBC Bank USA, N.A.	4/29/22	—	(654)
USD	12,259,098	EUR	10,939,600	State Street Bank and Trust Company	4/29/22	148,296	—
USD	9,772,849	EUR	8,706,097	State Street Bank and Trust Company	4/29/22	134,670	—
USD	9,742,344	EUR	8,683,682	State Street Bank and Trust Company	4/29/22	128,981	—

51	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	7,890,724	EUR	7,031,321	State Street Bank and Trust Company	4/29/22	$106,625	$—
USD	7,480,124	EUR	6,700,000	State Street Bank and Trust Company	4/29/22	62,817	—
USD	6,854,400	EUR	6,137,874	State Street Bank and Trust Company	4/29/22	59,400	—
USD	4,586,261	EUR	4,100,000	State Street Bank and Trust Company	4/29/22	47,312	—
USD	4,689,542	EUR	4,200,000	State Street Bank and Trust Company	4/29/22	39,887	—
USD	4,685,506	EUR	4,200,000	State Street Bank and Trust Company	4/29/22	35,851	—
USD	1,974,014	EUR	1,757,830	State Street Bank and Trust Company	4/29/22	27,989	—
USD	454,850	EUR	402,415	State Street Bank and Trust Company	4/29/22	9,351	—
USD	893,149	EUR	800,000	State Street Bank and Trust Company	4/29/22	7,501	—
USD	560,688	EUR	499,701	State Street Bank and Trust Company	4/29/22	7,488	—
USD	803,452	EUR	719,463	State Street Bank and Trust Company	4/29/22	6,963	—
USD	230,091	EUR	201,790	State Street Bank and Trust Company	4/29/22	6,698	—
USD	228,830	EUR	201,975	State Street Bank and Trust Company	4/29/22	5,231	—
USD	558,279	EUR	500,000	State Street Bank and Trust Company	4/29/22	4,748	—
USD	447,440	EUR	400,000	State Street Bank and Trust Company	4/29/22	4,616	—
USD	557,798	EUR	500,000	State Street Bank and Trust Company	4/29/22	4,268	—
USD	113,957	EUR	100,122	State Street Bank and Trust Company	4/29/22	3,116	—
USD	248,170	EUR	224,000	State Street Bank and Trust Company	4/29/22	188	—
USD	157,563	GBP	119,734	HSBC Bank USA, N.A.	4/29/22	300	—
USD	2,065,954	GBP	1,544,692	State Street Bank and Trust Company	4/29/22	37,103	—
USD	1,871,469	GBP	1,400,000	State Street Bank and Trust Company	4/29/22	32,661	—
USD	261,642	GBP	195,627	State Street Bank and Trust Company	4/29/22	4,699	—
USD	241,783	GBP	181,601	State Street Bank and Trust Company	4/29/22	3,262	—
USD	133,676	GBP	100,000	State Street Bank and Trust Company	4/29/22	2,333	—
USD	169,012	GBP	128,017	State Street Bank and Trust Company	4/29/22	870	—
USD	141,932	GBP	107,670	State Street Bank and Trust Company	4/29/22	514	—
USD	50,080,146	EUR	44,971,865	Standard Chartered Bank	5/3/22	287,551	—
USD	1,103,179	EUR	995,000	HSBC Bank USA, N.A.	5/31/22	259	—
USD	554,550	EUR	497,500	State Street Bank and Trust Company	5/31/22	3,090	—
USD	152,365	EUR	135,584	State Street Bank and Trust Company	5/31/22	2,076	—
USD	145,983	EUR	130,000	State Street Bank and Trust Company	5/31/22	1,883	—
USD	145,956	EUR	130,000	State Street Bank and Trust Company	5/31/22	1,856	—
USD	112,370	EUR	100,000	State Street Bank and Trust Company	5/31/22	1,524	—
USD	112,350	EUR	100,000	State Street Bank and Trust Company	5/31/22	1,504	—
USD	1,092,710	EUR	990,894	State Street Bank and Trust Company	5/31/22	—	(5,658)
USD	1,093,775	EUR	1,000,000	State Street Bank and Trust Company	5/31/22	—	(14,687)
USD	729,602	GBP	545,586	State Street Bank and Trust Company	5/31/22	13,092	—
USD	8,135,843	EUR	7,310,546	Standard Chartered Bank	6/30/22	20,598	—
USD	7,740,174	EUR	6,927,836	State Street Bank and Trust Company	6/30/22	49,765	—
USD	7,183,493	EUR	6,433,280	State Street Bank and Trust Company	6/30/22	42,078	—
USD	6,519,987	EUR	5,848,436	State Street Bank and Trust Company	6/30/22	27,791	—
USD	7,736,921	EUR	6,959,639	State Street Bank and Trust Company	6/30/22	11,208	—
USD	2,539,879	GBP	1,933,100	State Street Bank and Trust Company	6/30/22	1,169	—
USD	1,466,997	GBP	1,116,646	State Street Bank and Trust Company	6/30/22	523	—

52	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	2,629,177	GBP	2,009,962	State Street Bank and Trust Company	6/30/22	$—	$(10,475)

						$2,236,230	$(89,561)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

Euro-Bund	(23)	Short	6/8/22	$(4,036,904)	$227,467

Euro-Buxl	(13)	Short	6/8/22	(2,677,788)	202,067

U.S. 5-Year Treasury Note	(438)	Short	6/30/22	(50,233,125)	1,193,321

U.S. 10-Year Treasury Note	(712)	Short	6/21/22	(87,487,000)	1,882,244

U.S. Long Treasury Bond	(200)	Short	6/21/22	(30,012,500)	866,010

U.S. Ultra-Long Treasury Bond	(50)	Short	6/21/22	(8,856,250)	229,931

					$4,601,040

Credit Default Swaps - Sell Protection (Centrally Cleared)

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Indonesia	$3,431	1.00% (pays quarterly)(1)	0.85%	6/20/27	$26,736	$(4,088)	$22,648

Total	$3,431				$26,736	$(4,088)	$22,648

Credit Default Swaps - Sell Protection (OTC)

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Bahamas	Deutsche Bank AG	$1,150	1.00% (pays quarterly)(1)	7.25%	6/20/22	$(15,589)	$4,531	$(11,058)

Mexico	Citibank, N.A.	2,041	1.00% (pays quarterly)(1)	1.64	12/20/31	(106,665)	88,681	(17,984)
Total		$3,191				$(122,254)	$93,212	$(29,042)

53	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Portfolio of Investments — continued

*

If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At March 31, 2022, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $6,622,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

OTC	–	Over-the-counter

PIK	–	Payment In Kind

SOFR	–	Secured Overnight Financing Rate

SONIA	–	Sterling Overnight Interbank Average

TBA	–	To Be Announced

Currency Abbreviations:

CAD	–	Canadian Dollar

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

54	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Statement of Assets and Liabilities

Assets	March 31, 2022

Unaffiliated investments, at value (identified cost $2,329,445,825)	$2,225,998,318
Affiliated investments, at value (identified cost $58,487,839)	57,318,534
Cash	4,916,890
Deposits for derivatives collateral:
Futures contracts	2,814,327
Centrally cleared derivatives	3,693,525
OTC derivatives - forward foreign currency exchange contracts	430,000
OTC derivatives - swap contracts	110,000
Deposits for forward commitment securities	50,000
Foreign currency, at value (identified cost $2,708,106)	2,703,152
Interest receivable	16,763,028
Interest and dividends receivable from affiliated investments	43,039
Receivable for investments sold	18,925,434
Receivable for variation margin on open centrally cleared derivatives	113,858
Receivable for open forward foreign currency exchange contracts	2,236,230
Tax reclaims receivable	3,149
Prepaid upfront fees on notes payable	1,317,484

Prepaid expenses	8,890

Total assets	$2,337,445,858

Liabilities

Notes payable	$578,000,000
Cash collateral due to brokers	430,000
Payable for investments purchased	16,142,087
Payable for when-issued/delayed delivery/forward commitment securities	93,975,392
Payable for variation margin on open futures contracts	513,784
Payable for open forward foreign currency exchange contracts	89,561
Payable for open swap contracts	29,042
Upfront receipts on open non-centrally cleared swap contracts	93,212
Payable to affiliate:
Investment adviser fee	1,397,251

Accrued expenses	1,611,844

Total liabilities	$692,282,173

Auction preferred shares (8,640 shares outstanding) at liquidation value plus cumulative unpaid dividends	$216,013,666

Net assets applicable to common shares	$1,429,150,019

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$1,162,035
Additional paid-in capital	1,683,032,116

Accumulated loss	(255,044,132)

Net assets applicable to common shares	$1,429,150,019

Common Shares Issued and Outstanding	116,203,460

Net Asset Value Per Common Share

Net assets ÷ common shares issued and outstanding	$12.30

55	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Statement of Operations

Investment Income	Year Ended March 31, 2022

Dividend income	$1,912,280
Dividend income from affiliated investments	45,664
Interest and other income (net of foreign taxes, $ 228)	99,027,656

Interest income from affiliated investments	656,479

Total investment income	$101,642,079

Expenses

Investment adviser fee	$17,157,538
Trustees’ fees and expenses	108,500
Custodian fee	667,203
Transfer and dividend disbursing agent fees	18,871
Legal and accounting services	267,233
Printing and postage	462,819
Interest expense and fees	8,209,619
Preferred shares service fee	226,603

Miscellaneous	179,282

Total expenses	$27,297,668

Net investment income	$74,344,411

Realized and Unrealized Gain (Loss)

Net realized gain (loss):
Investment transactions	$(13,927,690)
Investment transactions - affiliated investments	(34,395)
Futures contracts	1,920,491
Swap contracts	216,262
Foreign currency transactions	2,083,285

Forward foreign currency exchange contracts	12,868,406

Net realized gain	$3,126,359

Change in unrealized appreciation (depreciation):
Investments	$(84,250,839)
Investments - affiliated investments	(129,033)
Futures contracts	2,853,388
Swap contracts	(777,117)
Foreign currency	(1,434,765)

Forward foreign currency exchange contracts	(1,278,042)

Net change in unrealized appreciation (depreciation)	$(85,016,408)

Net realized and unrealized loss	$(81,890,049)

Distributions to preferred shareholders	$(344,223)

Net decrease in net assets from operations	$(7,889,861)

56	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2022	2021

From operations:

Net investment income	$74,344,411	$87,784,984

Net realized gain (loss)	3,126,359	(21,448,040)

Net change in unrealized appreciation (depreciation)	(85,016,408)	284,405,401

Distributions to preferred shareholders	(344,223)	(870,765)

Net increase (decrease) in net assets from operations	$(7,889,861)	$349,871,580

Distributions to common shareholders	$(79,170,448)	$(91,690,091)

Tax return of capital to common shareholders	$(60,229,921)	$(47,686,331)

Capital share transactions:

Reinvestment of distributions to common shareholders	$748,152	$—

Net increase in net assets from capital share transactions	$748,152	$—

Net increase (decrease) in net assets	$(146,542,078)	$210,495,158

Net Assets Applicable to Common Shares

At beginning of year	$1,575,692,097	$1,365,196,939

At end of year	$1,429,150,019	$1,575,692,097

57	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended March 31, 2022

Net decrease in net assets from operations	$(7,889,861)

Distributions to preferred shareholders	344,223
Net decrease in net assets from operations excluding distributions to preferred shareholders	$(7,545,638)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(3,262,968,539)
Investments sold and principal repayments	3,321,556,255
Increase in short-term investments, net	(29,552,927)
Net amortization/accretion of premium (discount)	7,503,075
Amortization of prepaid upfront fees on notes payable	497,650
Decrease in interest and dividends receivable	1,227,465
Increase in interest and dividends receivable from affiliated investments	(3,335)
Decrease in receivable for variation margin on open futures contracts	25,017
Increase in receivable for variation margin on open centrally cleared derivatives	(63,495)
Decrease in receivable for open forward foreign currency exchange contracts	837,695
Decrease in tax reclaims receivable	4,546
Decrease in prepaid expenses	15,287
Decrease in cash collateral due to brokers	(2,960,000)
Increase in payable for variation margin on open futures contracts	513,784
Decrease in payable for open forward foreign currency exchange contracts	(153,750)
Increase in payable for open swap contracts	3,425
Decrease in upfront receipts on open non-centrally cleared swap contracts	(162,753)
Decrease in payable to affiliate for investment adviser fee	(112,188)
Decrease in accrued expenses	(264,511)
Decrease in other liabilities	(38,546,811)
Decrease in unfunded loan commitments	(826,073)
Net change in unrealized (appreciation) depreciation from investments	84,379,872
Net realized loss from investments	13,962,085
Net cash provided by operating activities	$87,366,136

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(138,652,217)
Cash distributions paid to preferred shareholders	(333,279)
Proceeds from notes payable	410,000,000
Repayments of notes payable	(402,000,000)

Payment of upfront fees on notes payable	(1,440,000)
Net cash used in financing activities	$(132,425,496)

Net decrease in cash and restricted cash*	$(45,059,360)

Cash and restricted cash at beginning of year (including foreign currency)	$59,777,254

Cash and restricted cash at end of year (including foreign currency)	$14,717,894

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$748,152

Cash paid for interest and fees on borrowings	9,002,319
*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(35,627).

58	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

March 31, 2022

Cash	$4,916,890
Desposits for derivatives collateral:
Futures contracts	2,814,327
Centrally cleared derivatives	3,693,525
OTC derivatives - forward foreign currency exchange contracts	430,000
OTC derivatives - swap contracts	110,000
Deposits for forward commitment securities	50,000

Foreign currency	2,703,152

Total cash and restricted cash as shown on the Statement of Cash Flows	$14,717,894

59	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended March 31,

	2022	2021	2020	2019		2018

Net asset value — Beginning of year (Common shares)	$13.570	$11.750	$14.450	$14.740		$15.110

Income (Loss) From Operations

Net investment income(1)	$0.640	$0.756	$0.762	$0.826		$0.808

Net realized and unrealized gain (loss)	(0.707)	2.271	(2.390)	(0.267)		(0.168)

Distributions to preferred shareholders:

From net investment income(1)	(0.003)	(0.007)	(0.055)	(0.066)		(0.043)

Discount on redemption and repurchase of auction preferred shares(1)	—	—	—	0.035		—

Total income (loss) from operations	$(0.070)	$3.020	$(1.683)	$0.528		$0.597

Less Distributions to Common Shareholders

From net investment income	$(0.681)	$(0.789)	$(0.839)	$(0.818)		$(0.818)

Tax return of capital	(0.519)	(0.411)	(0.178)	—		(0.149)

Total distributions to common shareholders	$(1.200)	$(1.200)	$(1.017)	$(0.818)		$(0.967)

Net asset value — End of year (Common shares)	$12.300	$13.570	$11.750	$14.450		$14.740

Market value — End of year (Common shares)	$11.700	$12.630	$10.570	$12.650		$13.020

Total Investment Return on Net Asset Value(2)	(0.42)%	27.62%	(11.69)%	4.57	%(3)	4.72%

Total Investment Return on Market Value(2)	1.70%	32.25%	(9.33)%	3.70%		0.99%

60	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended March 31,

Ratios/Supplemental Data	2022		2021		2020	2019	2018

Net assets applicable to common shares, end of year (000’s omitted)	$1,429,150		$1,575,692		$1,365,197	$1,678,459	$1,712,583

Ratios (as a percentage of average daily net assets applicable to common shares):(4)†

Expenses excluding interest and fees	1.24%		1.33%		1.29%	1.31%	1.30%

Interest and fee expense(5)	0.53%		0.58%		1.33%	1.43%	1.00%

Total expenses	1.77%		1.91%		2.62%	2.74%	2.30%

Net investment income	4.83%		5.73%		5.33%	5.71%	5.36%

Portfolio Turnover	137	%(6)	57	%(6)	49%	34%	43%

Senior Securities:

Total notes payable outstanding (in 000’s)	$578,000		$570,000		$525,000	$595,000	$663,000

Asset coverage per $1,000 of notes payable(7)	$3,846		$4,143		$4,012	$4,184	$3,985

Total preferred shares outstanding	8,640		8,640		8,640	8,640	10,665

Asset coverage per preferred share(8)	$69,999		$75,118		$71,062	$76,744	$71,059

Involuntary liquidation preference per preferred share(9)	$25,000		$25,000		$25,000	$25,000	$25,000

Approximate market value per preferred share(9)	$25,000		$25,000		$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Preferred Shares at 92% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 4.31%.

(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(5)	Interest and fee expense relates to the notes payable, a portion of which was incurred to partially redeem the Fund’s Auction Preferred Shares (see Note 2).

(6)	Includes the effect of To-Be-Announced (TBA) transactions.

(7)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(8)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 280%, 300%, 284%, 307% and 284% at March 31, 2022, 2021, 2020, 2019 and 2018, respectively.

(9)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders.

	Year Ended March 31,

	2022	2021	2020	2019	2018

Expenses excluding interest and fees	0.83%	0.88%	0.86%	0.87%	0.87%

Interest and fee expense	0.36%	0.38%	0.89%	0.95%	0.67%

Total expenses	1.19%	1.26%	1.75%	1.82%	1.57%

Net investment income	3.25%	3.79%	3.57%	3.79%	3.58%

61	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Limited Duration Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent it is consistent with its primary objective.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the

62

Eaton Vance

Limited Duration Income Fund

March 31, 2022

Notes to Financial Statements — continued

valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) is an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of March 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At March 31, 2022, the Fund had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

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I  Futures Contracts — Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 11. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

M  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject

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Notes to Financial Statements — continued

to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.

N  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Auction Preferred Shares

The Fund issued Auction Preferred Shares (APS) on July 25, 2003 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

The number of APS issued and outstanding at March 31, 2022 are as follows:

APS Issued and Outstanding

Series A	1,728

Series B	1,728

Series C	1,728

Series D	1,728

Series E	1,728

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund’s By-Laws and the 1940 Act. The Fund pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

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Notes to Financial Statements — continued

3  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at March 31, 2022, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at March 31, 2022	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	0.56%	$69,749	0.16%	0.08-0.95

Series B	0.66	65,926	0.15	0.08-0.74

Series C	0.66	70,843	0.16	0.06-0.79

Series D	0.75	70,074	0.16	0.08-0.75

Series E	0.61	67,631	0.16	0.08-0.71

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of March 31, 2022.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2022 and March 31, 2021 was as follows:

	Year Ended March 31,
	2022	2021

Ordinary income	$79,514,671	$92,560,856

Tax return of capital	$60,229,921	$47,686,331

During the year ended March 31, 2022, accumulated loss was decreased by $2,500 and paid-in capital was decreased by $2,500 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of March 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(154,182,200)

Net unrealized depreciation	(100,861,932)

Accumulated loss	$(255,044,132)

At March 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $154,182,200 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at March 31, 2022, $28,198,525 are short-term and $125,983,675 are long-term.

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Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at March 31, 2022, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,383,937,507

Gross unrealized appreciation	$24,273,076

Gross unrealized depreciation	(124,893,678)

Net unrealized depreciation	$(100,620,602)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average weekly gross assets and is payable monthly. Gross assets are calculated by deducting accrued liabilities of the Fund except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Fund, and the amount of any outstanding preferred shares issued by the Fund. Accrued liabilities are expenses incurred in the normal course of operations. For the year ended March 31, 2022, the investment adviser fee amounted to $17,157,538. EVM does not receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans and TBA transactions, for the year ended March 31, 2022 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$666,952,751	$737,160,710

U.S. Government and Agency Securities	2,579,042,079	2,593,500,186

	$3,245,994,830	$3,330,660,896

6  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. Common shares issued by the Fund pursuant to its dividend reinvestment plan for the year ended March 31, 2022 were 56,442. There were no common shares issued by the Fund for the year ended March 31, 2021.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended March 31, 2022 and March 31, 2021.

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7  Restricted Securities

At March 31, 2022, the Fund owned the following securities which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date(s) of Acquisition	Shares	Cost	Value

Common Stocks

Nine Point Energy Holdings, Inc.	7/15/14	29,787	$1,370,480	$0

Total Common Stocks			$1,370,480	$0

Convertible Preferred Stocks

Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	555	$555,000	$0

Total Convertible Preferred Stocks			$555,000	$0

Total Restricted Securities			$1,925,480	$0

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 2022 is included in the Portfolio of Investments. At March 31, 2022, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.

Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

Interest Rate Risk: During the year ended March 31, 2022, the Fund utilized various interest rate derivatives including futures contracts and interest rate swaps to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At March 31, 2022, the fair value of derivatives with credit-related contingent features in a net liability position was $211,815. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $178,999 at March 31, 2022.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

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The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at March 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at March 31, 2022.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2022 was as follows:

	Fair Value
		Foreign	Interest
Statement of Assets and Liabilities Caption	Credit	Exchange	Rate	Total

Accumulated loss	$26,736 *	$—	$4,601,040 *	$4,627,776

Receivable for open forward foreign currency exchange contracts	—	2,236,230	—	2,236,230

Total Asset Derivatives	$26,736	$2,236,230	$4,601,040	$6,864,006

Derivatives not subject to master netting or similar agreements	$26,736	$—	$4,601,040	$4,627,776

Total Asset Derivatives subject to master netting or similar agreements	$—	$2,236,230	$—	$2,236,230

Accumulated loss	$—	$(41,063)*	$—	$(41,063)

Payable for open forward foreign currency exchange contracts	—	(89,561)	—	(89,561)

Payable/receivable for open swap contracts; Upfront receipts on open non-centrally cleared swap contracts	(122,254)	—	—	(122,254)

Total Liability Derivatives	$(122,254)	$(130,624)	$—	$(252,878)

Derivatives not subject to master netting or similar agreements	$—	$(41,063)	$—	$(41,063)

Total Liability Derivatives subject to master netting or similar agreements	$(122,254)	$(89,561)	$—	$(211,815)

*

For futures contracts and centrally cleared derivatives, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of March 31, 2022.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$3,044	$(3,044)	$—	$—	$—

Citibank, N.A.	52	(52)	—	—	—

Deutsche Bank AG	540	(540)	—	—	—

HSBC Bank USA, N.A.	1,417	(1,417)	—	—	—

Standard Chartered Bank	1,138,696	—	—	(380,000)	758,696

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Notes to Financial Statements — continued

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

State Street Bank and Trust Company	$1,092,481	$(74,421)	$(219,993)	$ —	$ 798,067

	$2,236,230	$(79,474)	$(219,993)	$(380,000)	$1,556,763

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$ (11,594)	$ 3,044	$ —	$ —	$ (8,550)

Citibank, N.A.	(106,731)	52	68,999	37,680	—

Deutsche Bank AG	(15,589)	540	—	—	(15,049)

HSBC Bank USA, N.A.	(3,480)	1,417	—	—	(2,063)

State Street Bank and Trust Company	(74,421)	74,421	—	—	—

	$(211,815)	$79,474	$68,999	$37,680	$(25,662)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended March 31, 2022 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss):

Futures contracts	$—	$—	$1,920,491	$1,920,491

Swap contracts	371,889	—	(155,627)	216,262

Forward foreign currency exchange contracts	—	12,868,406	—	12,868,406

Total	$371,889	$12,868,406	$1,764,864	$15,005,159

Change in unrealized appreciation (depreciation):

Futures contracts	$—	$—	$2,853,388	$2,853,388

Swap contracts	(27,596)	—	(749,521)	(777,117)

Forward foreign currency exchange contracts	—	(1,278,042)	—	(1,278,042)

Total	$(27,596)	$(1,278,042)	$2,103,867	$798,229

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March 31, 2022

Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended March 31, 2022, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$8,421,000	$96,499,000	$244,141,000	$28,095,000

*	The average notional amount of forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

9  Credit Agreement

The Fund has entered into a Credit Agreement, as amended (the Agreement) with major financial institutions to borrow up to $800 million ($850 million prior to December 17, 2021). Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through December 14, 2023, the Fund pays a facility fee of 0.25% per annum on the borrowing limit. In connection with the renewal of the Agreement on December 17, 2021, the Fund paid an upfront fee of $1,440,000 which is being amortized to interest expense over a period of two years through December 2023. The unamortized balance at March 31, 2022 is approximately $1,317,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At March 31, 2022, the Fund had borrowings outstanding under the Agreement of $578,000,000 at an interest rate of 1.25%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at March 31, 2022 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 11) at March 31, 2022. Facility fees for the year ended March 31, 2022 totaled $2,118,057 and are included in interest expense and fees on the Statement of Operations. For the year ended March 31, 2022, the average borrowings under the Agreement and the average interest rate (excluding fees) were $532,106,849 and 1.03%, respectively.

10  Investments in Affiliated Issuers and Funds

The Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At March 31, 2022, the value of the Fund’s investment in affiliated issuers and funds was $57,318,534, which represents 4.0% of the Fund’s net assets applicable to common shares. Transactions in affiliated issuers and funds by the Fund for the year ended March 31, 2022 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units, end of period
Commercial Mortgage-Backed Securities

Morgan Stanley Bank of America Merrill Lynch Trust:

Series 2015-C23, Class D, 4.144%, 7/15/50	$1,973,960	$—	$—	$—	$(152,632)	$1,866,948	$129,645	$2,000,000

Series 2016-C29, Class D, 3.00%, 5/15/49	3,034,696	—	—	—	(61,552)	2,984,932	119,109	3,577,365

Series 2016-C32, Class D, 3.396%, 12/15/49	1,286,773	—	—	—	(56,741)	1,236,954	61,258	1,600,000

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Notes to Financial Statements — continued

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units, end of period

Morgan Stanley Capital I Trust:

Series 2016-UB12, Class D, 3.312%, 12/15/49	$2,560,201	$—	$—	$—	$ (40,745)	$2,644,734	$273,943	$4,488,667

Series 2017-CLS, Class A, 0.784%, (1 mo. USD LIBOR + 0.70%), 11/15/34	2,001,683	—	(1,997,812)	(2,188)	(1,683)	—	11,330	—

Series 2017-CLS, Class F, 2.997%, (1 mo. USD LIBOR + 2.60%), 11/15/34	—	564,644	—	—	(2,072)	562,594	2,019	569,000

Series 2019-BPR, Class C, 3.447%, (1 mo. USD LIBOR + 3.05%), 5/15/36	1,587,708	—	—	—	182,006	1,769,714	59,175	1,845,000

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	16,659,394	1,358,303,292	(1,328,682,207)	(32,207)	4,386	46,252,658	45,664	46,257,284

Totals				$(34,395)	$(129,033)	$57,318,534	$702,143

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2022, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Asset-Backed Securities	$ —	$105,661,578	$ —	$105,661,578

Closed-End Funds	23,570,996	—	—	23,570,996

Collateralized Mortgage Obligations	—	100,818,923	—	100,818,923

Commercial Mortgage-Backed Securities	—	88,306,073	—	88,306,073

Common Stocks	4,480,670	6,268,075	1,282,251	12,030,996

Convertible Bonds	—	1,959,297	—	1,959,297

Convertible Preferred Stocks	—	3,321,613	0	3,321,613

Corporate Bonds	—	721,780,658	—	721,780,658

Preferred Stocks	1,913,054	739,230	0	2,652,284

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	725,841,682	262,351	726,104,033

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Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3*	Total

Sovereign Government Bonds	$—	$58,175,629	$—	$58,175,629

Sovereign Loans	—	10,597,059	—	10,597,059

U.S. Government Agency Mortgage-Backed Securities	—	381,563,236	—	381,563,236

Warrants	—	0	0	0

Miscellaneous	—	21,840	—	21,840

Short-Term Investments:

Affiliated Fund	—	46,252,658	—	46,252,658

U.S. Treasury Obligations	—	499,979	—	499,979

Total Investments	$29,964,720	$2,251,807,530	$1,544,602	$2,283,316,852

Forward Foreign Currency Exchange Contracts	$—	$2,236,230	$—	$2,236,230

Futures Contracts	4,601,040	—	—	4,601,040

Swap Contracts	—	26,736	—	26,736

Total	$34,565,760	$2,254,070,496	$1,544,602	$2,290,180,858

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(130,624)	$—	$(130,624)

Swap Contracts	—	(122,254)	—	(122,254)

Total	$—	$(252,878)	$—	$(252,878)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended March 31, 2022 is not presented.

12  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies or entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

LIBOR Transition Risk

Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus

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Notes to Financial Statements — continued

outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

13  Additional Information

On August 27, 2020, the Fund’s Board of Trustees (the “Board”) received a shareholder demand letter from counsel to Saba Capital Master Fund, Ltd., a hedge fund (“Saba”). Saba also filed claims against the Fund in a lawsuit in Suffolk County Superior Court in Massachusetts asserting breach of contract and fiduciary duty by the Fund and certain of its affiliates, the Fund’s adviser, and the Board, following the recent implementation by the Fund of by-law amendments that (i) require trustee nominees in contested elections to obtain affirmative votes of a majority of eligible shares in order to be elected and (ii) establish certain requirements related to shares obtained in “control share” acquisitions. With respect to the Fund, Saba seeks rescission of these bylaw provisions and certain related relief. On March 31, 2021, the court allowed in part and denied in part a motion to dismiss Saba’s claims.

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Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Limited Duration Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Limited Duration Income Fund (the “Fund”), including the portfolio of investments, as of March 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of March 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

May 20, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

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Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.

Qualified Dividend Income. For the fiscal year ended March 31, 2022, the Fund designates approximately $29,609, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

163(j) Interest Dividends. For the fiscal year ended March 31, 2022, the Fund designates 96.55% of distributions from net investment income as a 163(j) interest dividend.

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March 31, 2022

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on January 13, 2022. The following action was taken by the shareholders:

Proposal 1(a): The election of Cynthia E. Frost, Valerie A. Mosley and Scott E. Wennerholm as Class I Trustees of the Fund for a three-year term expiring in 2025.

The following votes were cast by the Fund’s common and APS shareholders, voting together as a single class:

	Number of Shares
Nominees for Trustee	For	Withheld

Cynthia E. Frost	84,507,585	1,570,521

Valerie A. Mosley	84,582,066	1,496,040

Scott E. Wennerholm	84,295,203	1,782,903

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Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

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Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature Date

Shareholder signature Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Limited Duration Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

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Management and Organization

Fund Management. The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 funds (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 funds, and Ms. Wiser who oversees 135 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2023. 3 years. Since 2007.

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Fund, and his former position with EVC, which was an affiliate of the Fund prior to March 1, 2021.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2023. 3 years. Since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2025. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.

George J. Gorman 1952	Chairperson of the Board and Class III Trustee(1)	Until 2024. 3 years. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

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Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Valerie A. Mosley 1960	Class I Trustee	Until 2025. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

William H. Park 1947	Class II Trustee	Until 2023. 3 years. Since 2003.	Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).
Other Directorships. None.

Helen Frame Peters 1948	Class III Trustee	Until 2024. 3 years. Since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Other Directorships. None.

Keith Quinton 1958	Class II Trustee	Until 2023. 3 years. Since 2018.

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2024. 3 years. Since 2018.

Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class III Trustee	Until 2024. 3 years. Since 2015.

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Class I Trustee	Until 2025. 3 years. Since 2016.	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.

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Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Nancy A. Wiser 1967	Class II Trustee(1)(2)	Until 2023. 1 year. Since 2022.	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).

Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Preferred shares Trustee.

(2)	Ms. Wiser began serving as a Trustee effective April 4, 2022.

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Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

83

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are

Who is providing this notice?

Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)

What we do

How does Eaton Vance protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Investment Management Affiliates

Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

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As a diversified global financial services firm, Morgan Stanley engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, if applicable, (collectively for the purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley funds, any new or successor funds, programs, accounts or businesses (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the ‘‘MS Investment Accounts, and, together with the Eaton Vance Investment Accounts, the “Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the investment adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the MS Investment Accounts whether or not specifically identified.

Material Non-public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The investment adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a Fund’s behalf. In addition, the investment adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the investment adviser or its affiliates unrelated to that of a Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the investment adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the investment adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.

The investment adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the investment adviser or Morgan Stanley. The investment adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley’s activities outside the Funds. In instances where trading of an investment is restricted, the investment adviser may not be able to purchase or sell such investment on behalf of a Fund, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Also, in situations where the investment adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the investment adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the investment adviser refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the investment adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.

Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and generally will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with the investment adviser.

In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The investment adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser may also implement internal information barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the investment adviser will also apply internally within the investment adviser. As a result, a Fund may not be permitted to transact in (e.g., dispose of a

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security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the investment adviser, the investment adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund’s advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.

To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser. Each client of the investment adviser that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by the investment adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.

It is possible that Morgan Stanley or an Affiliated Investment Account, including another Eaton Vance fund, will invest in or advise a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.

In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the investment adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.

It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.

Different clients of the investment adviser, including a Fund, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, the investment adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the investment adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the investment adviser or its affiliates on behalf of one client can negatively impact securities held by another client. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.

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The investment adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund.

The investment adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The investment adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the investment adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a Fund. At times, the investment adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.

From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a Fund, but not in others, or that client accounts may have different levels of holdings in certain securities or instruments. .. In addition, due to differences in the investment strategies or restrictions among client accounts, the investment adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the investment adviser in the allocation of management time, resources and investment opportunities. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

In addition, at times an investment adviser investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The investment adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.

The investment adviser maintains separate trading desks by investment team and generally based on asset class, including two trading desks trading equity securities. These trading desks operate independently of one another. The two equity trading desks do not share information. The separate equity trading desks may result in one desk competing against the other desk when implementing buy and sell transactions, possibly causing certain accounts to pay more or receive less for a security than other accounts. In addition, Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share trading information with the investment adviser. These trading desks may compete against the investment adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.

Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. Because each Investment Department generally makes investment decisions and executes trades independently of the other, the quality and price of execution, and the performance of investments and accounts, can be expected to vary. In addition, each Investment Department may use different trading systems and technology and may employ differing investment and trading strategies. As a result, a MS Investment Account could trade in advance of the Fund (and vice versa), might complete trades more quickly and efficiently than the Fund, and/or achieve different execution than the Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the MS Investment Department may result, from time to time, in the Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such account. The Eaton Vance Investment Department will not knowingly or intentionally cause the Fund to engage in a cross trade with an account serviced by the MS Investment Department, however, subject to applicable law and internal policies and procedures, the Fund may conduct cross trades with other accounts serviced by the Eaton Vance Investment Department. Although the Eaton Vance Investment Department may aggregate the Fund’s trades with trades of other accounts serviced by the Eaton Vance Investment Department, subject to applicable law and internal policies and procedures, there will be no aggregation or coordination of trades with accounts serviced by the MS Investment Department, even when both Investment Departments are seeking to acquire or dispose of the same investments contemporaneously.

Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser and/or EVD may pay compensation, out of their own funds and not as an expense of the Funds, to certain financial intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the investment adviser or EVD may pay additional compensation to a financial intermediary for, among

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other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a financial intermediary, granting EVD access to a financial intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a financial intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Eaton Vance funds), amount of assets invested by the financial intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Eaton Vance funds), a Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the investment adviser and/or EVD. The amount of these payments may be different for different financial intermediaries.

The prospect of receiving, or the receipt of, additional compensation, as described above, by financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation. In addition, in certain circumstances, the investment adviser may restrict, limit or reduce the amount of a Fund’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a Fund. Furthermore, from time to time, the investment adviser or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The investment adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.

Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.

Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the investment adviser’s flexibility in making investments in such restructurings on a Fund’s behalf may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

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To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the investment adviser) with a Fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Funds. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.

Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the investment adviser or the Funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the investment adviser’s or a Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the investment adviser’s or a Fund’s best interests.

Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.

In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the investment adviser on a Fund’s behalf.

Principal Investments. To the extent permitted by applicable law, there may be situations in which a Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.

Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Eaton Vance funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.

Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with the investment adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the investment adviser may invest in the companies or other entities in which a Fund has made an

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investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, the investment adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.

Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The investment adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the investment adviser deems to be fair and equitable or in such other manner as may be required by applicable law.

Temporary Investments. To more efficiently invest short-term cash balances held by a Fund, the investment adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the investment adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act.

Transactions with Affiliates. The investment adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the investment adviser nor any investment sub-adviser will purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the investment adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

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Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program. The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders. If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information. Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds and Term Trusts”.

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Investment Adviser and Administrator	Independent Registered Public Accounting Firm
Eaton Vance Management	Deloitte & Touche LLP
Two International Place	200 Berkeley Street
Boston, MA 02110	Boston, MA 02116-5022

Custodian	Fund Offices
State Street Bank and Trust Company	Two International Place
State Street Financial Center, One Lincoln Street	Boston, MA 02110
Boston, MA 02111

Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

1856    3.31.22

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman, William H. Park and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm). Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended March 31, 2021 and March 31, 2022 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	3/31/21	3/31/22
Audit Fees	$148,700	$127,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$20,782	$19,982
All Other Fees(3)	$0	$0

Total	$169,482	$147,582

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended March 31, 2021 and March 31, 2022; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	3/31/21	3/31/22
Registrant	$20,782	$19,982
Eaton Vance(1)	$150,300	$51,800

(1)	The Investment Adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, William H. Park, Helen Frame Peters, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy A. Wiser are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Catherine C. McDermott, Kelley Gerrety, Eric A. Stein and Andrew Szczurowski comprise the investment team responsible for the overall management of the Fund’s investments.

Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Ms. Gerrety is a Vice President of EVM and has been a portfolio manager of the Fund since March 2019. Mr. Stein is a Vice President and Chief Investment Officer, Fixed Income of EVM, has been a portfolio manager of the Fund since December 2012. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Mmes. Baccei and McDermott and Messrs. Stein and Szczurowski have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kelley Baccei Gerrity(1)
Registered Investment Companies	7	$12,751.8	0	$0
Other Pooled Investment Vehicles	1	$35.9	0	$0
Other Accounts	0	$0	0	$0
Catherine C. McDermott
Registered Investment Companies	7	$4,816.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Eric A. Stein(1)
Registered Investment Companies	3	$5,876.1	0	$0
Other Pooled Investment Vehicles	1	$74.3	0	$0
Other Accounts	0	$0	0	$0
Andrew Szczurowski(1)
Registered Investment Companies	5	$21,714.4	0	$0
Other Pooled Investment Vehicles	1	$74.3	0	$0
Other Accounts	0	$0	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies and/or pooled investment vehicles that invest or may invest in one or more underlying registered investment companies and/or separate pooled investment vehicles in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Kelley Gerrety	None
Catherine C. McDermott	None
Eric A. Stein	$1 - $10,000
Andrew Szczurowski	$10,001 - $50,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Board of Directors of Eaton Vance’s parent company, Morgan Stanley.

Base salary compensation. Generally, portfolio managers and research analysts receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers and research analysts may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates including Eaton Vance. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Revenue and profitability of the firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Team, product and/or Eaton Vance performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager(1) (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods),(2) provided that for funds that are tax-managed or otherwise have an objective of after-tax returns, performance net of taxes will be considered

•	Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(1)	Generally, this is total return performance, provided that consideration may also be given to relative risk-adjusted performance.
(2)

When a fund’s peer group as determined by Lipper or Morningstar is deemed by the relevant Eaton Vance Chief Investment Officer, or in the case of the sub-advised Funds, the Director of Product Development and Sub-Advised Funds, not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs
April 2021	—	—	—	10,354,702
May 2021	—	—	—	10,354,702
June 2021	—	—	—	10,354,702
July 2021	—	—	—	10,354,702
August 2021	—	—	—	10,354,702
September 2021	—	—	—	10,354,702
October 2021	—	—	—	10,354,702
November 2021	—	—	—	10,354,702
December 2021	—	—	—	10,354,702
January 2022	—	—	—	10,354,702
February 2022	—	—	—	10,354,702
March 2022	—	—	—	10,354,702
Total	—	—	—

*

On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on November 15, 2013.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Limited Duration Income Fund

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: May 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: May 23, 2022

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: May 23, 2022